UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4161

Jefferson Pilot Variable Fund, Inc.
(Exact name of registrant as specified in charter)

One Granite Place, Concord, NH			03301
(Address of principal executive offices)			(Zip code)

Craig Moreshead, Secretary One Granite Place, Concord, NH 03301
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(603) 226-5706

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2005

Item 1 – Annual Report to Shareholders

JEFFERSON PILOT VARIABLE FUND, INC.

Portfolio	Manager

Capital Growth	Wellington Capital Management, LLP

Growth	Turner Investment Partners, Inc.

Strategic Growth	T. Rowe Price Associates, Inc.

S&P 500 Index	Mellon Capital Management Corp.

Value	Credit Suisse Asset Management, LLC

Mid-Cap Growth	Turner Investment Partners, Inc.

Mid-Cap Value	Wellington Capital Management, LLP

Small Company	Lord, Abbett & Co. LLC

Small-Cap Value	Dalton, Grenier, Hartman, Maher & Co.

International Equity	Marsico Capital Management, LLC

World Growth Stock	Templeton Investment Counsel, LLC

High Yield Bond	Massachusetts Financial Services Company

Balanced	Wellington Capital Management, LLP

Money Market	Massachusetts Financial Services Company

Annual Report
December 31, 2005

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FROM THE PRESIDENT	JEFFERSON PILOT VARIABLE FUND, INC.

Dear Policyowner:

Twice each year we provide this in-depth report on Jefferson Pilot Variable Fund (JPVF) investment portfolios and managers. Among your ownership rights is access to a full and complete disclosure of the firms that manage your investments. In the report you’ll find a wealth of detailed statistical analysis for each of our family of managers, market commentary, financial statements, and performance comparisons. At first glance this report can be a little overwhelming, but we believe it allows you to appreciate the benefits of your fund selections and demonstrates our due diligence and competence in managing your assets.

2005 can be summarized as a year of steady if unheralded growth in equity markets. Market indices Dow Jones and the S&P 500® showed modest returns, and media attention focused on the Fed interest rate hikes. Domestic equity fund returns were solid, outpacing the indices, and international portfolios saw outstanding gains. Bond returns were modest. 2005 was a solid year for JPVF portfolios, as every investment division experienced positive returns and several had outstanding results.

The year ahead will no doubt bring its usual array of investment surprises, and as we often caution, past performance can’t predict future results. That’s where your professional financial advisor comes in. They are trained to capably assess the performance of your policy and recommend adjustments as economic and personal needs change. Variable insurance products are designed to provide a lifetime of benefits, which means adjustments may be appropriate.

We are mindful of the need to continually monitor and revise JPVF fund offerings. Our goal is to provide a lineup of high quality investment managers covering a wide spectrum of asset classes. All of our managers are continually reviewed and compared to broad market indices as well as appropriate peer groups. Long and short-term performance, volatility characteristics, style consistency and many qualitative factors are all part of our ongoing review.

Thank you for your continued confidence in Jefferson Pilot Financial and for allowing us to assist you in your financial planning goals.

Sincerely,

Ronald R. Angarella, President
Jefferson Pilot Variable Fund, Inc.

The Jefferson Pilot Variable Fund investment options offered to policyholders will vary based on the variable insurance or variable annuity contract purchased. Please consult your product prospectus for a full listing of available investment options.

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INDEX	JEFFERSON PILOT VARIABLE FUND, INC.

CAPITAL GROWTH PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER

Wellington Management Company, LLP (Since 05/01/04)

Andrew J. Shilling, CFA, Senior Vice President and Partner

INVESTMENT OBJECTIVE

The investment objective of the Capital Growth Portfolio is to seek capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental.

CAPITAL GROWTH PORTFOLIO
AND THE RUSSELL 1000® GROWTH INDEX*

Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

	Capital Growth	Russell 1000® Growth Index
1 Year	4.77%	5.26%
5 Year	-5.57%	-3.58%
10 Year	8.15%	6.73%
Inception	11.39%	8.53%

Inception Date - May 1, 1992. Past performance is not predictive of future performance.

*                 This graph compares an initial $10,000 investment made in the Capital Growth Portfolio (the “Portfolio”) at its inception with a similar investment in the Russell 1000® Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The Russell 1000® Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

PERCENT OF INVESTMENTS

TOP TEN INDUSTRIES	% OF NET ASSETS
Pharmaceuticals	9.53%
Software	8.37%
Internet Software & Services	7.86%
Health Care Providers & Services	7.72%
Capital Markets	7.63%
Computers & Peripherals	7.33%
Diversified Financial Services	5.99%
Aerospace & Defense	5.87%
Biotechnology	5.17%
Health Care Equipment & Supplies	4.38%

TOP TEN HOLDINGS	% OF NET ASSETS
Yahoo!, Inc.	4.84%
AstraZeneca, PLC, ADR	4.68%
Medtronic, Inc.	4.38%
Countrywide Financial Corp.	4.36%
UnitedHealth Group, Inc.	4.34%
Electronic Arts, Inc.	3.71%
Chicago Mercantile Exchange, The	3.64%
Network Appliance, Inc.	3.53%
QUALCOMM, Inc.	3.47%
Boeing Co., The	3.24%

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

JPVF Capital Growth Portfolio

ACCOUNT
DATE	VALUE
05/01/92	10,000
06/30/92	10,087
09/30/92	10,925
12/31/92	12,724
03/31/93	13,604
06/30/93	13,635
09/30/93	14,752
12/31/93	15,869
03/31/94	15,387
06/30/94	14,720
09/30/94	15,553
12/31/94	15,353
03/31/95	16,045
06/30/95	17,479
09/30/95	20,143
12/31/95	21,762
03/31/96	23,919
06/30/96	25,766
09/30/96	26,224
12/31/96	25,951
03/31/97	26,015
06/30/97	30,540
09/30/97	33,805
12/31/97	33,582
03/31/98	39,281
06/30/98	41,989
09/30/98	36,869
12/31/98	46,502
03/31/99	50,983
06/30/99	53,243
09/30/99	51,361
12/31/99	67,270
03/31/00	74,984
06/30/00	71,917
09/30/00	70,336
12/31/00	58,217
03/31/01	47,465
06/30/01	51,001
09/30/01	37,663
12/31/01	43,552
03/31/02	42,204
06/30/02	33,225
09/30/02	28,017
12/31/02	30,000
03/31/03	29,498
06/30/03	33,554
09/30/03	34,504
12/31/03	38,093
03/31/04	38,834
06/30/04	40,660
09/30/04	38,172
12/31/04	41,700
03/31/05	38,492
06/30/05	41,034
09/30/05	42,254
12/31/05	43,690

Russell 1000® Growth Index

Compare to Capital Growth

ACCOUNT
DATE	VALUE
05/01/92	10,000
06/30/92	9,876
09/30/92	10,307
12/31/92	11,026
03/31/93	10,931
06/30/93	10,762
09/30/93	10,923
12/31/93	11,343
03/31/94	10,842
06/30/94	10,730
09/30/94	11,552
12/31/94	11,640
03/31/95	12,748
06/30/95	14,001
09/30/95	15,271
12/31/95	15,967
03/31/96	16,824
06/30/96	17,895
09/30/96	18,539
12/31/96	19,659
03/31/97	19,764
06/30/97	23,503
09/30/97	25,269
12/31/97	25,653
03/31/98	29,540
06/30/98	30,881
09/30/98	28,075
12/31/98	35,582
03/31/99	37,844
06/30/99	39,300
09/30/99	37,861
12/31/99	47,381
03/31/00	50,757
06/30/00	49,387
09/30/00	46,731
12/29/00	36,756
03/30/01	29,074
06/29/01	31,522
09/28/01	25,403
12/31/01	29,249
03/28/02	28,492
06/28/02	23,172
09/30/02	19,686
12/31/02	21,094
03/31/03	20,868
06/30/03	23,854
09/30/03	24,787
12/31/03	27,368
03/31/04	27,585
06/30/04	28,120
09/30/04	26,649
12/31/04	29,093
03/31/05	27,903
06/30/05	28,589
09/30/05	29,736
12/31/05	30,622

PORTFOLIO COMMENTARY

Performance

Year to date the Capital Growth Portfolio has returned 4.77% for the year, compared to a 5.26% return for the Russell 1000® Growth Index over the same period.

Review

The Russell 1000® Growth’s 5.26% return was below the 7.05% return posted by the Russell 1000® Value, a bias that was repeated across the capitalization spectrum. Rising oil prices, the Federal Reserve’s ongoing interest rate increases, and inflation concerns began to take their toll during the first part of the year, and investors pushed stocks lower through April. Markets reversed course over the spring and summer, bolstered by corporate earnings strength that continued despite rising interest rates and input costs. The final quarter saw overall positive returns as a sharp rise in November more than offset a decline in October and a flat December. The Portfolio underperformed its benchmark during this period of underperformance for growth investing.

The Portfolio benefited from positive sector allocation mostly due to an overweight position in Energy stocks. However stock selection lagged for the year. Consumer Discretionary stocks provided the greatest relative headwinds during the year, largely due to positions in online auctioneer eBay, satellite radio provider XM Satellite, and pet supplies retailer PetSmart. eBay traded lower on concerns of slowing US growth, falling margins, and rising competition. XM Satellite fell earlier in the year on concerns about the rising costs of adding subscribers. PetSmart tumbled over the summer on competition concerns as other large retailers targeted pet supplies as a growth area. Another weak performer was pharmaceutical company Elan, which fell 70% in one day. The news that their key Multiple Sclerosis drug Tysabri potentially caused a fatal brain ailment in two patients in a test trial, resulting in the voluntary removal of the drug from the market, proved disastrous to the stock. Other negative relative performers during the year included video game publisher Electronic Arts and computer maker Dell.

Energy stocks were the greatest source of value added during the year, due to both our positive stock selection and our overweight in the sector. Resource plays in the sector were additive. Petro-Canada and Petrol Brasileiros benefited from high oil prices while Cameco rose on favorable supply/demand dynamics for uranium. Financial stocks also added value, boosted by a position in Chicago Mercantile. The derivatives exchange company benefited from rising volume and increases in the rates charged per contract traded. Internet search and advertising company Google continued its ascent, benefiting from both a strong secular trend toward increased online advertising and from greater investor appreciation of its exceptional growth dynamics. Other top contributors to relative returns included pharmaceutical giant AstraZeneca, Latin American cell phone operator America Movil, and diversified healthcare provider United Health Group.

What is the outlook?

The marked increase in global energy prices in the aftermath of the destructive US hurricane season could negatively impact economic growth in the near term. US consumers have been particularly hard hit, as they face a noticeable increase in short-term interest rates along with rising heating and gasoline prices. Inflationary pressures are waning despite still-high energy prices, in part due to the determined anti-inflationary stance of the Federal Reserve Bank. We therefore look for a decelerating rate of increase in inflation over the course of 2006.

We continue to focus our efforts on picking stocks one-at-a-time based on detailed fundamental research. Our stock-by-stock analysis led to a decrease in our exposure to the Consumer Discretionary sector over the year. Within the sector, our retailing exposure is at its lowest level in some time as we believe high energy prices will pressure retail sales. As a result of bottom-up investment decisions, the Portfolio ended the period with its largest overweights in the Financials and Health Care sectors and its largest underweights in the Consumer Staples and Consumer Discretionary sectors

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS

as of December 31, 2005

Company	Shares	Market Value
COMMON STOCK 99.26%
Aerospace & Defense 5.87%
Boeing Co., The	80,840	$5,678,202
General Dynamics Corp.	40,290	4,595,075
		10,273,277
Biotechnology 5.17%
Amgen, Inc. *	58,100	4,581,766
Genzyme Corp. *	22,960	1,625,109
Gilead Sciences, Inc. *	53,980	2,840,967
		9,047,842
Capital Markets 7.63%
Franklin Resources, Inc.	55,930	5,257,979
Legg Mason, Inc.	31,410	3,759,463
UBS, AG	45,590	4,337,889
		13,355,331
Commercial Banks 2.44%
Commerce Bancorp, Inc.	124,160	4,272,346
Communications Equipment 3.47%
QUALCOMM, Inc.	140,850	6,067,818
Computers & Peripherals 7.33%
Apple Computer, Inc. *	61,160	4,396,792
Network Appliance, Inc. *	228,880	6,179,760
SanDisk Corp. *	35,820	2,250,212
		12,826,764
Diversified Financial Services 5.99%
Chicago Mercantile Exchange, The	17,330	6,368,602
Moody’s Corp.	31,290	1,921,832
Nasdaq Stock Market, Inc. *	62,270	2,190,659
		10,481,093
Energy Equipment & Services 0.83%
Halliburton Co.	23,310	1,444,288
Health Care Equipment & Supplies 4.38%
Medtronic, Inc.	133,085	7,661,703
Health Care Providers & Services 7.72%
Coventry Health Care, Inc. *	40,255	2,292,925
UnitedHealth Group, Inc.	122,160	7,591,022
WellPoint, Inc. *	45,390	3,621,668
		13,505,615
Hotels, Restaurants & Leisure 2.10%
Starwood Hotels & Resorts Worldwide, Inc.	57,590	3,677,697
Household Products 2.06%
Procter & Gamble Co., The	62,360	3,609,397
Industrial Conglomerates 1.99%
General Electric Co.	99,360	$3,482,568
Insurance 0.96%
Progressive Corp., The	14,340	1,674,625
Internet Software & Services 7.86%
Google, Inc. *	12,750	5,289,465
Yahoo!, Inc. *	216,210	8,471,108
		13,760,573
Machinery 2.55%
Danaher Corp.	80,130	4,469,651
Media 2.46%
Pixar, Inc. *	17,980	947,906
XM Satellite Radio Holdings, Inc. *	123,130	3,358,986
		4,306,892
Oil & Gas Consumable Fuels 3.95%
Cameco Corp.	59,600	3,778,044
Petro-Canada	77,930	3,124,214
		6,902,258
Pharmaceuticals 9.53%
AstraZeneca, PLC, ADR	168,540	8,191,044
Sanofi-Aventis, ADR	102,370	4,494,043
Schering-Plough Corp.	191,220	3,986,937
		16,672,024
Software 8.37%
Adobe Systems, Inc.	101,960	3,768,442
Electronic Arts, Inc. *	123,995	6,486,178
Microsoft Corp.	167,750	4,386,663
		14,641,283
Specialty Retail 1.21%
Abercrombie & Fitch Co.	32,530	2,120,305
Thrifts & Mortgage Finance 4.36%
Countrywide Financial Corp.	223,360	7,636,678
Wireless Telecommunication Services 1.03%
America Movil, SA de CV, Series L, ADR	61,870	1,810,316

TOTAL COMMON STOCK
(Cost $152,663,426)		173,700,344

TOTAL INVESTMENTS
(Cost $152,663,426)	99.26%	173,700,344
OTHER ASSETS, LESS LIABILITIES	0.74	1,287,379

TOTAL NET ASSETS	100.00%	$174,987,723

*  Non-income producing security.

ADR - American Depositary Receipt

PLC - Public Limited Company

See notes to financial statements.

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GROWTH PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER

Turner Investment Partners, Inc. (Since 05/01/04)

Robert E. Turner, CFA, Chairman and Chief Investment Officer

Mark D. Turner, President and Senior Portfolio Manager

Robb J. Parlanti, CFA*, Senior Portfolio Manager

INVESTMENT OBJECTIVE

The investment objective of the Growth Portfolio is to seek capital growth by investing in equity securities that the Sub-Adviser believes have above-average growth prospects.

GROWTH PORTFOLIO
AND THE RUSSELL 1000® GROWTH INDEX**

Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

		Russell 1000®
	Growth	Growth Index
1 Year	13.95%	5.26%
5 Year	-3.83%	-3.58%
Inception	7.88%	2.24%

Inception Date - January 1, 1998. Past performance is not predictive of future performance.

*                 Effective April 29, 2005 Chris Perry was replaced by Robb J. Parlanti as co-manager of the Portfolio.

**          This graph compares an initial $10,000 investment made in the Growth Portfolio (the “Portfolio”) at its inception with a similar investment in the Russell 1000®  Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The Russell 1000® Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

PERCENT OF INVESTMENTS

TOP TEN INDUSTRIES	% OF NET ASSETS
Capital Markets	9.70%
Oil & Gas Consumable Fuels	8.09%
Semiconductors & Semiconductor Equipment	6.11%
Computers & Peripherals	5.49%
Insurance	5.16%
Biotechnology	4.95%
Industrial Conglomerates	4.94%
Internet Software & Services	4.45%
Health Care Providers & Services	3.94%
Communications Equipment	3.50%

TOP TEN HOLDINGS	% OF NET ASSETS
General Electric Co.	4.94%
Procter & Gamble Co., The	3.23%
Google, Inc.	2.93%
American International Group, Inc.	2.38%
PepsiCo, Inc.	2.33%
Applied Materials, Inc.	2.01%
Merrill Lynch & Company, Inc.	1.90%
Amgen, Inc.	1.81%
International Business Machines Corp.	1.79%
Charles Schwab Corp., The	1.76%

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

JPVF Growth Portfolio

ACCOUNT
DATE	VALUE
01/01/98	10,000
03/31/98	11,160
06/30/98	11,691
09/30/98	10,420
12/31/98	13,114
03/31/99	14,487
06/30/99	15,102
09/30/99	15,055
12/31/99	23,652
03/31/00	28,610
06/30/00	25,892
09/30/00	28,234
12/31/00	22,301
03/31/01	16,226
06/30/01	16,891
09/30/01	13,085
12/31/01	14,772
03/31/02	14,219
06/30/02	12,650
09/30/02	10,898
12/31/02	11,001
03/31/03	11,016
06/30/03	12,606
09/30/03	13,340
12/31/03	14,395
03/31/04	14,738
06/30/04	14,911
09/30/04	14,260
12/31/04	16,098
03/31/05	15,716
06/30/05	16,336
09/30/05	17,765
12/31/05	18,344

Russell 1000® Growth Index

Compare to Growth

ACCOUNT
DATE	VALUE
01/01/98	10,000
03/31/98	11,444
06/30/98	11,964
09/30/98	10,877
12/31/98	13,785
03/31/99	14,662
06/30/99	15,226
09/30/99	14,668
12/31/99	18,356
03/31/00	19,664
06/30/00	19,133
09/29/00	18,104
12/29/00	14,240
03/30/01	11,264
06/29/01	12,212
09/28/01	9,842
12/31/01	11,332
03/28/02	11,039
06/28/02	8,977
09/30/02	7,627
12/31/02	8,172
03/31/03	8,085
06/30/03	9,241
09/30/03	9,603
12/31/03	10,603
03/31/04	10,687
06/30/04	10,894
09/30/04	10,324
12/31/04	11,271
03/31/05	10,810
06/30/05	11,076
09/30/05	11,520
12/31/05	11,864

PORTFOLIO COMMENTARY

In 2005 earnings were strong but the stock market was not. Corporate America increased earnings by an estimated 13.6%, but the stock market, as represented by the S&P 500® Index, gained just 4.91%. Indeed, companies continued to go on a profit tear the likes of which has not been seen in modern times. If, as expected, the companies in the S&P 500® Index report earnings increases of at least 10% for the fourth quarter over the same period last year, it will mark the 15th consecutive quarter of double-digit earnings growth. But the continued earnings strength failed to help the stock market to at least match 2004’s 10.88% return, confounding the expectations of some market strategists.

Because the gains in recent years have tended to come in brief, intense bursts, with plenty of doldrums in between, the market’s performance has seemed more lackluster than it actually has been. So it may come as something of a surprise to those who are inclined to bearishness that the S&P 500® Index has now produced three consecutive up years and a highly respectable three-year annualized return of 14.39%. (The long-term average annual return is 10%.)

As a consequence of 2005’s subpar return, the price/earnings multiple of stocks in aggregate declined. At the end of the year, the price/earnings ratio of the S&P 500® was 16.4 times 2005 earnings. It finished 2004 at 18 times that year’s earnings. The 16.4 P/E is the lowest for the S&P 500® in 10 years.

Investor sentiment throughout the year was soured by a double dose of rising interest rates and high energy prices. From a 45-year low of 1% in 2004, the Federal Reserve has hiked short-term rates to a current 4.25%. Oil prices in August climbed to a record of more than $68 per barrel before ending the year at about $63. The worry among investors was that higher rates and oil prices would crimp consumer spending, the engine that drives the economy.

Good security selection in the major market sectors helped the Growth Portfolio produce a solidly positive return of 13.95% for the year. This return significantly outperformed the Portfolio’s benchmark, the Russell 1000® Growth Index’s return of 5.26%. Nine of the Portfolio’s 11 sector positions beat their corresponding index sectors. Performance for the past year was largely driven by the energy and utility sectors, a combined 15% weighting.

Our energy sector overweight versus the index benefited the Portfolio as energy was the top performing sector in the Portfolio for the year. The Portfolio’s energy stocks advanced as the entire group is riding the wave of higher commodity prices. Ultra Petroleum Corp. continues to be a leader in this sector climbing over 120% for the year. Production increases in their China and Wyoming assets, coupled with rising energy prices, have provided a substantial benefit to this E&P Company’s earnings. Peabody Energy in the coal industry benefited from strong coal markets during the year. Utilities have historically low inventory levels currently under strong electricity demand. The supply demand imbalance has led to record prices as a result Peabody reset steam coal contracts at much higher prices. The company has benefited from strong metallurgical coal pricing trends as well.

Also contributing to performance was the utility sector. We were overweight versus the index and positive security selection boosted performance. Oil and gas related companies Southwestern Energy and Questar also benefited from increasing commodity prices. Wireless telecom company America Movil SA de CV continues its rapid growth and penetration persists mainly in Mexico and other Latin American countries

The main detractor from performance was the producer durables sector. We saw weakness related to the lack of visibility of a turn in the semiconductor cycle for KLA-Tencor Corp. and Lam Research Inc. Rockwell Automation fell on soft results as its core manufacturing business appeared to be slowing during the year.

We remain optimistic about the near-term outlook for the stock market. Our bottom-up fundamental analysis tells us that the recent strong earnings of corporate America are no fluke and should persist. Also, companies are intent on capitalizing on their fastest growing products and services, controlling costs, improving productivity, buying back shares, and raising dividends. They realize if they don’t do all that, a cash-rich acquirer, of which there are many, may end up doing it for them. All in all, we see a favorable backdrop for continued stock-market gains in the new year.

As we move into 2006, our emphasis, as always, is on holding stocks that we think have the strongest prospective earnings power. We currently favor shares of companies in the Internet, specialty-retailing, consumer-electronics, consulting, staffing-services, brokerage, investment-exchange, financial-transaction-processing, coal, natural-gas-utility, managed-care, biotechnology, semiconductor, telecommunication-equipment, and wireless industries.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS

as of December 31, 2005

Company	Shares	Market Value
COMMON STOCK 99.04%
Aerospace & Defense 1.85%
Boeing Co., The	7,390	$519,074
Precision Castparts Corp.	5,090	263,713
		782,787
Airlines 0.83%
AMR Corp. *	15,750	350,123
Automobiles 1.00%
Toyota Motor Corp., ADR	4,040	422,665
Beverages 2.33%
PepsiCo, Inc.	16,680	985,454
Biotechnology 4.95%
Amgen, Inc. *	9,710	765,731
Genentech, Inc. *	6,980	645,650
Genzyme Corp. *	2,540	179,781
Gilead Sciences, Inc. *	9,500	499,985
		2,091,147
Capital Markets 9.70%
Ameritrade Holding Corp. *	12,500	300,000
Charles Schwab Corp., The	50,810	745,383
Eaton Vance Corp.	11,170	305,611
Legg Mason, Inc.	4,980	596,056
Mellon Financial Corp.	18,940	648,695
Merrill Lynch & Company, Inc.	11,870	803,955
T. Rowe Price Group, Inc.	9,730	700,852
		4,100,552
Commercial Banks 2.81%
HDFC Bank, Ltd., ADR	4,230	215,307
Kookmin Bank, ADR	4,120	307,805
Mitsubishi UFJ Financial Group, Inc.	48,440	663,144
		1,186,256
Communications Equipment 3.50%
Corning, Inc. *	18,160	357,026
Motorola, Inc.	17,010	384,256
QUALCOMM, Inc.	17,120	737,530
		1,478,812
Computers & Peripherals 5.49%
Apple Computer, Inc. *	9,820	705,960
EMC Corp. *	35,930	489,367
Hewlett-Packard Co.	12,880	368,754
International Business Machines Corp.	9,200	756,240
		2,320,321
Construction Materials 0.99%
Cemex, SA de CV, ADR	7,090	$420,650
Consumer Finance 1.29%
American Express Co.	10,570	543,932
Diversified Financial Services 2.23%
Chicago Mercantile Exchange, The	1,600	587,984
Nasdaq Stock Market, Inc. *	10,140	356,725
		944,709
Diversified Telecommunication Services 0.81%
Nippon Telegraph & Telephone Corp., ADR	14,960	341,238
Electrical Equipment 0.72%
Roper Industries, Inc.	7,740	305,807
Energy Equipment & Services 2.95%
Halliburton Co.	6,770	419,469
National Oilwell Varco, Inc. *	7,240	453,948
Noble Corp.	5,320	375,273
		1,248,690
Food & Staples Retailing 0.90%
Whole Foods Market, Inc.	4,900	379,211
Food Products 1.68%
Archer-Daniels-Midland Co.	15,130	373,106
Wm. Wrigley Jr. Co.	5,070	337,104
		710,210
Gas Utilities 0.75%
Questar Corp.	4,170	315,669
Health Care Equipment & Supplies 1.99%
Dade Behring Holdings, Inc.	8,190	334,889
St. Jude Medical, Inc. *	10,090	506,518
		841,407
Health Care Providers & Services 3.94%
Caremark Rx, Inc. *	7,180	371,852
Express Scripts, Inc. *	5,280	442,464
Omnicare, Inc.	3,460	197,981
UnitedHealth Group, Inc.	3,454	214,632
WellPoint, Inc. *	5,490	438,047
		1,664,976
Hotels, Restaurants & Leisure 2.63%
Scientific Games Corp. *	11,770	321,086
Starbucks Corp. *	13,360	400,934
Starwood Hotels & Resorts Worldwide, Inc.	6,090	388,907
		1,110,927

See notes to financial statements.

Company	Shares	Market Value
COMMON STOCK - Continued
Household Products 3.23%
Procter & Gamble Co., The	23,630	$1,367,704
Industrial Conglomerates 4.94%
General Electric Co.	59,540	2,086,872
Insurance 5.16%
AFLAC, Inc.	9,750	452,595
American International Group, Inc.	14,720	1,004,346
Prudential Financial, Inc.	9,900	724,581
		2,181,522
Internet & Catalog Retail 1.49%
eBay, Inc. *	14,580	630,585
Internet Software & Services 4.45%
Google, Inc. *	2,990	1,240,431
Yahoo!, Inc. *	16,410	642,944
		1,883,375
IT Services 0.63%
Global Payments, Inc.	5,750	268,008
Machinery 0.81%
Joy Global, Inc.	8,585	343,400
Media 0.46%
Sirius Satellite Radio, Inc. *	29,240	195,908
Metals & Mining 1.63%
Companhia Vale do Rio Doce, (CVRD), ADR	7,080	291,271
Freeport-McMoRan Copper & Gold, Inc., Class B	7,410	398,658
		689,929
Oil & Gas Consumable Fuels 8.09%
CONSOL Energy, Inc.	3,470	226,175
Kinder Morgan, Inc.	4,670	429,407
Newfield Exploration Co. *	6,030	301,922
Peabody Energy Corp.	6,850	564,577
Southwestern Energy Co. *	9,070	325,976
Ultra Petroleum Corp. *	5,620	313,596
Valero Energy Corp.	9,520	491,232
Williams Companies, Inc., The	14,370	332,953
XTO Energy, Inc.	9,920	435,885
		3,421,723
Pharmaceuticals 2.05%
Allergan, Inc.	2,160	$233,194
Roche Holding, AG, ADR	5,490	410,933
Teva Pharmaceutical Industries, Ltd., ADR	5,150	221,502
		865,629
Road & Rail 0.74%
Burlington Northern Sante Fe Corp.	4,400	311,608
Semiconductors & Semiconductor Equipment 6.11%
Advanced Micro Devices, Inc. *	12,040	368,424
Applied Materials, Inc.	47,310	848,741
Broadcom Corp. *	13,720	646,898
Marvell Technology Group, Ltd. *	9,200	516,028
Micron Technology, Inc. *	15,350	204,309
		2,584,400
Software 0.79%
Electronic Arts, Inc. *	6,430	336,353
Specialty Retail 0.85%
Chico’s FAS, Inc. *	8,190	359,787
Textiles, Apparel & Luxury Goods 0.91%
Coach, Inc. *	11,490	383,077
Water Utilities 0.65%
Aqua America, Inc.	10,053	274,447
Wireless Telecommunication Services 2.71%
America Movil, SA de CV, Series L, ADR	22,030	644,598
NII Holdings, Inc., Class B *	11,490	501,883
		1,146,481

TOTAL COMMON STOCK
(Cost $35,300,609)		41,876,351

TOTAL INVESTMENTS
(Cost $35,300,609)	99.04%	41,876,351
OTHER ASSETS, LESS LIABILITIES	0.96	405,732

TOTAL NET ASSETS	100.00%	$42,282,083

*  Non-income producing security.

ADR - American Depositary Receipt

See notes to financial statements.

STRATEGIC GROWTH PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER

T. Rowe Price Associates, Inc. (Since 05/01/03)

Robert W. Smith, Vice President

INVESTMENT OBJECTIVE

The Strategic Growth Portfolio seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio’s investment objective of long term growth of capital.

STRATEGIC GROWTH PORTFOLIO
AND THE RUSSELL 1000® GROWTH INDEX*

Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

	Strategic	Russell 1000®
	Growth	Growth Index
1 Year	6.29%	5.26%
5 Year	-7.97%	-3.58%
10 Year	5.95%	6.73%
Inception	8.42%	8.34%

Inception Date - May 1, 1995. Past performance is not predicative of future performance.

*                 This graph compares an initial $10,000 investment made in the Strategic Growth Portfolio (the “Portfolio”) at its inception with similar investments in the Russell 1000® Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The Russell 1000® Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

PERCENT OF INVESTMENTS

TOP TEN INDUSTRIES	% OF NET ASSETS
Capital Markets	8.52%
Health Care Providers & Services	5.65%
Software	5.57%
Semiconductors & Semiconductor Equipment	5.40%
Insurance	4.49%
IT Services	4.32%
Food & Staples Retailing	4.14%
Industrial Conglomerates	4.08%
Media	4.05%
Communications Equipment	3.57%

TOP TEN HOLDINGS†	% OF NET ASSETS
General Electric Co.	3.65%
Microsoft Corp.	3.09%
UnitedHealth Group, Inc.	2.52%
Wal-Mart Stores, Inc.	2.36%
Citigroup, Inc.	2.33%
American International Group, Inc.	2.31%
UBS, AG	2.19%
Dell, Inc.	1.86%
Accenture, Ltd.	1.83%
Danaher Corp.	1.78%

†                  Short-term investments excluded.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

JPVF Strategic Growth Portfolio

ACCOUNT
DATE	VALUE
05/01/95	10,000
06/30/95	10,962
09/30/95	12,821
12/31/95	13,291
03/31/96	14,225
06/30/96	15,349
09/30/96	15,938
12/31/96	15,724
03/31/97	14,483
06/30/97	17,184
09/30/97	19,507
12/31/97	18,942
03/31/98	22,928
06/30/98	22,878
09/30/98	19,792
12/31/98	25,180
03/31/99	25,977
06/30/99	28,236
09/30/99	28,521
12/31/99	44,444
03/31/00	49,202
06/30/00	43,636
09/30/00	44,396
12/31/00	35,923
03/31/01	26,368
06/30/01	26,667
09/30/01	19,166
12/31/01	23,291
03/31/02	22,030
06/30/02	17,797
09/30/02	14,760
12/31/02	15,408
03/31/03	15,316
06/30/03	17,774
09/30/03	18,223
12/31/03	20,339
03/31/04	20,631
06/30/04	20,779
09/30/04	20,103
12/31/04	22,304
03/31/05	21,262
06/30/05	22,044
09/30/05	22,779
12/31/05	23,708

Russell 1000 Growth

Compare to Strategic Growth

ACCOUNT
DATE	VALUE
05/01/95	10,000
06/30/95	10,786
09/29/95	11,765
12/29/95	12,301
03/29/96	12,961
06/28/96	13,786
09/30/96	14,283
12/31/96	15,145
03/31/97	15,227
06/30/97	18,107
09/30/97	19,467
12/31/97	19,763
03/31/98	22,758
06/30/98	23,791
09/30/98	21,629
12/31/98	27,413
03/31/99	29,155
06/30/99	30,277
09/30/99	29,168
12/31/99	36,502
03/31/00	39,103
06/30/00	38,048
09/29/00	36,001
12/29/00	28,317
03/30/01	22,398
06/29/01	24,284
09/28/01	19,570
12/31/01	22,534
03/28/02	21,951
06/28/02	17,852
09/30/02	15,166
12/31/02	16,251
03/31/03	16,077
06/30/03	18,377
09/30/03	19,096
12/31/03	21,084
03/31/04	21,250
06/30/04	21,662
09/30/04	20,529
12/31/04	22,412
03/31/05	21,495
06/30/05	22,024
09/30/05	22,907
12/31/05	23,590

PORTFOLIO COMMENTARY

Performance

In the twelve-month period ended December 31, 2005, the Strategic Growth Portfolio advanced 6.29%, notably outpacing the 5.26% gain of the benchmark Russell 1000® Growth Index. Sector positioning in the Portfolio was strong compared with the index, while stock selection was beneficial in several areas and made a positive contribution to outperformance.

Market Environment

With the price of oil rising for most of the year, energy and utilities stocks dominated the market until the fourth quarter, when they gave back some of their tremendous earlier gains. But higher energy prices and rising interest rates were hard on the consumer, and many consumer-oriented stocks struggled. Growth companies in many sectors - healthcare and technology, for example - had solid business performance but had a hard time being noticed.

As a consequence, value stocks were again ahead of growth for the year. However, growth outperformed value in the second half. Strong performances by capital markets firms, healthcare services and biotechs, and Internet companies led the way as oil and utilities stocks slowed.

Portfolio Review

On an absolute basis, financials was one of the best-performing sectors in the Portfolio. Our focus on capital markets companies made a significant contribution on a relative basis as well, with State Street, UBS, Ameritrade, and others posting strong returns. For most of the past year, we focused on capital markets companies because we believe they had good earnings prospects and would not be unduly harmed by the rising interest-rate environment. Fortunately, we also identified some solid performers in the insurance and commercial banks segments, including Hartford Financial Services and Anglo Irish Bank.

Our stock selection in technology, particularly in communications equipment and Internet, also proved beneficial. LCD glass maker Corning and leading Internet search firm Google notched some of the largest gains in the period and were strong relative contributors. Some of this benefit was offset by a large position in Dell, which sank on disappointing earnings. Although Dell faces challenges, it remains a top-10 holding because we believe that its business will improve as corporations expand their capital expenditures.

Our positioning in the telecommunications services sector also added value over the benchmark. Most notably, our positions in Latin America wireless provider America Movil and tower operator Crown Castle were strong performers, benefiting from subscriber growth and industry consolidation. We remain overweighted in this sector with a focus on the larger wireless service providers and tower operators.

Although the Portfolio enjoyed many strong performers in the healthcare services and biotechnology segments, its healthcare holdings were only on a par with the benchmark average. Two stocks in the Portfolio’s relatively small pharmaceutical segment - Elan and Pfizer - were particularly poor performers.

The largest detractor for the period was our position in the industrials and business services sector. Many of our chosen stocks, including Cendant, Tyco, and Deere, did not live up to our expectations and weighed down our relative results. Among other detractors, an overweight on media companies in the consumer sector proved especially unhelpful.

Outlook

For 2006, we expect slower but still solid economic growth and slowing inflation. In this environment, we are optimistic that the companies we have invested in will be able to sustain double-digit growth. We are also hopeful that as the market turns its attention to growth stocks, it will begin to reward companies such as GE and Microsoft which have generated good operational performance but remain notably undervalued.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS

as of December 31, 2005

Company	Shares	Market Value
COMMON STOCK 97.24%
Aerospace & Defense 0.46%
General Dynamics Corp.	3,500	$399,175
Airlines 0.35%
Southwest Airlines Co.	18,600	305,598
Beverages 0.39%
PepsiCo, Inc.	5,720	337,938
Biotechnology 3.30%
Amgen, Inc. *	19,200	1,514,112
Genentech, Inc. *	7,100	656,750
Gilead Sciences, Inc. *	12,900	678,927
		2,849,789
Capital Markets 8.52%
Ameritrade Holding Corp. *	18,200	436,800
Charles Schwab Corp., The	45,800	671,886
E*TRADE Financial Corp. *	13,200	275,352
Franklin Resources, Inc.	4,600	432,446
Goldman Sachs Group, Inc., The	3,100	395,901
Legg Mason, Inc.	3,900	466,791
Merrill Lynch & Company, Inc.	13,170	892,004
Northern Trust Corp.	17,300	896,486
State Street Corp.	18,100	1,003,464
UBS, AG	19,900	1,888,839
		7,359,969
Chemicals 1.23%
Monsanto Co.	13,700	1,062,161
Commercial Banks 0.87%
Anglo Irish Bank Corporation, PLC	49,500	748,514
Commercial Services & Supplies 0.80%
Cendant Corp.	40,000	690,000
Communications Equipment 3.57%
Cisco Systems, Inc. *	18,800	321,856
Corning, Inc. *	54,200	1,065,572
Enterasys Networks, Inc. *	636	8,446
Juniper Networks, Inc. *	23,000	512,900
Nokia Oyj	33,200	605,025
QUALCOMM, Inc.	13,300	572,964
		3,086,763
Computers & Peripherals 2.62%
Dell, Inc. *	53,610	1,607,764
EMC Corp. *	48,000	653,760
		2,261,524
Consumer Finance 2.91%
American Express Co.	27,500	1,415,150
SLM Corp.	19,870	1,094,638
		2,509,788
Diversified Consumer Services 0.85%
Apollo Group, Inc. *	12,200	737,612
Diversified Financial Services 2.33%
Citigroup, Inc.	41,450	2,011,569
Diversified Telecommunication Services 0.58%
Telus Corp.	12,400	503,839
Electronic Equipment & Instruments 0.00%
Symbol Technologies, Inc.	138	1,769
Energy Equipment & Services 2.56%
Baker Hughes, Inc.	13,630	$828,431
Schlumberger, Ltd.	14,200	1,379,530
		2,207,961
Food & Staples Retailing 4.14%
Sysco Corp.	17,020	528,471
Walgreen Co.	12,870	569,626
Wal-Mart de Mexico, SA de CV, Series V, ADR	3,100	171,937
Wal-Mart de Mexico, SA de CV, Series V	48,000	266,223
Wal-Mart Stores, Inc.	43,610	2,040,948
		3,577,205
Health Care Equipment & Supplies 2.34%
Medtronic, Inc.	15,500	892,335
St. Jude Medical, Inc. *	5,200	261,040
Stryker Corp.	9,800	435,414
Zimmer Holdings, Inc. *	6,400	431,616
		2,020,405
Health Care Providers & Services 5.65%
Caremark Rx, Inc. *	16,000	828,640
Humana, Inc. *	2,600	141,258
Quest Diagnostics, Inc.	15,000	772,200
UnitedHealth Group, Inc.	35,100	2,181,114
WellPoint, Inc. *	12,060	962,267
		4,885,479
Hotels, Restaurants & Leisure 2.19%
Carnival Corp.	18,600	994,542
MGM Mirage *	3,900	143,013
Wynn Resorts, Ltd. *	13,800	756,930
		1,894,485
Household Durables 1.20%
Garmin, Ltd.	5,300	351,655
Harman International Industries, Inc.	5,200	508,820
Lennar Corp.	2,900	176,958
		1,037,433
Household Products 1.45%
Procter & Gamble Co., The	15,307	885,969
Reckitt Benckiser, PLC	11,222	369,893
		1,255,862
Industrial Conglomerates 4.08%
General Electric Co.	89,910	3,151,343
Tyco International, Ltd.	13,000	375,180
		3,526,523
Insurance 4.49%
American International Group, Inc.	29,300	1,999,139
Genworth Financial, Inc.	11,800	408,044
Hartford Financial Services Group, Inc., The	10,700	919,023
Marsh & McLennan Companies, Inc.	17,500	555,800
		3,882,006
Internet Software & Services 1.84%
Google, Inc. *	1,800	746,748
Yahoo!, Inc. *	21,560	844,721
		1,591,469

See notes to financial statements.

Company	Shares	Market Value
COMMON STOCK - Continued
IT Services 4.32%
Accenture, Ltd.	54,650	$1,577,746
Affiliated Computer Services, Inc. *	5,920	350,346
Automatic Data Processing, Inc.	21,100	968,279
First Data Corp.	19,380	833,534
		3,729,905
Machinery 2.45%
Danaher Corp.	27,620	1,540,644
Deere & Co.	8,400	572,124
		2,112,768
Media 4.05%
Comcast Corp., Class A Special *	17,510	449,832
Discovery Holding Co. *	15,740	238,461
Liberty Media Corp. *	118,100	929,447
News Corporation, Inc., Class A	39,000	606,450
Time Warner, Inc.	28,400	495,296
Univision Communications, Inc. *	26,650	783,244
		3,502,730
Metals & Mining 0.98%
BHP Billiton, Ltd.	50,600	844,447
Multiline Retail 2.05%
Kohl’s Corp. *	24,200	1,176,120
Target Corp.	10,860	596,974
		1,773,094
Oil & Gas Consumable Fuels 3.05%
Exxon Mobil Corp.	15,000	842,550
Murphy Oil Corp.	11,400	615,486
Total, SA	4,700	1,176,386
		2,634,422
Pharmaceuticals 3.54%
Johnson & Johnson	9,430	566,743
Novartis, AG	18,100	948,259
Pfizer, Inc.	26,840	625,909
Roche Holding, AG	3,700	553,877
Sepracor, Inc. *	7,000	361,200
		3,055,988
Semiconductors & Semiconductor Equipment 5.40%
Analog Devices, Inc.	29,770	1,067,850
Intel Corp.	47,100	1,175,616
Marvell Technology Group, Ltd. *	9,200	516,028
Maxim Integrated Products, Inc.	20,250	733,860
Samsung Electronics Company, Ltd.	730	475,906
Xilinx, Inc.	27,600	695,796
		4,665,056
Software 5.57%
Amdocs, Ltd., ADR *	16,100	$442,750
Electronic Arts, Inc. *	5,200	272,012
International Game Technology	19,800	609,444
Microsoft Corp.	101,920	2,665,208
Oracle Corp. *	67,500	824,175
		4,813,589
Specialty Retail 2.72%
Best Buy Company, Inc.	9,700	421,756
Home Depot, Inc., The	23,800	963,424
Industria de Diseno Textil, SA (Inditex)	11,200	363,954
PETsMART, Inc.	23,500	603,010
		2,352,144
Textiles, Apparel & Luxury Goods 0.87%
Nike, Inc., Class B	8,700	755,073
Thrifts & Mortgage Finance 0.51%
Countrywide Financial Corp.	13,000	444,470
Wireless Telecommunication Services 3.01%
America Movil, SA de CV, Series L, ADR	26,300	769,538
Crown Castle International Corp. *	21,300	573,183
Rogers Communications, Inc.	14,600	616,996
Sprint Nextel Corp.	19,637	458,720
Vodafone Group, PLC	84,500	182,056
		2,600,493

TOTAL COMMON STOCK
(Cost $69,593,832)		84,029,015

	Principal Value
SHORT-TERM INVESTMENTS - 1.81%
Investment Companies 1.81%
T. Rowe Price Reserve Investment Fund, 4.398% **	$1,565,444	1,565,444

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,565,444)		1,565,444

TOTAL INVESTMENTS
(Cost $71,159,276)	99.05%	85,594,459
OTHER ASSETS, LESS LIABILITIES	0.95	818,145

TOTAL NET ASSETS	100.00%	$86,412,604

*            Non-income producing security.

ADR - American Depositary Receipt

PLC - Public Limited Company

**     Affiliated issuer. The T. Rowe Price Reserve Investment Fund is an open-end management investment company managed by T. Rowe Price Associates. The Reserve Fund is offered as a cash management option only to mutual funds and other accounts managed by T. Rowe Price Associates, Inc. and is not available to the public. The rate quoted is the seven-day effective yield of the Reserve Fund as of December 31, 2005. Investments in companies considered to be an affiliate of the Portfolio are as follows:

	Balance at	Gross	Gross	Market Value	Interest
Company	Beginning of Period	Additions	Reductions	at 12/31/05	Income
T. Rowe Price Reserve Investment Fund	$1,777,513	$4,907,053	$5,119,122	$1,565,444	$41,562

See notes to financial statements.

S&P 500 INDEX PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER

Mellon Capital Management Corp. (Since 12/12/03)

INVESTMENT OBJECTIVE

The S&P 500 Portfolio seeks to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

S&P 500 INDEX PORTFOLIO
AND THE S&P 500® INDEX*

Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

	S&P 500	S&P 500®
	Index Portfolio	Index
1 Year	4.69%	4.91%
5 Year	0.25%	0.54%
Inception	-1.34%	-1.06%

Inception Date - May 1, 2000. Past performance is not predictive of future performance.

*                 This graph compares an initial $10,000 investment made in the S&P 500 Index Portfolio (the “Portfolio”) at its inception with a similar investment in the S&P 500® Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The S&P 500® Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

PERCENT OF INVESTMENTS

TOP TEN INDUSTRIES†	% OF NET ASSETS
Oil & Gas Consumable Fuels	7.51%
Pharmaceuticals	6.36%
Commercial Banks	5.67%
Insurance	4.85%
Industrial Conglomerates	4.37%
Diversified Financial Services	3.72%
Computers & Peripherals	3.64%
Software	3.61%
Media	3.28%
Semiconductors & Semiconductor Equipment	3.20%

TOP TEN HOLDINGS†	% OF NET ASSETS
General Electric Co.	3.26%
Exxon Mobil Corp.	3.08%
Citigroup, Inc.	2.16%
Microsoft Corp.	2.11%
Procter & Gamble Co., The	1.71%
Bank of America Corp.	1.63%
Johnson & Johnson	1.57%
American International Group, Inc.	1.56%
Pfizer, Inc.	1.51%
Altria Group, Inc.	1.37%

†                  S&P 500® Index Futures, Repurchase Agreements and Short-Term Investments excluded.

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

“S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by Jefferson Pilot Variable Corporation. Ensemble, Allegiance, Pilot and Alpha products are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of purchasing any of these products.

JPVF S&P 500 Index Portfolio

ACCOUNT
DATE	VALUE
05/01/00	10,000
06/30/00	10,029
09/30/00	9,926
12/31/00	9,145
03/31/01	8,053
06/30/01	8,518
09/30/01	7,261
12/31/01	8,031
03/31/02	8,046
06/30/02	6,960
09/30/02	5,758
12/31/02	6,237
03/31/03	6,036
06/30/03	6,959
09/30/03	7,137
12/31/03	8,002
03/31/04	8,131
06/30/04	8,264
09/30/04	8,106
12/31/04	8,847
03/31/05	8,654
06/30/05	8,767
09/30/05	9,079
12/31/05	9,262

S&P 500 INDEX

Compare to S&P 500 Index Portfolio

ACCOUNT
DATE	VALUE
05/01/00	10,000
06/30/00	10,037
09/30/00	9,939
12/31/00	9,162
03/31/01	8,076
06/30/01	8,548
09/30/01	7,293
12/31/01	8,073
03/31/02	8,095
06/30/02	7,011
09/30/02	5,800
12/31/02	6,289
03/31/03	6,091
06/30/03	7,028
09/30/03	7,215
12/31/03	8,093
03/31/04	8,230
06/30/04	8,372
09/30/04	8,215
12/31/04	8,974
03/31/05	8,781
06/30/05	8,901
09/30/05	9,222
12/31/05	9,415

PORTFOLIO COMMENTARY

U.S. Equity Markets

The U.S. stock market continued its string of positive returns in 2005, marking the third straight year of gains. Despite a volatile path, driven by natural disasters, climbing oil prices and continued unrest abroad, the S&P 500® Index finished the year up 4.91%, while the broad-cap Russell Index rose 6.12%. A late year rally from large-cap stocks pushed them ahead of small-caps for the first time in six years. The Russell 1000® Index rose 6.27%, compared to a 4.55% gain in the Russell 2000® Index. While all sectors of the market gained for the year, value outperformed growth, and mid-cap equities reigned supreme as the Russell Midcap® Index rose 12.65%.

1Q05: The U.S. stock market got off to a slow start in 2005, declining in January, bounding back up in February, and falling once again in March to end the quarter down 2.15%, as measured by the S&P 500® Index. Fears of inflation and global unrest dragged on investor sentiment, and March brought General Motors’ announcement of its biggest quarterly loss since 1992, which seemed to break even the biggest optimists.

2Q05: The second quarter began with increasing concern over inflation and a falling stock market. Fears seemed to vanish quickly as positive economic news spread, and the Fed indicated that long-term inflation was “well contained”, leading to a slight gain for the three-month period.

3Q05: The third quarter was the best quarter of the year, as the S&P 500® Index gained 3.60%. A majority of those gains occurred in June as investors continued to believe the Fed was nearing an end to its tightening policy. Gains were quickly capped as crude oil hit a record $60 per barrel.

4Q05: The last part of the year started off negative, but quickly accelerated into the holiday season, and ended on a high note as the S&P 500® Index rose 2.09% for the three month period. Inflation concerns ignited a sell-off early in the quarter, only to be extinguished as investors saw an end to interest rate hikes, resulting in the biggest market gain of the year in November.

Investment Strategies and Techniques

The investment strategy employed in the S&P 500 Index Portfolio is to fully replicate the S&P 500® Index while seeking to minimize transaction costs charged to the Portfolio. The Portfolio makes use of a small cash pool hedged with futures to fund daily cash activity and minimize the amount of un-invested cash. The futures pool in the Portfolio is not expected to significantly impact the Portfolio’s performance and as a result the Portfolio is expected to closely match the return of the S&P 500® Index.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS

as of December 31, 2005

Company	Shares	Market Value
COMMON STOCK 99.14%
Aerospace & Defense 2.21%
Boeing Co., The	16,497	$1,158,749
General Dynamics Corp.	4,188	477,641
Goodrich Corp. #	2,435	100,079
Honeywell International, Inc.	17,170	639,583
L-3 Communications Holdings, Inc.	2,400	178,440
Lockheed Martin Corp.	7,260	461,954
Northrop Grumman Corp.	7,218	433,874
Raytheon Co.	9,276	372,431
Rockwell Collins, Inc.	3,707	172,264
United Technologies Corp.	20,826	1,164,382
		5,159,397
Air Freight & Logistics 1.03%
FedEx Corp.	6,177	638,640
Ryder System, Inc.	1,348	55,295
United Parcel Service, Inc., Class B	22,584	1,697,188
		2,391,123
Airlines 0.10%
Southwest Airlines Co.	14,447	237,364
Auto Components 0.17%
Cooper Tire & Rubber Co. #	1,599	24,497
Dana Corp. #	3,132	22,488
Goodyear Tire & Rubber Co., The *#	3,738	64,966
Johnson Controls, Inc.	3,956	288,432
		400,383
Automobiles 0.35%
Ford Motor Co. #	38,056	293,792
General Motors Corp. #	11,643	226,107
Harley-Davidson, Inc. #	5,548	285,667
		805,566
Beverages 2.10%
Molson Coors Brewing Co., Class B #	1,144	76,637
Anheuser-Busch Companies, Inc.	15,824	679,799
Brown-Forman Corp., Class B	1,672	115,903
Coca-Cola Co., The	42,366	1,707,773
Coca-Cola Enterprises, Inc.	6,286	120,503
Constellation Brands, Inc. *	4,090	107,281
Pepsi Bottling Group, Inc., The	2,792	79,879
PepsiCo, Inc.	33,978	2,007,420
		4,895,195
Biotechnology 1.53%
Amgen, Inc. *	25,275	1,993,187
Applera Corporation - Applied Biosystems Group #	3,680	97,741
Biogen Idec, Inc. *	6,882	311,961
Chiron Corp. *#	2,268	100,835
Genzyme Corp. *	5,346	378,390
Gilead Sciences, Inc. *#	9,510	500,511
MedImmune, Inc. *	5,013	175,555
		3,558,180
Building Products 0.18%
American Standard Companies, Inc.	3,810	152,210
Masco Corp.	8,865	267,634
		419,844
Capital Markets 3.16%
Ameriprise Financial, Inc.	5,173	$212,093
Bank of New York Company, Inc., The	15,983	509,059
Bear Stearns Companies, Inc., The	2,345	270,918
Charles Schwab Corp., The	21,313	312,662
E*TRADE Financial Corp. *	7,400	154,364
Federated Investors, Inc. #	1,790	66,302
Franklin Resources, Inc.	3,090	290,491
Goldman Sachs Group, Inc., The	9,215	1,176,848
Janus Capital Group, Inc.	4,853	90,411
Lehman Brothers Holdings, Inc.	5,463	700,193
Mellon Financial Corp. **	8,686	297,496
Merrill Lynch & Company, Inc.	18,788	1,272,511
Morgan Stanley	22,039	1,250,493
Northern Trust Corp.	3,868	200,440
State Street Corp.	6,769	375,273
T. Rowe Price Group, Inc.	2,708	195,057
		7,374,611
Chemicals 1.56%
Air Products & Chemicals, Inc.	4,541	268,782
Ashland, Inc.	1,408	81,523
Dow Chemical Co., The	19,874	870,879
E.I. du Pont de Nemours & Co.	18,756	797,130
Eastman Chemical Co.	1,622	83,679
Ecolab, Inc.	3,838	139,204
Engelhard Corp.	2,471	74,501
Hercules, Inc. *	2,407	27,199
International Flavors & Fragrances, Inc.	1,853	62,076
Monsanto Co. #	5,601	434,246
PPG Industries, Inc.	3,472	201,029
Praxair, Inc.	6,652	352,290
Rohm & Haas Co. #	2,946	142,645
Sigma-Aldrich Corp. #	1,469	92,973
		3,628,156
Commercial Banks 5.67%
AmSouth Bancorporation #	7,133	186,956
Bank of America Corp.	82,318	3,798,976
BB&T Corp.	11,016	461,681
Comerica, Inc.	3,498	198,546
Compass Bancshares, Inc.	2,620	126,520
Fifth Third Bancorp	11,590	437,175
First Horizon National Corp.	2,543	97,753
Huntington Bancshares, Inc.	4,691	111,411
KeyCorp #	8,506	280,103
M&T Bank Corp.	1,680	183,204
Marshall & Ilsley Corp.	4,286	184,469
National City Corp. #	11,171	375,010
North Fork Bancorporation, Inc.	10,055	275,105
PNC Financial Services Group	6,061	374,752
Regions Financial Corp.	9,577	327,150
SunTrust Banks, Inc.	7,352	534,932
Synovus Financial Corp. #	6,533	176,456
U.S. Bancorp	37,123	1,109,606
Wachovia Corp.	31,796	1,680,737
Wells Fargo & Co.	34,246	2,151,676
Zions Bancorporation	1,851	139,862
		13,212,080

See notes to financial statements.

Company	Shares	Market Value
COMMON STOCK - Continued
Commercial Services & Supplies 0.72%
Allied Waste Industries, Inc. *#	4,910	$42,913
Avery Dennison Corp.	2,302	127,232
Cendant Corp.	21,503	370,927
Cintas Corp.	2,798	115,222
Equifax, Inc.	2,779	105,658
Monster Worldwide, Inc. *	2,318	94,621
Pitney Bowes, Inc.	4,726	199,674
R.R. Donnelley & Sons Co.	4,277	146,316
Robert Half International, Inc. #	3,408	129,129
Waste Management, Inc.	11,473	348,206
		1,679,898
Communications Equipment 2.68%
ADC Telecommunications, Inc. *	2,374	53,035
Andrew Corp. *	3,070	32,941
Avaya, Inc. *	8,844	94,365
Ciena Corp. *	12,987	38,571
Cisco Systems, Inc. *§	125,790	2,153,525
Comverse Technology, Inc. *	4,342	115,454
Corning, Inc. *	30,693	603,424
JDS Uniphase Corp. *#	34,354	81,075
Lucent Technologies, Inc. *	91,721	243,978
Motorola, Inc.	50,912	1,150,102
QUALCOMM, Inc.	33,636	1,449,039
Scientific-Atlanta, Inc.	3,074	132,397
Tellabs, Inc. *	9,585	104,477
		6,252,383
Computers & Peripherals 3.64%
Apple Computer, Inc. *	17,106	1,229,750
Dell, Inc. *	48,148	1,443,959
EMC Corp. *	48,723	663,607
Gateway, Inc. *#	6,858	17,214
Hewlett-Packard Co.	59,108	1,692,262
International Business Machines Corp.	32,357	2,659,745
Lexmark International, Inc. *	2,546	114,137
NCR Corp. *	3,632	123,270
Network Appliance, Inc. *	7,599	205,173
QLogic Corp. *#	1,897	61,671
Sun Microsystems, Inc. *#	68,801	288,276
		8,499,064
Construction & Engineering 0.06%
Fluor Corp.	1,868	144,322
Construction Materials 0.06%
Vulcan Materials Co.	2,059	139,497
Consumer Finance 1.29%
American Express Co.	25,595	1,317,119
Capital One Financial Corp.	6,023	520,387
MBNA Corp.	25,894	703,022
SLM Corp.	8,607	474,160
		3,014,688
Containers & Packaging 0.18%
Ball Corp.	2,020	80,234
Bemis Company, Inc.	2,182	60,812
Pactiv Corp. *#	3,285	72,270
Sealed Air Corp. *	1,735	97,455
Temple-Inland, Inc.	2,272	101,899
		412,670
Distributors 0.07%
Genuine Parts Co.	3,501	$153,764
Diversified Consumer Services 0.15%
Apollo Group, Inc. *#	2,991	180,836
H&R Block, Inc. #	6,738	165,418
		346,254
Diversified Financial Services 3.72%
CIT Group, Inc.	4,120	213,334
Citigroup, Inc.	103,732	5,034,114
JPMorgan Chase & Co.	71,691	2,845,416
Moody’s Corp.	5,016	308,083
Principal Financial Group, Inc., The	5,903	279,979
		8,680,926
Diversified Telecommunication Services 2.16%
AT&T, Inc.	79,975	1,958,588
BellSouth Corp.	37,774	1,023,675
CenturyTel, Inc.	2,863	94,937
Citizens Communications Co.	7,158	87,542
Qwest Communications International, Inc. *	30,982	175,048
Verizon Communications, Inc.	56,589	1,704,461
		5,044,251
Electric Utilities 1.56%
Allegheny Energy, Inc. *	3,393	107,388
American Electric Power Company, Inc. #	8,201	304,175
Cinergy Corp.	3,949	167,675
Edison International	6,789	296,068
Entergy Corp.	4,257	292,243
Exelon Corp.	13,610	723,235
FirstEnergy Corp.	6,877	336,904
FPL Group, Inc.	8,216	341,457
Pinnacle West Capital Corp.	2,054	84,933
PPL Corp.	7,930	233,142
Progress Energy, Inc. #	5,217	229,131
Southern Co., The	15,085	520,885
		3,637,236
Electrical Equipment 0.46%
American Power Conversion Corp.	3,559	78,298
Cooper Industries, Ltd.	1,892	138,116
Emerson Electric Co.	8,537	637,714
Rockwell Automation, Inc.	3,789	224,157
		1,078,285
Electronic Equipment & Instruments 0.31%
Agilent Technologies, Inc. *	8,306	276,507
Jabil Circuit, Inc. *	3,618	134,192
Molex, Inc. #	2,911	75,540
Sanmina-SCI Corp. *	10,515	44,794
Solectron Corp. *	20,046	73,368
Symbol Technologies, Inc. #	4,951	63,472
Tektronix, Inc.	1,726	48,690
		716,563
Energy Equipment & Services 1.71%
Baker Hughes, Inc.	7,060	429,107
BJ Services Co.	6,474	237,402
Halliburton Co. #	10,602	656,900
Nabors Industries, Ltd. *#	3,287	248,990
National Oilwell Varco, Inc. *	3,500	219,450
Noble Corp.	2,902	204,707
Rowan Companies, Inc.	2,333	83,148
Schlumberger, Ltd.	12,128	1,178,235
Transocean, Inc. *	6,858	477,934
Weatherford International, Ltd. *	7,220	261,364
		3,997,237

See notes to financial statements.

Company	Shares	Market Value
COMMON STOCK - Continued
Food & Staples Retailing 2.39%
Albertson’s, Inc.	7,467	$159,420
Costco Wholesale Corp.	9,600	474,912
CVS Corp.	16,772	443,116
Kroger Co., The *	15,187	286,731
Safeway, Inc. #	9,416	222,783
SUPERVALU, Inc.	2,733	88,768
Sysco Corp.	12,590	390,920
Walgreen Co.	20,671	914,898
Wal-Mart Stores, Inc.	51,173	2,394,896
Whole Foods Market, Inc.	2,400	185,736
		5,562,180
Food Products 1.03%
Archer-Daniels-Midland Co.	13,566	334,538
Campbell Soup Co.	3,854	114,734
ConAgra Foods, Inc.	10,581	214,583
General Mills, Inc.	7,195	354,857
H.J. Heinz Co.	7,006	236,242
Hershey Co., The	3,748	207,077
Kellogg Co.	5,341	230,838
McCormick & Company, Inc. #	2,877	88,957
Sara Lee Corp.	15,340	289,926
Tyson Foods, Inc.	5,240	89,604
Wm. Wrigley Jr. Co.	3,748	249,205
		2,410,561
Gas Utilities 0.03%
Nicor, Inc. #	919	36,126
Peoples Energy Corp. #	756	26,513
		62,639
Health Care Equipment & Supplies 2.14%
Bausch & Lomb, Inc.	1,103	74,894
Baxter International, Inc.	12,978	488,622
Becton, Dickinson & Co.	5,258	315,901
Biomet, Inc.	5,208	190,457
Boston Scientific Corp. *	12,308	301,423
C. R. Bard, Inc.	2,080	137,114
Fisher Scientific International, Inc. *#	2,500	154,650
Guidant Corp.	6,883	445,674
Hospira, Inc. *	3,163	135,313
Medtronic, Inc.	24,741	1,424,339
Millipore Corp. *#	953	62,936
PerkinElmer, Inc.	2,632	62,010
St. Jude Medical, Inc. *	7,598	381,420
Stryker Corp. #	6,052	268,890
Thermo Electron Corp. *	3,343	100,725
Waters Corp. *	2,473	93,479
Zimmer Holdings, Inc. *#	5,136	346,372
		4,984,219
Health Care Providers & Services 3.17%
Aetna, Inc.	5,954	561,522
AmerisourceBergen Corp. #	4,222	174,791
Cardinal Health, Inc.	8,803	605,206
Caremark Rx, Inc. *	9,370	485,272
CIGNA Corp.	2,538	283,495
Coventry Health Care, Inc. *	3,360	191,386
Express Scripts, Inc. *	2,952	247,378
HCA, Inc.	8,787	443,744
Health Management Associates, Inc.	4,945	108,592
Humana, Inc. *	3,274	177,876
IMS Health, Inc.	4,920	$122,606
Laboratory Corporation of America Holdings *	2,640	142,164
Manor Care, Inc.	1,571	62,479
McKesson Corp.	6,427	331,569
Medco Health Solutions, Inc. *	6,344	353,995
Patterson Companies, Inc. *#	2,300	76,820
Quest Diagnostics, Inc.	3,392	174,620
Tenet Healthcare Corp. *#	9,468	72,525
UnitedHealth Group, Inc.	27,660	1,718,792
WellPoint, Inc. *	13,252	1,057,377
		7,392,209
Hotels, Restaurants & Leisure 1.42%
Carnival Corp. #	8,995	480,963
Darden Restaurants, Inc.	2,566	99,766
Harrah’s Entertainment, Inc.	3,832	273,183
Hilton Hotels Corp.	6,671	160,838
Marriott International, Inc.	3,504	234,663
McDonald’s Corp.	25,987	876,282
Starbucks Corp. *	15,982	479,620
Starwood Hotels & Resorts Worldwide, Inc.	4,558	291,074
Wendy’s International, Inc.	2,310	127,651
Yum! Brands, Inc.	5,976	280,155
		3,304,195
Household Durables 0.73%
Black & Decker Corp., The	1,615	140,440
Centex Corp.	2,712	193,881
D.R. Horton, Inc.	5,680	202,946
Fortune Brands, Inc.	3,007	234,606
KB Home	1,690	122,795
Leggett & Platt, Inc.	3,981	91,404
Lennar Corp.	2,400	146,448
Maytag Corp. #	1,662	31,279
Newell Rubbermaid, Inc.	5,499	130,766
Pulte Homes, Inc.	4,368	171,924
Snap-on, Inc.	1,212	45,523
Stanley Works, The	1,509	72,492
Whirlpool Corp. #	1,388	116,259
		1,700,763
Household Products 2.27%
Clorox Co., The	3,167	180,171
Colgate-Palmolive Co.	10,547	578,503
Kimberly-Clark Corp.	9,510	567,272
Procter & Gamble Co., The	68,714	3,977,166
		5,303,112
Independant Power Producers & Traders 0.64%
AES Corp., The *	13,762	217,852
Constellation Energy Group	3,765	216,864
Duke Energy Corp. #	19,316	530,224
Dynegy, Inc. *#	5,438	26,320
TXU Corp.	10,014	502,603
		1,493,863
Industrial Conglomerates 4.37%
3M Co.	15,535	1,203,963
General Electric Co. §	216,723	7,596,141
Textron, Inc.	2,795	215,159
Tyco International, Ltd.	41,148	1,187,531
		10,202,794

See notes to financial statements.

Company	Shares	Market Value
COMMON STOCK - Continued
Insurance 4.85%
Ace, Ltd.	6,689	$357,460
AFLAC, Inc.	10,432	484,253
Allstate Corp., The	13,227	715,184
Ambac Financial Group, Inc.	2,240	172,614
American International Group, Inc.	53,200	3,629,836
Aon Corp.	6,419	230,763
Chubb Corp., The	4,138	404,076
Cincinnati Financial Corp.	3,565	159,284
Genworth Financial, Inc.	7,100	245,518
Hartford Financial Services Group, Inc., The	6,249	536,727
Jefferson-Pilot Corp. **	2,885	164,243
Lincoln National Corp.	3,607	191,279
Loews Corp.	2,821	267,572
Marsh & McLennan Companies, Inc.	11,077	351,806
MBIA, Inc.	2,675	160,928
MetLife, Inc.	15,446	756,854
Progressive Corp., The	4,022	469,689
Prudential Financial, Inc.	10,298	753,711
Safeco Corp.	2,518	142,267
St. Paul Travelers Companies, Inc., The	14,086	629,222
Torchmark Corp.	2,089	116,148
UnumProvident Corp. #	5,958	135,545
XL Capital, Ltd.	3,622	244,050
		11,319,029
Internet & Catalog Retail 0.55%
Amazon.com, Inc. *	5,800	273,470
eBay, Inc. *	23,348	1,009,801
		1,283,271
Internet Software & Services 0.43%
Yahoo!, Inc. *	25,842	1,012,490
IT Services 1.03%
Affiliated Computer Services, Inc. *	2,700	159,786
Automatic Data Processing, Inc.	11,987	550,083
Computer Sciences Corp. *	3,714	188,077
Convergys Corp. *	2,833	44,903
Electronic Data Systems Corp.	10,887	261,723
First Data Corp.	15,566	669,494
Fiserv, Inc. *	3,905	168,969
Paychex, Inc.	6,824	260,131
Sabre Holdings Corp.	2,911	70,184
Unisys Corp. *	6,654	38,793
		2,412,143
Leisure Equipment & Products 0.18%
Brunswick Corp.	1,901	77,295
Eastman Kodak Co.	6,196	144,986
Hasbro, Inc. #	3,541	71,457
Mattel, Inc.	8,265	130,752
		424,490
Machinery 1.38%
Caterpillar, Inc.	13,940	805,314
Cummins, Inc.	868	77,886
Danaher Corp.	4,872	271,760
Deere & Co. #	5,038	343,138
Dover Corp.	4,038	163,499
Eaton Corp.	2,950	197,916
Illinois Tool Works, Inc.	4,147	364,895
Ingersoll-Rand Co.	6,878	277,665
ITT Industries, Inc.	1,900	195,358
Navistar International Corp. *#	1,346	38,523
PACCAR, Inc.	3,571	$247,220
Pall Corp.	2,513	67,499
Parker-Hannifin Corp.	2,566	169,253
		3,219,926
Media 3.28%
Clear Channel Communications, Inc.	11,311	355,731
Comcast Corp. *	44,392	1,152,416
Dow Jones & Company, Inc.	1,379	48,941
E.W. Scripps Co., The	1,200	57,624
Gannett Company, Inc.	5,005	303,153
Interpublic Group of Companies, Inc., The *	8,889	85,779
Knight-Ridder, Inc.	1,456	92,165
McGraw-Hill Companies, Inc., The	7,606	392,698
Meredith Corp.	819	42,866
New York Times Co., The #	3,066	81,096
News Corporation, Inc., Class A	49,640	771,902
Omnicom Group, Inc.	3,722	316,854
Time Warner, Inc. #	95,427	1,664,247
Tribune Co. #	5,531	167,368
Univision Communications, Inc. *#	4,669	137,222
Viacom, Inc., Class B *	31,577	1,029,410
Walt Disney Co., The	39,284	941,637
		7,641,109
Metals & Mining 0.82%
Alcoa, Inc.	18,116	535,690
Allegheny Technologies, Inc.	1,653	59,640
Freeport-McMoRan Copper & Gold, Inc., Class B	3,641	195,886
Newmont Mining Corp.	9,309	497,101
Nucor Corp.	3,198	213,371
Phelps Dodge Corp.	1,993	286,733
United States Steel Corp.	2,450	117,772
		1,906,193
Multiline Retail 1.13%
Big Lots, Inc. *#	2,474	29,713
Dillards, Inc.	1,072	26,607
Dollar General Corp.	6,690	127,578
Family Dollar Stores, Inc. #	3,469	85,997
Federated Department Stores, Inc.	5,401	358,248
J.C. Penney Company, Inc.	4,678	260,097
Kohl’s Corp. *	7,186	349,240
Nordstrom, Inc.	4,620	172,788
Sears Holdings Corp. *	2,007	231,869
Target Corp.	17,962	987,371
		2,629,508
Multi-Utilities & Unregulated Power 1.11%
Ameren Corp. #	4,096	209,879
CenterPoint Energy, Inc.	6,261	80,454
CMS Energy Corp. *#	4,178	60,623
Consolidated Edison, Inc. #	5,142	238,229
Dominion Resources, Inc.	7,000	540,400
DTE Energy Co. #	3,660	158,075
KeySpan Corp.	3,635	129,733
NiSource, Inc.	5,797	120,925
PG&E Corp.	6,919	256,833
Public Service Enterprise Group, Inc.	4,941	321,017
Sempra Energy	5,338	239,356
TECO Energy, Inc.	4,457	76,571
Xcel Energy, Inc. #	8,200	151,372
		2,583,467

See notes to financial statements.

Company	Shares	Market Value
COMMON STOCK - Continued
Office Electronics 0.13%
Xerox Corp. *	19,981	$292,722
Oil & Gas Consumable Fuels 7.51%
Amerada Hess Corp.	1,670	211,789
Anadarko Petroleum Corp.	4,928	466,928
Apache Corp.	6,836	468,403
Burlington Resources, Inc.	7,702	663,912
Chevron Corp.	45,995	2,611,136
ConocoPhillips	28,402	1,652,428
Devon Energy Corp.	9,050	565,987
El Paso Corp.	13,747	167,164
EOG Resources, Inc.	4,920	360,980
Exxon Mobil Corp.	127,627	7,168,809
Kerr-McGee Corp.	2,361	214,520
Kinder Morgan, Inc.	1,993	183,256
Marathon Oil Corp.	7,543	459,897
Murphy Oil Corp. #	3,420	184,646
Occidental Petroleum Corp.	8,336	665,880
Sunoco, Inc.	2,842	222,756
Valero Energy Corp. #	12,740	657,384
Williams Companies, Inc., The	11,780	272,943
XTO Energy, Inc.	7,333	322,212
		17,521,030
Paper & Forest Products 0.36%
International Paper Co.	10,018	336,705
Louisiana-Pacific Corp.	2,249	61,780
MeadWestvaco Corp. #	4,024	112,793
Weyerhaeuser Co.	5,030	333,690
		844,968
Personal Products 0.15%
Alberto-Culver Co., Class B #	1,507	68,945
Avon Products, Inc.	9,660	275,793
		344,738
Pharmaceuticals 6.36%
Abbott Laboratories	31,720	1,250,720
Allergan, Inc.	2,640	285,014
Bristol-Myers Squibb Co.	40,313	926,393
Eli Lilly & Co.	23,387	1,323,470
Forest Laboratories, Inc. *	6,951	282,767
Johnson & Johnson	60,983	3,665,078
King Pharmaceuticals, Inc. *	4,999	84,583
Merck & Company, Inc.	44,734	1,422,989
Mylan Laboratories, Inc.	4,300	85,828
Pfizer, Inc.	151,094	3,523,512
Schering-Plough Corp. #	30,622	638,469
Watson Pharmaceuticals, Inc. *	2,166	70,417
Wyeth	27,661	1,274,342
		14,833,582
Real Estate 0.75%
Apartment Investment & Management Co., REIT	1,912	72,407
Archstone-Smith Trust, REIT	4,410	184,735
Equity Office Properties Trust, REIT	8,498	257,744
Equity Residential, REIT	5,924	231,747
Plum Creek Timber Company, Inc.	3,696	133,241
ProLogis, REIT	5,149	240,561
Public Storage, Inc., REIT	1,800	121,896
Simon Property Group, Inc., REIT	3,812	292,114
Vornado Realty Trust	2,460	205,336
		1,739,781
Road & Rail 0.68%
Burlington Northern Sante Fe Corp.	7,712	$546,164
CSX Corp.	4,348	220,748
Norfolk Southern Corp.	8,302	372,179
Union Pacific Corp.	5,498	442,644
		1,581,735
Semiconductors & Semiconductor Equipment 3.20%
Advanced Micro Devices, Inc. *#	8,029	245,687
Altera Corp. *	7,719	143,033
Analog Devices, Inc.	7,405	265,617
Applied Materials, Inc.	33,042	592,773
Applied Micro Circuits Corp. *	6,497	16,697
Broadcom Corp. *	5,995	282,664
Freescale Semiconductor, Inc., Class B *	8,282	208,458
Intel Corp.	123,553	3,083,883
KLA-Tencor Corp.	4,145	204,473
Linear Technology Corp.	6,295	227,061
LSI Logic Corp. *	7,628	61,024
Maxim Integrated Products, Inc.	6,863	248,715
Micron Technology, Inc. *#	12,312	163,873
National Semiconductor Corp.	7,074	183,783
Novellus Systems, Inc. *	2,646	63,822
NVIDIA Corp. *	3,700	135,272
PMC-Sierra, Inc. *#	3,488	26,892
Teradyne, Inc. *#	3,763	54,827
Texas Instruments, Inc.	33,461	1,073,094
Xilinx, Inc.	7,285	183,655
		7,465,303
Software 3.61%
Adobe Systems, Inc.	12,470	460,891
Autodesk, Inc.	4,740	203,583
BMC Software, Inc. *	4,636	94,992
Citrix Systems, Inc. *	3,419	98,399
Computer Associates International, Inc.	9,493	267,608
Compuware Corp. *	7,784	69,822
Electronic Arts, Inc. *	6,272	328,088
International Game Technology	6,868	211,397
Intuit, Inc. *	3,545	188,949
Mercury Interactive Corp. *	1,705	47,382
Microsoft Corp.	187,705	4,908,486
Novell, Inc. *#	7,828	69,121
Oracle Corp. *	77,738	949,181
Parametric Technology Corp. *	5,044	30,768
Siebel Systems, Inc.	10,190	107,810
Symantec Corp. *	22,414	392,245
		8,428,722
Specialty Retail 2.20%
AutoNation, Inc. *	3,755	81,596
AutoZone, Inc. *	1,158	106,247
Bed Bath & Beyond, Inc. *	5,974	215,960
Best Buy Company, Inc.	8,313	361,449
Circuit City Stores-Circuit City Group	3,012	68,041
Gap, Inc., The	12,085	213,179
Home Depot, Inc., The	43,483	1,760,192
Limited Brands #	7,277	162,641
Lowe’s Companies, Inc.	16,069	1,071,160
Office Depot, Inc. *	6,293	197,600
OfficeMax, Inc.	1,274	32,309
RadioShack Corp.	2,818	59,263

See notes to financial statements.

Company	Shares	Market Value
COMMON STOCK - Continued
Specialty Retail - Continued
Sherwin-Williams Co., The	2,376	$107,918
Staples, Inc.	15,067	342,172
Tiffany & Co.	2,977	113,989
TJX Companies, Inc., The #	9,782	227,236
		5,120,952
Textiles, Apparel & Luxury Goods 0.40%
Coach, Inc. *	7,920	264,053
Jones Apparel Group, Inc.	2,623	80,579
Liz Claiborne, Inc. #	2,152	77,085
Nike, Inc., Class B	3,982	345,598
Reebok International, Ltd. #	1,155	67,256
V.F. Corp.	1,860	102,932
		937,503
Thrifts & Mortgage Finance 1.64%
Countrywide Financial Corp.	12,396	423,819
Fannie Mae	19,945	973,515
Freddie Mac	14,240	930,584
Golden West Financial Corp. #	5,328	351,648
MGIC Investment Corp.	1,794	118,081
Sovereign Bancorp, Inc.	7,240	156,529
Washington Mutual, Inc.	20,143	876,221
		3,830,397
Tobacco 1.50%
Altria Group, Inc.	42,852	3,201,901
Reynolds American, Inc.	1,781	169,783
UST, Inc.	3,366	137,434
		3,509,118
Trading Companies & Distributors 0.05%
W.W. Grainger, Inc.	1,581	112,409
Wireless Telecommunication Services 0.82%
Alltel Corp.	7,963	502,465
Sprint Nextel Corp.	60,507	1,413,444
		1,915,909

TOTAL COMMON STOCK
(Cost $234,257,070)		231,205,967

	Principal Value
SHORT-TERM INVESTMENTS 0.08%
U.S. Treasury Bills, Bonds, and Notes 0.08%
U.S. Treasury Bill, 3.925%, due 03/09/06 §	$200,000	$198,594

TOTAL SHORT-TERM INVESTMENTS
(Cost $198,571)		198,594

REPURCHASE AGREEMENTS 5.32%
Capital Markets 5.32%
Bear Stearns Companies, Inc., 4.250%, dated 12/30/05, due 01/03/06, repurchase price $13,957,984 (collateralized by 3.300% U.S. Treasury Inflation-Indexed Bonds, due 01/15/25, value $13,963,102) ***	12,396,767	12,396,767

TOTAL REPURCHASE AGREEMENTS
(Cost $12,396,767)		12,396,767

TOTAL INVESTMENTS
(Cost $246,852,408)	104.54%	243,801,328
OTHER ASSETS, LESS LIABILITIES	(4.54)	(10,586,683)

TOTAL NET ASSETS	100.00%	$233,214,645

*            Non-income producing security.

#            All or a portion of this security is on loan (See Note B).

§            Security or a portion of the security pledged to cover the margin and collateral requirements for futures (Note B). At the end of the period, the aggregate market value of the securities pledged, not including cash, was $2,811,144. The underlying face amount, at market value, of the open futures contracts was $1,944,940 at December 31, 2005.

REIT - Real Estate Investment Trust

**     Investments in companies considered to be affiliates of the Portfolio are as follows:

				Realized
	Balance at	Gross	Gross	Losses	Market Value	Dividend
Company	Beginning of Period	Additions	Reductions	During the Period	at 12/31/05	Income
Jefferson-Pilot Corporation	$149,905	$—	$—	$—	$164,243	$4,710
Mellon Financial Corporation	283,288	11,368	23,855	(2,488)	297,496	6,863
	$433,193				$461,739	$11,573

Jefferson-Pilot Corporation is the parent company of the Fund’s adviser, Jefferson Pilot Investment Advisory Corporation.

Mellon Financial Corporation is the parent company of the Portfolio’s subadviser, Mellon Capital Management Corporation.

***   The Repurchase Agreement is pledged as collateral for the securities on loan, which were valued at $12,016,931 at December 31, 2005.

See notes to financial statements.

VALUE PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER

Credit Suisse Asset Management, LLC (Since 08/28/97)

Stephen J. Kaszynski, CFA, Managing Director

Robert E. Rescoe, CFA, Director

INVESTMENT OBJECTIVE

The objective of the Value Portfolio is to seek long-term growth of capital by investing primarily in a wide range of equity issues that may offer capital appreciation and, to seek a reasonable level of current income.

VALUE PORTFOLIO
AND THE RUSSELL 1000® VALUE INDEX*

Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

		Russell 1000®
	Value	Value Index
1 Year	7.98%	7.05%
5 Year	4.33%	5.28%
10 Year	10.23%	10.94%
Inception	10.78%	12.47%

Inception Date - May 1, 1992. Past performance is not predicative of future performance.

*                 This graph compares an initial $10,000 investment made in the Value Portfolio (the “Portfolio”) at its inception with similar investments in the Russell 1000® Value Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The Russell 1000® Value Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

PERCENT OF INVESTMENTS

TOP TEN INDUSTRIES	% OF NET ASSETS
Oil & Gas Consumable Fuels	12.39%
Commercial Banks	11.46%
Insurance	7.67%
Pharmaceuticals	7.02%
Aerospace & Defense	4.09%
Industrial Conglomerates	4.08%
Specialty Retail	3.76%
Capital Markets	3.54%
Diversified Financial Services	3.15%
Consumer Finance	3.01%

TOP TEN HOLDINGS	% OF NET ASSETS
Hartford Financial Services Group, Inc., The	3.48%
Wells Fargo & Co.	3.32%
Chevron Corp.	3.17%
Citigroup, Inc.	3.15%
Bank of America Corp.	2.98%
Exxon Mobil Corp.	2.94%
Altria Group, Inc.	2.53%
Aetna, Inc.	2.51%
United Technologies Corp.	2.50%
General Electric Co.	2.39%

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

JPVF Value Portfolio

ACCOUNT
DATE	VALUE
05/01/92	10,000
06/30/92	9,696
09/30/92	9,824
12/31/92	10,820
03/31/93	11,276
06/30/93	11,300
09/30/93	11,895
12/31/93	12,436
03/31/94	12,070
06/30/94	11,996
09/30/94	12,248
12/31/94	11,910
03/31/95	12,871
06/30/95	14,352
09/30/95	15,496
12/31/95	15,908
03/31/96	16,489
06/30/96	17,365
09/30/96	17,639
12/31/96	19,548
03/31/97	19,874
06/30/97	22,999
09/30/97	25,028
12/31/97	25,200
03/31/98	28,197
06/30/98	28,530
09/30/98	24,440
12/31/98	28,384
03/31/99	28,195
06/30/99	32,628
09/30/99	30,015
12/31/99	30,016
03/31/00	29,536
06/30/00	29,404
09/30/00	31,290
12/31/00	32,794
03/31/01	32,487
06/30/01	33,982
09/30/01	30,301
12/31/01	33,300
03/31/02	34,018
06/30/02	30,557
09/30/02	24,672
12/31/02	26,188
03/31/03	25,442
06/30/03	29,092
09/30/03	29,611
12/31/03	33,567
03/31/04	33,653
06/30/04	34,552
09/30/04	34,503
12/31/04	37,545
03/31/05	37,916
06/30/05	38,514
09/30/05	40,107
12/31/05	40,543

Russell 1000 Value

Compare to Value

ACCOUNT
DATE	VALUE
05/01/92	10,000
06/30/92	10,032
09/30/92	10,241
12/31/92	10,839
03/31/93	11,886
06/30/93	12,234
09/30/93	12,838
12/31/93	12,803
03/31/94	12,356
06/30/94	12,433
09/30/94	12,750
12/31/94	12,548
03/31/95	13,741
06/30/95	14,972
09/30/95	16,280
12/31/95	17,361
03/31/96	18,343
06/30/96	18,659
09/30/96	19,202
12/31/96	21,117
03/31/97	21,658
06/30/97	24,851
09/30/97	27,326
12/31/97	28,547
03/31/98	31,874
06/30/98	32,017
09/30/98	28,308
12/31/98	33,008
03/31/99	33,481
06/30/99	37,257
09/30/99	33,607
12/31/99	35,434
03/31/00	35,603
06/30/00	33,934
09/30/00	36,603
12/31/00	37,919
03/31/01	35,699
06/30/01	37,441
09/30/01	33,340
12/31/01	35,799
03/31/02	37,263
06/30/02	34,088
09/30/02	27,690
12/31/02	30,243
03/31/03	28,773
06/30/03	33,742
09/30/03	34,437
12/31/03	39,324
03/31/04	40,515
06/30/04	41,597
09/30/04	42,238
12/31/04	46,622
03/31/05	46,664
06/30/05	47,443
09/30/05	49,284
12/31/05	49,910

PORTFOLIO COMMENTARY

The Market: Positive despite rising energy costs, interest rates

The period was an overall positive one for equities. Stocks initially struggled, but rallied into the summer, aided by benign inflation data and good earnings reports from a number of visible companies. To be sure, headwinds were ever-present, notably in the form of hurricane activity, surging energy prices and a Federal Reserve that continued to raise short-term interest rates in small but steady increments. In the face of all this, the economy nonetheless appeared resilient, at least as of late 2005: Third-quarter GDP growth was reported at an annualized rate of 4.1%, the tenth consecutive quarter of 3% or greater growth. The earnings backdrop remained generally supportive late in the year.

In the market, high energy prices helped drive the outperformance of energy related stocks, which, despite some late-period weakness, outpaced all other economic sectors in the period. This was reflected in the outperformance of value stocks over growth stocks, as energy companies comprise a relatively large portion of the value universe. Mid-capitalization stocks generally outperformed both large- and small-cap stocks for the period.

Strategic Review: Consumer and energy holdings drive outperformance

The Value Portfolio outperformed its benchmark in the period, aided by good stock selection in the consumer sector, in particular retailers and providers of consumer staples products. The Portfolio’s performance also reflected favorable stock selection in the energy, utilities and transportation areas. On the negative side, the Portfolio’s materials and technology holdings struggled.

With regard to noteworthy recent Portfolio activity, our purchases included Chevron (3.17% of the Portfolio’s net assets as of 12/31/05), a major integrated oil company that we believe should benefit from a recent acquisition, in part due to expanded exploration opportunities. We also established a position in AT&T (1.48% of the Portfolio’s net assets as of 12/31/05). The stock was attractively valued in our view, and offered a relatively high dividend yield. Our sales included the elimination of Burlington Resources, an energy exploration and production company focused primarily on natural gas. The stock rallied on takeover news, and we decided to sell it based on valuation.

Going forward, we will continue to adhere to our general strategy of investing in dividend-paying stocks of companies with large market capitalizations. Using proprietary bottom-up equity research and detailed quantitative analyses, we look for stocks that are deeply discounted relative to our view of their upside potential, in terms of valuation and/or income, with an emphasis on companies that stand to benefit from the positive impact of a likely significant event.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS

as of December 31, 2005

Company	Shares	Market Value
COMMON STOCK 97.35%
Aerospace & Defense 4.09%
L-3 Communications Holdings, Inc.	17,900	$1,330,865
United Technologies Corp.	37,400	2,091,034
		3,421,899
Building Products 1.56%
American Standard Companies, Inc.	32,800	1,310,360
Capital Markets 3.54%
Bank of New York Company, Inc., The	28,000	891,800
Lehman Brothers Holdings, Inc.	9,300	1,191,981
Mellon Financial Corp.	25,800	883,650
		2,967,431
Chemicals 1.59%
E.I. du Pont de Nemours & Co.	31,300	1,330,250
Commercial Banks 11.46%
Bank of America Corp.	54,000	2,492,100
Mercantile Bankshares Corp.	15,900	897,396
North Fork Bancorporation, Inc.	54,700	1,496,592
South Financial Group, Inc., The	29,300	806,922
U.S. Bancorp	37,800	1,129,842
Wells Fargo & Co.	44,200	2,777,086
		9,599,938
Computers & Peripherals 2.10%
International Business Machines Corp.	21,400	1,759,080
Consumer Finance 3.01%
American Express Co.	9,700	499,162
Capital One Financial Corp.	12,900	1,114,560
MBNA Corp.	33,500	909,525
		2,523,247
Diversified Financial Services 3.15%
Citigroup, Inc.	54,300	2,635,179
Diversified Telecommunication Services 1.48%
AT&T, Inc.	50,500	1,236,745
Electric Utilities 0.95%
Exelon Corp.	14,900	791,786
Electrical Equipment 1.15%
Emerson Electric Co.	12,900	963,630
Energy Equipment & Services 1.61%
Weatherford International, Ltd. *	37,200	1,346,640
Food Products 1.50%
Kellogg Co.	29,100	1,257,702
Health Care Equipment & Supplies 0.47%
Boston Scientific Corp. *	16,000	391,840
Health Care Providers & Services 2.51%
Aetna, Inc.	22,300	2,103,113
Hotels, Restaurants & Leisure 1.22%
McDonald’s Corp.	30,400	1,025,088
Household Products 1.53%
Procter & Gamble Co., The	22,200	1,284,936
Independant Power Producers & Traders 1.87%
TXU Corp.	31,200	1,565,928
Industrial Conglomerates 4.08%
General Electric Co.	57,000	1,997,850
Tyco International, Ltd.	49,200	1,419,912
		3,417,762
Insurance 7.67%
Allstate Corp., The	20,300	1,097,621
Ambac Financial Group, Inc.	12,300	947,838
Hartford Financial Services Group, Inc., The	33,900	2,911,671
St. Paul Travelers Companies, Inc., The	32,800	1,465,176
		6,422,306
Machinery 2.10%
Deere & Co.	18,700	$1,273,657
ITT Industries, Inc.	4,700	483,254
		1,756,911
Media 1.94%
Time Warner, Inc.	93,200	1,625,408
Multiline Retail 2.19%
J.C. Penney Company, Inc.	17,100	950,760
Kohl’s Corp. *	18,100	879,660
		1,830,420
Multi-Utilities & Unregulated Power 0.50%
Dominion Resources, Inc.	5,400	416,880
Oil & Gas Consumable Fuels 12.39%
Apache Corp.	21,300	1,459,476
Chevron Corp.	46,800	2,656,838
ConocoPhillips	31,220	1,816,380
Exxon Mobil Corp.	43,900	2,465,863
Newfield Exploration Co. *	18,000	901,260
Noble Energy, Inc.	26,600	1,071,980
		10,371,797
Personal Products 0.76%
Avon Products, Inc.	22,200	633,810
Pharmaceuticals 7.02%
Johnson & Johnson	29,200	1,754,920
Mylan Laboratories, Inc.	44,000	878,240
Pfizer, Inc.	83,500	1,947,220
Wyeth	28,200	1,299,174
		5,879,554
Semiconductors & Semiconductor Equipment 1.09%
Intel Corp.	36,500	911,040
Software 1.53%
Microsoft Corp.	49,100	1,283,965
Specialty Retail 3.76%
Best Buy Company, Inc.	12,650	550,022
Home Depot, Inc., The	36,300	1,469,424
Office Depot, Inc. *	35,900	1,127,260
		3,146,706
Thrifts & Mortgage Finance 2.71%
Freddie Mac	22,000	1,437,700
Hudson City Bancorp, Inc.	68,833	834,256
		2,271,956
Tobacco 2.53%
Altria Group, Inc.	28,300	2,114,576
Wireless Telecommunication Services 2.29%
Alltel Corp.	18,000	1,135,800
Sprint Nextel Corp.	33,600	784,896
		1,920,696

TOTAL COMMON STOCK
(Cost $68,903,394)		81,518,579

TOTAL INVESTMENTS
(Cost $68,903,394)	97.35%	81,518,579
OTHER ASSETS, LESS LIABILITIES	2.65	2,218,650

TOTAL NET ASSETS	100.00%	$83,737,229

* Non-income producing security.

See notes to financial statements.

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MID-CAP GROWTH PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER

Turner Investment Partners, Inc.

Christopher K. McHugh, Vice President and Senior Portfolio Manager

William C. McVail, CFA, Senior Portfolio Manager

Robert E. Turner, CFA, Chairman and Chief Investment Officer

INVESTMENT OBJECTIVE

The Mid-Cap Growth Portfolio seeks capital appreciation by investing primarily in common stocks and other equity securities of midsize U.S. companies that the Sub-Adviser believes offer strong earnings growth potential.

MID-CAP GROWTH PORTFOLIO
AND THE RUSSELL MIDCAP® GROWTH INDEX*

Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

	Mid-Cap Growth	Russell Midcap® Growth Index
1 Year	12.27%	12.10%
Inception	2.11%	4.44%

Inception Date - May 1, 2001. Past performance is not predictive of future performance.

*                 This graph compares an initial $10,000 investment made in the Mid-Cap Growth Portfolio (the “Portfolio”) at its inception with a similar investment in the Russell Midcap® Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The Russell Midcap® Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

PERCENT OF INVESTMENTS

TOP TEN INDUSTRIES	% OF NET ASSETS
Semiconductors & Semiconductor Equipment	11.50%
Oil & Gas Consumable Fuels	7.96%
Capital Markets	6.14%
Specialty Retail	5.25%
Health Care Providers & Services	4.95%
Biotechnology	4.25%
Internet Software & Services	4.08%
Pharmaceuticals	3.57%
Communications Equipment	3.46%
Hotels, Restaurants & Leisure	3.06%

TOP TEN HOLDINGS	% OF NET ASSETS
Broadcom Corp.	2.12%
Coach, Inc.	1.78%
Advanced Micro Devices, Inc.	1.77%
NII Holdings, Inc., Class B	1.73%
KLA-Tencor Corp.	1.59%
Monster Worldwide, Inc.	1.49%
Sirius Satellite Radio, Inc.	1.46%
T. Rowe Price Group, Inc.	1.46%
Starwood Hotels & Resorts Worldwide, Inc.	1.42%
Chico’s FAS, Inc.	1.37%

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

The Portfolio invests in stocks of small and medium size companies and may be more volatile than stocks of larger, more stable companies.

JPVF Mid-Cap Growth Portfolio

ACCOUNT
DATE	VALUE
05/01/01	10,000
06/30/01	10,013
09/30/01	6,865
12/31/01	8,583
03/31/02	8,281
06/30/02	6,671
09/30/02	5,477
12/31/02	5,870
03/31/03	5,937
06/30/03	7,101
09/30/03	7,819
12/31/03	8,780
03/31/04	9,071
06/30/04	9,084
09/30/04	8,443
12/31/04	9,820
03/31/05	9,585
06/30/05	9,916
09/30/05	10,633
12/31/05	11,025

Russell Mid-Cap Growth

Compare to Mid-Cap Growth

ACCOUNT
DATE	VALUE
05/01/01	10,000
06/30/01	9,822
09/30/01	7,091
12/31/01	9,011
03/31/02	8,851
06/30/02	7,235
09/30/02	5,992
12/31/02	6,542
03/31/03	6,541
06/30/03	7,768
09/30/03	8,323
12/31/03	9,336
03/31/04	9,787
06/30/04	9,890
09/30/04	9,461
12/31/04	10,780
03/31/05	10,600
06/30/05	10,964
09/30/05	11,682
12/31/05	12,084

PORTFOLIO COMMENTARY

In 2005 earnings were strong but the stock market was not. Corporate America increased earnings by an estimated 13.6%, but the stock market, as represented by the S&P 500® Index, gained just 4.91%. Indeed, companies continued to go on a profit tear the likes of which has not been seen in modern times. If, as expected, the companies in the S&P 500® Index report earnings increases of at least 10% for the fourth quarter over the same period last year, it will mark the 15th consecutive quarter of double-digit earnings growth. But the continued earnings strength failed to help the stock market to at least match 2004’s 10.88% return, confounding the expectations of some market strategists.

Because the gains in recent years have tended to come in brief, intense bursts, with plenty of doldrums in between, the market’s performance has seemed more lackluster than it actually has been. So it may come as something of a surprise to those who are inclined to bearishness that the S&P 500® Index has now produced three consecutive up years and a highly respectable three-year annualized return of 14.39%. (The long-term average annual return is 10%.)

As a consequence of 2005’s subpar return, the price/earnings multiple of stocks in aggregate declined. At the end of the year, the price/earnings ratio of the S&P 500 was 16.4 times 2005 earnings. It finished 2004 at 18 times that year’s earnings. The 16.4 P/E is the lowest for the S&P 500 in 10 years.

Investor sentiment throughout the year was soured by a double dose of rising interest rates and high energy prices. From a 45-year low of 1% in 2004, the Federal Reserve has hiked short-term rates to a current 4.25%. Oil prices in August climbed to a record of more than $68 per barrel before ending the year at about $63. The worry among investors was that higher rates and oil prices would crimp consumer spending, the engine that drives the economy.

Good security selection in the major market sectors helped the Mid-Cap Growth Portfolio produce a solidly positive return of 12.27% for the year. This return outperformed the Portfolio’s benchmark, the Russell Midcap® Growth Index’s return of 12.10%. Six of the Portfolio’s 10 sector positions beat their corresponding index sectors. Performance for the past year was largely driven by the utility, consumer discretionary and energy sectors, a combined 33% weighting. In the wireless telecommunications industry, within the utility sector, NII Holdings Inc which provides digital wireless communication services in Latin America was a leader for the year. In the apparel/footwear industry, an overweight in Chico’s boosted performance. Chico’s is a high-end specialty retail store that is largely insulated from higher oil prices. We continue to believe that Chico’s has a strong secular story and that we will see positive growth for the long-term. The oil and gas production industry performed well in the energy sector. Ultra Petroleum Corp. was the largest contributor to the Portfolio for the year. Ultra Petroleum Corp. engages in the acquisition, exploration, development, and production of oil and gas properties in the Green River Basin of Southwest Wyoming and Bohai Bay, China. We continue to like the opportunities of the exploration and production oil companies.

The main detractor from performance was the healthcare sector. The pharmaceuticals and biotechnology industries accounted for most of the underperformance for the year. Elan Corp in the pharmaceutical industry was hurt when they had their key drug, Tysabri, for Multiple Sclerosis, suspended from the market. Holding Sepracor Inc. another pharmaceutical company also detracted from performance. Sepracor Inc. was hurt when another firm filed for the generic form of one of Sepracor’s primary drugs. We still like the company and are encouraged by the launch of its second generation drug. Our biotechnology holdings also had a negative impact on relative results. Most of the underperformance in the biotechnology industry was due to weakness in company specific events.

We remain optimistic about the near-term outlook for the stock market. Our bottom-up fundamental analysis tells us that the recent strong earnings of corporate America are no fluke and should persist. Also, companies are intent on capitalizing on their fastest growing products and services, controlling costs, improving productivity, buying back shares, and raising dividends. They realize if they don’t do all that, a cash-rich acquirer, of which there are many, may end up doing it for them. All in all, we see a favorable backdrop for continued stock-market gains in the new year.

As we move into 2006, our emphasis, as always, is on holding stocks that we think have the strongest prospective earnings power. We currently favor shares of companies in the Internet, specialty-retailing, consumer-electronics, consulting, staffing-services, brokerage, investment-exchange, financial-transaction-processing, coal, natural-gas-utility, managed-care, biotechnology, semiconductor, telecommunication-equipment, and wireless industries.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS

as of December 31, 2005

Company	Shares	Market Value
COMMON STOCK 95.97%
Aerospace & Defense 1.55%
Ceradyne, Inc. *	3,680	$161,184
Precision Castparts Corp.	5,020	260,086
		421,270
Air Freight & Logistics 1.53%
C.H. Robinson Worldwide, Inc.	5,890	218,107
UTI Worldwide, Inc.	2,120	196,821
		414,928
Auto Components 0.54%
Johnson Controls, Inc.	2,000	145,820
Beverages 0.84%
Hansen Natural Corp. *	2,910	229,337
Biotechnology 4.25%
Biogen Idec, Inc. *	4,620	209,425
Celgene Corp. *	3,710	240,408
Cephalon, Inc. *	2,260	146,312
MedImmune, Inc. *	6,810	238,486
Protein Design Labs, Inc. *	7,320	208,034
United Therapeutics Corp. *	1,630	112,666
		1,155,331
Capital Markets 6.14%
Affiliated Managers Group, Inc. *	4,220	338,655
Ameritrade Holding Corp. *	11,470	275,280
Legg Mason, Inc.	2,880	344,707
Mellon Financial Corp.	9,120	312,360
T. Rowe Price Group, Inc.	5,510	396,885
		1,667,887
Commercial Banks 0.44%
Colonial BancGroup, Inc., The	5,070	120,767
Commercial Services & Supplies 2.29%
Manpower, Inc.	4,650	216,225
Monster Worldwide, Inc. *	9,910	404,526
		620,751
Communications Equipment 3.46%
Comverse Technology, Inc. *	5,080	135,077
F5 Networks, Inc. *	6,160	352,290
Foundry Networks, Inc. *	15,000	207,150
JDS Uniphase Corp. *	104,070	245,605
		940,122
Computers & Peripherals 0.86%
Network Appliance, Inc. *	8,690	234,630
Construction & Engineering 0.66%
McDermott International, Inc. *	4,040	180,224
Construction Materials 0.47%
Florida Rock Industries, Inc.	2,590	127,065
Diversified Financial Services 2.80%
Chicago Mercantile Exchange, The	930	341,766
Moody’s Corp.	4,470	274,547
Nasdaq Stock Market, Inc. *	4,080	143,534
		759,847
Electrical Equipment 1.68%
AMETEK, Inc.	4,720	$200,789
Roper Industries, Inc.	6,470	255,630
		456,419
Electronic Equipment & Instruments 2.31%
Agilent Technologies, Inc. *	9,290	309,264
Cogent, Inc. *	9,630	218,408
Itron, Inc. *	2,500	100,100
		627,772
Energy Equipment & Services 2.17%
Cal Dive International, Inc. *	3,360	120,590
Grant Prideco, Inc. *	4,540	200,305
National Oilwell Varco, Inc. *	4,270	267,729
		588,624
Food & Staples Retailing 1.08%
Whole Foods Market, Inc.	3,800	294,082
Health Care Equipment & Supplies 2.72%
Dade Behring Holdings, Inc.	6,460	264,149
Intuitive Surgical, Inc. *	1,150	134,861
ResMed, Inc. *	4,870	186,570
Varian Medical Systems, Inc. *	3,030	152,530
		738,110
Health Care Providers & Services 4.95%
Cerner Corp. *	2,560	232,730
Community Health Systems, Inc. *	3,180	121,921
DaVita, Inc. *	3,570	180,785
Express Scripts, Inc. *	3,710	310,898
Omnicare, Inc.	6,430	367,925
Pharmaceutical Product Development, Inc.	2,110	130,715
		1,344,974
Hotels, Restaurants & Leisure 3.06%
Scientific Games Corp. *	7,970	217,422
Starwood Hotels & Resorts Worldwide, Inc.	6,060	386,992
Station Casinos, Inc.	3,360	227,808
		832,222
Household Durables 1.07%
Harman International Industries, Inc.	2,980	291,593
Insurance 0.65%
HCC Insurance Holdings, Inc.	5,960	176,893
Internet Software & Services 4.08%
Akamai Technologies, Inc. *	13,250	264,073
aQuantive, Inc. *	5,430	137,053
CNET Networks, Inc. *	19,560	287,336
Openwave Systems, Inc. *	11,650	203,526
ValueClick, Inc. *	11,880	215,147
		1,107,135
IT Services 1.25%
Global Payments, Inc.	4,330	201,821
MPS Group, Inc. *	10,070	137,657
		339,478

* Non-income producing security.

See notes to financial statements.

Company	Shares	Market Value
COMMON STOCK - Continued
Machinery 2.84%
Actuant Corp., Class A	1,900	$106,020
Joy Global, Inc.	8,030	321,200
Oshkosh Truck Corp.	4,350	193,967
Terex Corp. *	2,550	151,470
		772,657
Media 2.81%
Getty Images, Inc. *	2,750	245,493
Sirius Satellite Radio, Inc. *	59,360	397,712
XM Satellite Radio Holdings, Inc. *	4,370	119,214
		762,419
Metals & Mining 1.81%
Allegheny Technologies, Inc.	6,030	217,562
Freeport-McMoRan Copper & Gold, Inc., Class B	5,110	274,918
		492,480
Multiline Retail 1.04%
Nordstrom, Inc.	7,520	281,248
Oil & Gas Consumable Fuels 7.96%
Chesapeake Energy Corp.	4,660	147,862
CONSOL Energy, Inc.	3,690	240,514
Newfield Exploration Co. *	3,790	189,765
Peabody Energy Corp.	2,150	177,203
Range Resources Corp.	12,760	336,098
Southwestern Energy Co. *	7,020	252,299
Sunoco, Inc.	4,210	329,980
Ultra Petroleum Corp. *	3,550	198,090
XTO Energy, Inc.	6,603	290,136
		2,161,947
Pharmaceuticals 3.57%
Allergan, Inc.	3,380	364,905
Barr Pharmaceuticals, Inc. *	4,430	275,945
Sepracor, Inc. *	2,360	121,776
Shire Pharmaceuticals Group, PLC, ADR	5,340	207,139
		969,765
Real Estate 0.78%
CB Richard Ellis Group, Inc., Class A *	3,580	210,683
Road & Rail 0.78%
Norfolk Southern Corp.	4,740	212,494
Semiconductors & Semiconductor Equipment 11.50%
Advanced Micro Devices, Inc. *	15,710	$480,726
ASML Holding, NV *	11,610	233,129
ATI Technologies, Inc. *	11,860	201,501
Broadcom Corp. *	12,200	575,228
KLA-Tencor Corp.	8,730	430,651
Lam Research Corp. *	3,450	123,096
Micron Technology, Inc. *	20,820	277,114
Silicon Laboratories, Inc. *	7,530	276,050
SiRF Technology Holdings, Inc. *	4,610	137,378
Trident Microsystems, Inc. *	6,090	109,620
Varian Semiconductor Equipment Associates *	6,400	281,152
		3,125,645
Software 0.81%
Red Hat, Inc. *	3,500	95,340
Salesforce.com, Inc. *	3,900	124,995
		220,335
Specialty Retail 5.25%
Chico’s FAS, Inc. *	8,470	372,087
Circuit City Stores-Circuit City Group	7,330	165,585
GameStop Corp. *	4,420	140,644
Tiffany & Co.	6,910	264,584
Urban Outfitters, Inc. *	7,780	196,912
Williams-Sonoma, Inc. *	6,640	286,516
		1,426,328
Textiles, Apparel & Luxury Goods 2.64%
Coach, Inc. *	14,520	484,097
Polo Ralph Lauren Corp.	4,140	232,420
		716,517
Trading Companies & Distributors 1.01%
WESCO International, Inc. *	6,450	275,609
Wireless Telecommunication Services 2.32%
Crown Castle International Corp. *	6,010	161,729
NII Holdings, Inc., Class B *	10,740	469,123
		630,852

TOTAL COMMON STOCK (Cost $21,513,917)		26,074,260

TOTAL INVESTMENTS (Cost $21,513,917)	95.97%	26,074,260
OTHER ASSETS, LESS LIABILITIES	4.03	1,096,270

TOTAL NET ASSETS	100.00%	$27,170,530

* Non-income producing security.

ADR - American Depositary Receipt

PLC - Public Limited Company

See notes to financial statements.

MID-CAP VALUE PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER

Wellington Management Company, LLP

James N. Mordy, Senior Vice President and Partner

INVESTMENT OBJECTIVE

The Mid-Cap Value Portfolio seeks long-term capital appreciation by investing primarily in equity securities of midsize companies that exhibit traditional value characteristics.

MID-CAP VALUE PORTFOLIO
AND THE RUSSELL 2500TM VALUE INDEX*

Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

	Mid-Cap Value	Russell 2500TM Value Index
1 Year	10.01%	7.74%
Inception	10.03%	13.57%

Inception Date - May 1, 2001. Past performance is not predicative of future performance.

*                 This graph compares an initial $10,000 investment made in the Mid-Cap Value Portfolio (the “Portfolio”) at its inception with similar investments in the Russell 2500TM Value Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The Russell 2500TM Value Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

PERCENT OF INVESTMENTS

TOP TEN INDUSTRIES	% OF NET ASSETS
Insurance	7.80%
Semiconductors & Semiconductor Equipment	6.04%
Electronic Equipment & Instruments	5.64%
Pharmaceuticals	5.22%
Media	5.04%
Auto Components	4.08%
Machinery	3.91%
Specialty Retail	3.90%
Chemicals	3.84%
Containers & Packaging	3.69%

TOP TEN HOLDINGS	% OF NET ASSETS
Ambac Financial Group, Inc.	2.51%
Endo Pharmaceuticals Holdings, Inc.	2.47%
Cinram International, Inc.	2.45%
Arrow Electronics, Inc.	2.42%
CIT Group, Inc.	2.36%
Goodrich Corp.	2.17%
Fairchild Semiconductor International, Inc.	2.15%
PPL Corp.	2.12%
Pactiv Corp.	2.03%
Foot Locker, Inc.	1.98%

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

The Portfolio invests in stocks of small and medium size companies and may be more volatile than stocks of larger, more stable companies.

JPVF Mid-Cap Value Portfolio

ACCOUNT
DATE	VALUE
05/01/01	10,000
06/30/01	10,108
09/30/01	8,164
12/31/01	9,923
03/31/02	10,690
06/30/02	9,945
09/30/02	7,947
12/31/02	8,568
03/31/03	8,136
06/30/03	9,858
09/30/03	10,626
12/31/03	12,264
03/31/04	12,668
06/30/04	12,963
09/30/04	12,637
12/31/04	14,203
03/31/05	14,059
06/30/05	14,429
09/30/05	14,943
12/31/05	15,625

Russell 2500 Value Index

Compare to Mid-Cap Value

ACCOUNT
DATE	VALUE
05/01/01	10,000
06/30/01	10,340
09/30/01	9,053
12/31/01	10,526
03/31/02	11,421
06/30/02	11,023
09/30/02	8,998
12/31/02	9,487
03/31/03	9,034
06/30/03	10,957
09/30/03	11,807
12/31/03	13,748
03/31/04	14,597
06/30/04	14,672
09/30/04	14,708
12/31/04	16,715
03/31/05	16,360
06/30/05	17,232
09/30/05	17,844
12/31/05	18,008

PORTFOLIO COMMENTARY

Performance

For the year ended December 31, 2005, the Mid-Cap Value Portfolio returned 10.01%, outperforming the 7.74% return for the Russell 2500TM Value Index over the same period.

Review

During the period, US equities posted positive returns supporting the Portfolio’s positive absolute return for the period. 2005 was characterized by strong absolute returns in both mid cap and value stocks. Value stocks continued to outperform growth during the period, driven by the relative strength of sectors like Energy, Materials and Utilities. While small and mid cap stocks outperformed for much of 2005, during the fourth quarter, the larger cap stocks rallied after 10 years of underperformance.

The main driver of the Portfolio’s out performance was strong stock selection within eight of the ten sectors of the market. The Portfolio’s holdings within Health Care, Information Technology, Financials, Telecommunications and Media, Utilities and Industrials were the top contributors.

Some of our top contributors on an absolute basis were Office Depot (Consumer Discretionary), Arch Coal (Energy) and CB Richard Ellis Group (Financials). Office Depot benefited from a new management team and significant re-organization. Arch Coal continues to benefit from rising prices resulting from a supply and demand imbalance. CB Richard Ellis Group gave us some exposure to an upturn in the commercial real estate cycle at a more reasonable valuation than the office REITs (Real Estate Investment Trusts). All three stocks were held at the end of the period.

Some of our largest detractors on a relative basis were Huntsman (Materials), Graftech International (Industrials) and RenaissanceRe (Financials). Huntsman experienced near-term weakness due to the plant shutdowns resulting from the extensive damage caused by Hurricane Rita. Graftech International’s attempts to raise prices cost them market share for 2005 but we believe their further attempts to raise prices in 2006 will be more successful. We owned both stocks at the end of the period. We eliminated Renaissance Re on concerns regarding management turnover and on-going accounting issues.

What is the outlook?

Despite a number of headwinds, we believe global growth in GDP decelerated in 2005 to a still very healthy pace of 3.1% from 3.9% in 2004. We anticipate further mild slowing to 2.9% in 2006. The industrial economy remains vibrant with capacity utilization hitting the highest level since 2000. Corporate profit growth remains double digit, and with very liquid balance sheets, should fuel continued strength in business spending/investment. The main reason we expect further slowing in 2006 is a cautious view of the US consumer. For the last two years consumers have outspent their income despite increasing headwinds from energy costs, taxes and interest rates (some of which has yet to be felt). Clearly this has been possible because of a record amount of equity extraction from the robust housing market. While we don’t expect a serious decline in home prices, there are abundant signals that the market is cooling off, thus the stimulus to consumer spending should be dramatically reduced. Globally, strength in many emerging markets, including some reacceleration in China, should help offset any downshifting of the US consumer. The consensus view now anticipates moderating inflation which would lead to only one or two more rate increases from the Fed. This seems like the most likely case to us as well, but there is sufficient momentum in the economy at present to suggest that the risks are on the upside.

In light of this outlook, at the end of the year the Portfolio’s largest overweights were Consumer Discretionary, Information Technology, Industrials, and Health Care. We will continue to look for opportunities to take profits here where appropriate. At year’s end the Portfolio was underweight Financials, Utilities, and Telecommunication Services.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS

as of December 31, 2005

Company	Shares	Market Value
COMMON STOCK 98.36%
Aerospace & Defense 2.17%
Goodrich Corp.	24,200	$994,620
Airlines 0.35%
Continental Airlines, Inc., Class B *	7,600	161,880
Auto Components 4.08%
American Axle & Manufacturing Holdings, Inc.	18,100	331,773
BorgWarner, Inc.	7,800	472,914
Compagnie Generale des Etablissements Michelin, Class B	12,937	724,521
TRW Automotive Holdings Corp. *	10,300	271,405
TRW Automotive Holdings Corp. *#†	2,600	68,510
		1,869,123
Biotechnology 1.01%
Theravance, Inc. *	20,600	463,912
Capital Markets 2.75%
Affiliated Managers Group, Inc. *	7,100	569,775
Apollo Investment Corp.	38,600	692,098
		1,261,873
Chemicals 3.84%
Albemarle Corp.	8,700	333,645
Cytec Industries, Inc.	13,100	623,953
Engelhard Corp.	12,000	361,800
Huntsman Corp. *	25,700	442,554
		1,761,952
Commercial Banks 1.06%
City National Corp.	1,400	101,416
UnionBanCal Corp.	5,600	384,832
		486,248
Commercial Services & Supplies 2.83%
Acco Brands Corp. *	3,100	75,950
R.R. Donnelley & Sons Co.	19,300	660,253
United Stationers, Inc. *	11,600	562,600
		1,298,803
Communications Equipment 0.93%
Arris Group, Inc. *	45,000	426,150
Computers & Peripherals 2.35%
NCR Corp. *	6,600	224,004
QLogic Corp. *	5,500	178,805
Seagate Technology	33,700	673,663
		1,076,472
Construction & Engineering 0.41%
URS Corp. *	5,000	188,050
Containers & Packaging 3.69%
Pactiv Corp. *	42,200	928,400
Smurfit-Stone Container Corp. *	22,000	311,740
Temple-Inland, Inc.	10,100	452,985
		1,693,125
Diversified Financial Services 2.36%
CIT Group, Inc.	20,900	1,082,202
Diversified Telecommunications Services 0.39%
Citizens Communications Co.	14,700	$179,781
Electric Utilities 2.32%
Northest Utilities	4,700	92,543
PPL Corp.	33,000	970,200
		1,062,743
Electrical Equipment 1.81%
Acuity Brands, Inc.	14,700	467,460
GrafTech International, Ltd. *	57,900	360,138
		827,598
Electronic Equipment & Instruments 5.64%
Arrow Electronics, Inc. *	34,700	1,111,441
Flextronics International, Ltd. *	42,300	441,612
Tektronix, Inc.	19,300	544,453
Vishay Intertechnology, Inc. *	35,375	486,760
		2,584,266
Energy Equipment & Services 0.44%
SBM Offshore, NV	2,527	203,430
Food Products 3.34%
Bunge, Ltd.	8,200	464,202
Ralcorp Holdings, Inc. *	5,200	207,532
Smithfield Foods, Inc. *	17,800	544,680
Tyson Foods, Inc.	18,400	314,640
		1,531,054
Gas Utilities 0.55%
UGI Corp.	12,300	253,380
Health Care Equipment & Supplies 0.59%
Bio-Rad Laboratories, Inc., Class A *	4,100	268,304
Health Care Providers & Services 1.16%
Coventry Health Care, Inc. *	4,150	236,384
Health Net, Inc. *	1,300	67,015
IMS Health, Inc.	9,200	229,264
		532,663
Hotels, Restaurants & Leisure 2.68%
CBRL Group, Inc.	18,800	660,820
Ruby Tuesday, Inc.	22,000	569,580
		1,230,400
Household Durables 1.96%
Newell Rubbermaid, Inc.	16,900	401,882
Whirlpool Corp.	5,900	494,184
		896,066
Industrial Conglomerates 0.74%
Carlisle Companies, Inc.	4,900	338,835
Insurance 7.80%
Ambac Financial Group, Inc.	14,900	1,148,194
Everest Re Group, Ltd.	5,800	582,030
Platinum Underwriter Holdings, Ltd.	14,000	434,980
Reinsurance Group of America, Inc.	17,600	840,576
UnumProvident Corp.	25,000	568,750
		3,574,530

See notes to financial statements.

Company	Shares	Market Value
COMMON STOCK - Continued
IT Services 1.12%
BearingPoint, Inc. *	36,900	$290,034
Unisys Corp. *	38,600	225,038
		515,072
Machinery 3.91%
Parker-Hannifin Corp.	10,000	659,600
Terex Corp. *	5,900	350,460
Trinity Industries, Inc.	17,800	784,446
		1,794,506
Media 5.04%
Cinram International, Inc.	47,800	1,121,144
Dex Media, Inc.	29,400	796,446
R.H. Donnelley Corp. *	6,400	394,368
		2,311,958
Metals & Mining 1.64%
Grupo IMSA, SA de CV, Series UBC	56,700	186,553
Inco, Ltd.	13,000	566,410
		752,963
Multi-Utilities & Unregulated Power 1.33%
Wisconsin Energy Corp.	15,600	609,336
Oil & Gas Consumable Fuels 3.45%
Arch Coal, Inc.	7,700	612,150
Newfield Exploration Co. *	9,800	490,686
Noble Energy, Inc.	11,900	479,570
		1,582,406
Paper & Forest Products 0.13%
Sappi, Ltd., ADR	5,300	60,049
Pharmaceuticals 5.22%
Barr Pharmaceuticals, Inc. *	12,700	791,083
Endo Pharmaceuticals Holdings, Inc. *	37,400	1,131,724
Impax Laboratories, Inc. *	43,900	469,730
		2,392,537
Real Estate 1.93%
CB Richard Ellis Group, Inc., Class A *	7,600	447,260
KKR Financial Corp., REIT	18,200	436,618
		883,878
Road & Rail 1.33%
Yellow Roadway Corp. *	13,700	$611,157
Semiconductors & Semiconductor Equipment 6.04%
Fairchild Semiconductor International, Inc. *	58,400	987,544
Lam Research Corp. *	17,500	624,400
Teradyne, Inc. *	22,800	332,196
Varian Semiconductor Equipment Associates *	18,800	825,884
		2,770,024
Specialty Retail 3.90%
Foot Locker, Inc.	38,400	905,856
Office Depot, Inc. *	28,100	882,340
		1,788,196
Textiles, Apparel & Luxury Goods 1.49%
Fossil, Inc. *	14,200	305,442
V.F. Corp.	6,800	376,312
		681,754
Thrifts & Mortgage Finance 3.37%
IndyMac Bancorp, Inc.	6,700	261,434
Radian Group, Inc.	12,900	755,811
Webster Financial Corp.	11,300	529,970
		1,547,215
Trading Companies & Distributors 1.21%
Hughes Supply, Inc.	15,500	555,675

TOTAL COMMON STOCK
(Cost $37,864,252)		45,104,186

TOTAL INVESTMENTS
(Cost $37,864,252)	98.36%	45,104,186
OTHER ASSETS, LESS LIABILITIES	1.64	749,784

TOTAL NET ASSETS	100.00%	$45,853,970

* Non-income producing security.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

# Security purchased pursuant to and is exempt from registration under Section 4(2) of the Securities Act of 1933 (See Note H).

† Fair Valued Security (See Note B).

See notes to financial statements.

SMALL COMPANY PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER

Lord, Abbett & Co. LLC (Since 05/01/99)

F. Thomas O’Halloran, CFA, Partner

INVESTMENT OBJECTIVE

The investment objective of the Small Company Portfolio is to achieve growth of capital. The Portfolio pursues its objective by investing primarily in a diversified portfolio of equity securities issued by small companies.

SMALL COMPANY PORTFOLIO
AND THE RUSSELL 2000® GROWTH INDEX*

Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

	Small Company	Russell 2000® Growth Index
1 Year	11.96%	4.15%
5 Year	1.93%	2.28%
10 Year	3.95%	4.69%
Inception	8.00%	6.58%

Inception Date - April 18, 1986. Past performance is not predictive of future performance.

*                 This graph compares an initial $10,000 investment made in the Small Company Portfolio (the “Portfolio”) at its inception with a similar investment in the Russell 2000® Growth Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The Russell 2000® Growth Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

PERCENT OF INVESTMENTS

TOP TEN INDUSTRIES	% OF NET ASSETS
Health Care Equipment & Supplies	8.61%
Health Care Providers & Services	7.57%
Software	7.22%
Commercial Services & Supplies	6.87%
Internet Software & Services	6.48%
Energy Equipment & Services	5.90%
Specialty Retail	5.74%
Semiconductors & Semiconductor Equipment	5.57%
Capital Markets	4.16%
Internet & Catalog Retail	3.24%

TOP TEN HOLDINGS	% OF NET ASSETS
NeuStar, Inc.	1.88%
Hologic, Inc.	1.73%
Landstar System, Inc.	1.64%
FactSet Research Systems, Inc.	1.46%
Volcom, Inc.	1.44%
TALX Corp.	1.42%
Psychiatric Solutions, Inc.	1.41%
Intuitive Surgical, Inc.	1.41%
Zumiez, Inc.	1.34%
Morningstar, Inc.	1.30%

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

The Portfolio invests in stocks of small and medium size companies and may be more volatile than stocks of larger, more stable companies.

JPVF Small Company Portfolio

ACCOUNT
DATE	VALUE
04/18/86	10,000
06/30/86	10,372
09/30/86	9,863
12/31/86	10,565
03/31/87	11,914
06/30/87	12,813
09/30/87	13,698
12/31/87	10,395
03/31/88	12,119
06/30/88	13,176
09/30/88	13,151
12/31/88	13,129
03/31/89	14,183
06/30/89	15,054
09/30/89	16,226
12/31/89	15,669
03/31/90	15,299
06/30/90	15,505
09/30/90	12,071
12/31/90	12,759
03/31/91	15,336
06/30/91	15,663
09/30/91	16,103
12/31/91	16,999
03/31/92	18,699
06/30/92	17,992
09/30/92	18,527
12/31/92	21,506
03/31/93	22,691
06/30/93	22,524
09/30/93	23,910
12/31/93	24,925
03/31/94	24,982
06/30/94	24,337
09/30/94	26,469
12/31/94	26,834
03/31/95	28,241
06/30/95	29,736
09/30/95	33,164
12/31/95	34,809
03/31/96	37,702
06/30/96	39,076
09/30/96	38,570
12/31/96	40,537
03/31/97	38,833
06/30/97	44,729
09/30/97	52,097
12/31/97	50,105
03/31/98	53,395
06/30/98	51,272
09/30/98	39,894
12/31/98	44,205
03/31/99	40,113
06/30/99	43,794
09/30/99	41,405
12/31/99	50,480
03/31/00	51,933
06/30/00	44,989
09/30/00	44,744
12/31/00	41,460
03/31/01	34,321
06/30/01	39,719
09/30/01	30,681
12/31/01	38,482
03/31/02	38,439
06/30/02	34,030
09/30/02	26,106
12/31/02	27,339
03/31/03	26,481
06/30/03	32,136
09/30/03	35,307
12/31/03	38,363
03/31/04	39,170
06/30/04	39,253
09/30/04	36,528
12/31/04	40,745
03/31/05	38,415
06/30/05	40,663
09/30/05	44,414
12/31/05	45,620

RUSSELL 2000 GROWTH

Compare to Small Company Portfolio

ACCOUNT
DATE	VALUE
04/18/86	10,000
06/30/86	10,400
09/30/86	8,710
12/31/86	8,806
03/31/87	11,200
06/30/87	11,045
09/30/87	11,403
12/31/87	7,883
03/31/88	9,256
06/30/88	9,844
09/30/88	9,573
12/31/88	9,489
03/31/89	10,194
06/30/89	10,853
09/30/89	11,823
12/31/89	11,403
03/31/90	11,100
06/30/90	11,801
09/30/90	8,721
12/31/90	9,418
03/31/91	12,295
06/30/91	11,869
09/30/91	13,149
12/31/91	14,238
03/31/92	14,628
06/30/92	12,871
09/30/92	13,121
12/31/92	15,345
03/31/93	15,070
06/30/93	15,504
09/30/93	16,951
12/31/93	17,397
03/31/94	16,688
06/30/94	15,636
09/30/94	17,097
12/31/94	16,974
03/31/95	17,905
06/30/95	19,682
09/30/95	21,920
12/31/95	22,244
03/31/96	23,521
06/30/96	24,896
09/30/96	24,684
12/31/96	24,749
03/31/97	22,153
06/30/97	26,042
09/30/97	30,448
12/31/97	27,953
03/31/98	31,274
06/30/98	29,478
09/30/98	22,886
12/31/98	28,296
03/31/99	27,821
06/30/99	31,925
09/30/99	30,354
12/31/99	40,489
03/31/00	44,246
06/30/00	40,985
09/30/00	39,358
12/31/00	31,408
03/31/01	26,634
06/30/01	31,420
09/30/01	22,597
12/31/01	28,509
03/31/02	27,950
06/30/02	23,562
09/30/02	18,491
12/31/02	19,880
03/31/03	19,109
06/30/03	23,723
09/30/03	26,207
12/31/03	29,530
03/31/04	31,178
06/30/04	31,206
09/30/04	29,331
12/31/04	33,754
03/31/05	31,448
06/30/05	32,543
09/30/05	34,599
12/31/05	35,157

PORTFOLIO COMMENTARY

Market Review

Despite a backdrop of favorable macroeconomic factors that included above trend growth, price stability, and still low bond yields, equities struggled for much of 2005. Investors tussled over the idea that the Federal Reserve Board (the Fed) would stymie the economic expansion with excessive interest rate hikes. Yet, like the year before, a fourth quarter rally pushed stocks into positive territory, albeit the gains were below the 8-10 percent range that many had forecasted for 2005.

Impeded by surging energy prices and devastating hurricanes, economic output moderated slightly in 2005 to an approximate 3.6% year-over-year (y/y) real growth rate from the 3.8 percent rate turned in during 2004. With the economy growing faster than its historical average, the unemployment rate fell four-tenths of a percent to 5.0 percent of the workforce, and the growth of wages for production workers jumped six-tenths of a percent over the course of the year. Given the near $20 per barrel rise in crude oil prices and the progress made in the labor market, investors became absorbed with the threat of surging inflation. Ultimately, investors began to discount the future earnings power of equities.

In 2005 the price-multiple, or price to earnings ratio (P/E), of the broad market, the S&P Super Composite Index(1), declined 2 points, even though after-tax corporate profits surged over 20 percent y/y. Market participants clearly had little confidence in the sustainability of profit growth with the Fed actively raising rates and crude prices hovering near $60 per barrel. However, investor optimism seemingly returned as the cost of crude retreated in October and November, and as signs of a moderating housing market began to lower expectations of future interest rates.

Again, similar to 2004, mid- and small-capitalization stocks outperformed companies with larger capitalizations. Specifically, mid-caps returned over 11 percent in the year, dominating the equity markets. Small-caps also fared well, rising near 7 percent. The largest companies saw their market value decline by about 1 percent. Growth, for the most part, outperformed value, except in the struggling large-cap indices where investors clung to quality and noncyclical names. In the S&P Super Composite Index the energy and utility sectors led the market higher, while the telecom and consumer discretionary sectors acted as counter weights, tempering the overall performance of equities.

In summary, 2005 seemed like a rather disappointing year for many investors, as the market failed to price in the overwhelmingly positive fundamentals of equities. Although the sectors that performed well had handsome earnings growth, the market abandoned the practice of forward pricing future macro events. Fortunately, the fourth quarter began a transition phase that saw the early year winners selling-off, with the proceeds flowing into the industrial and material names that are likely to lead in the New Year.

Portfolio Review

The markets experienced volatility throughout 2005, owing to rising short-term interest rates, high energy prices, and heavy hurricane activity along the Gulf Coast. Nevertheless, major indexes did enjoy positive returns for the year. The Federal Reserve Board (the Fed) continued to raise short-term interest rates through 2005, with a total of eight increases of 0.25%, bringing the Fed Portfolios target rate to 4.25% by year end.

While we saw a brief resurgence of growth indexes versus value indexes in the fourth quarter, the year ended with value outperforming growth. As of year-end, the Russell 2000® Value Index marginally outperformed the Russell 2000® Growth and the broad Russell 2000® Index. While large cap stocks outperformed small cap stocks for the first time in seven years, the most notable performance came from the mid cap index, which significantly outperformed other market segments.

Stock selection was strong throughout the year ended December 31, 2005 and added value across most sectors, particularly within the healthcare, technology, and financial services sectors. The Small Company Portfolio returned 11.96%, significantly outperforming the Russell 2000® Growth Index, which rose 4.15% for the year. Stock selection within the healthcare and technology sectors were the greatest contributors to performance relative to our benchmark. Within healthcare, Intuitive Surgical, Inc., a global technology leader in robotic-assisted surgery, benefited throughout the year as sales of its product, da Vinci Surgical System, increased. Hologic, Inc., a leading developer of medical imaging systems, exceeded earnings expectations due to an increase of its digital mammography sales and an increase in backlog for next year. In the technology sector, Blue Coat Systems, Inc., a developer of proxy appliances that protect and control Web communications, introduced a new product during the second quarter, which resulted in higher than expected earnings.

Detracting from performance was stock selection within the materials and processing sector. Dycom Industries, Inc., a provider of contracting services to telecommunications providers in the United States, fell mid-year due to margin pressures and slow industry growth. Steel Dynamics, Inc., a steel manufacturer, reported weak results, which was attributed to soft demand and an unexpected drop in scrap prices. Also detracting from performance was a position underweight and stock selection within the auto and transportation sector. In particular, EGL, Inc., a provider of supply chain management and global freight transportation, posted lower than expected first quarter profits, citing higher fuel prices and operating losses in Europe.

Outlook

The economy continues to expand, although 2005’s higher interest rates and energy prices caused this growth to moderate. We believe the moderating economic expansion should favor growth stocks, especially those of more established, higher quality companies, which we focus on. As of December 31, 2005, we are overweight consumer discretionary (emphasizing business services), energy, financials (emphasizing non-bank financials), and healthcare. We are underweight cyclicals (materials and producer non-durables).

(1) The S&P Super Composite 1500, combines the S&P 500, S&P MidCap 400, and S&P SmallCap 600 indices is an efficient way to create a broad market portfolio representing 90% of U.S. equities. The index is unmanaged, does not reflect the deductions of fees or expenses and is not available for direct investment.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS

as of December 31, 2005

Company	Shares	Market Value
COMMON STOCK 97.99%
Aerospace & Defense 2.33%
Aviall, Inc. *	13,220	$380,736
BE Aerospace, Inc. *	31,900	701,800
Hexcel Corp. *	30,600	552,330
		1,634,866
Auto Components 0.90%
LKQ Corp. *	18,200	630,084
Beverages 0.56%
Hansen Natural Corp. *	5,000	394,050
Biotechnology 2.88%
Alkermes, Inc. *	31,600	604,192
Coley Pharmaceutical Group *	14,500	219,820
CV Therapeutics, Inc. *	23,200	573,736
Illumina, Inc. *	30,980	436,818
Vion Pharmaceuticals, Inc. *	114,141	188,333
		2,022,899
Capital Markets 4.16%
Calamos Asset Management, Inc.	27,900	877,455
Greenhill & Company, Inc.	10,900	612,144
Jefferies Group, Inc.	16,100	724,178
optionsXpress Holdings, Inc.	28,600	702,130
		2,915,907
Commercial Banks 3.16%
PrivateBancorp, Inc.	5,400	192,078
SVB Financial Group *	17,330	811,737
State National Bancshares, Inc. *	11,600	309,720
United Community Banks, Inc.	16,150	430,559
Western Alliance Bancorp *	15,700	468,959
		2,213,053
Commercial Services & Supplies 6.87%
Administaff, Inc.	15,230	640,422
Advisory Board Co., The *	10,260	489,094
Corporate Executive Board Co., The	7,070	634,179
CRA International, Inc. *	8,200	391,058
FTI Consulting, Inc. *	29,800	817,712
Healthcare Services Group, Inc.	18,608	385,372
Labor Ready, Inc. *	27,800	578,796
Resources Connection, Inc. *	33,900	883,434
		4,820,067
Communications Equipment 1.98%
Blue Coat Systems, Inc. *	16,300	745,236
Redback Networks, Inc. *	45,632	641,586
		1,386,822
Computers & Peripherals 0.17%
UNOVA, Inc. *	3,600	121,680
Consumer Finance 0.88%
Nelnet, Inc. *	15,200	618,336
Diversified Consumer Services 1.20%
Bright Horizons Family Solutions, Inc. *	13,676	506,696
Universal Technical Institute, Inc. *	10,800	334,152
		840,848
Diversified Financial Services 1.97%
IntercontinentalExchange, Inc. *	15,000	545,250
International Securities Exchange, Inc. *	30,500	839,360
		1,384,610
Diversified Telecommunication Services 1.88%
NeuStar, Inc. *	43,200	$1,317,165
Electronic Equipment & Instruments 2.53%
Cognex Corp	23,900	719,151
NovAtel, Inc. *	15,180	419,120
SunPower Corp., Class A *	18,800	639,012
		1,777,283
Energy Equipment & Services 5.90%
Cal Dive International, Inc. *	18,900	678,321
Oil States International, Inc. *	18,600	589,248
Superior Energy Services, Inc. *	16,600	349,430
TETRA Technologies, Inc. *	22,650	691,278
Todco	22,300	848,738
Unit Corp. *	9,200	506,276
W-H Energy Services, Inc. *	14,320	473,706
		4,136,997
Food & Staples Retailing 1.21%
Central European Distribution Corp. *	12,700	509,778
United Natural Foods, Inc. *	12,803	337,999
		847,777
Health Care Equipment & Supplies 8.61%
ArthroCare Corp. *	14,930	629,150
Hologic, Inc. *	32,000	1,213,440
Intuitive Surgical, Inc. *	8,422	987,648
Kyphon, Inc. *	19,900	812,517
Meridian Bioscience, Inc.	27,010	543,981
Palamor Medical Technologies, Inc. *	12,727	445,954
Sybron Dental Specialties, Inc. *	17,930	713,793
Ventana Medical Systems, Inc. *	16,400	694,540
		6,041,023
Health Care Providers & Services 7.57%
LCA-Vision, Inc.	16,800	798,168
PRA International *	18,200	512,330
Psychiatric Solutions, Inc. *	16,840	989,182
Sierra Health Services *	9,200	735,632
Symbion, Inc. *	29,549	679,627
WebMD Health Corp. *	27,900	810,495
Wellcare Health Plans, Inc. *	19,270	787,180
		5,312,614
Hotels, Restaurants & Leisure 1.21%
Scientific Games Corp. *	18,400	501,952
Shuffle Master, Inc. *	13,797	346,857
		848,809
Household Durables 0.75%
iRobot Corp. *	15,800	526,614
Insurance 1.23%
North Pointe Holdings Corp. *‡	23,810	365,960
ProAssurance Corp. *	10,160	494,182
		860,142
Internet & Catalog Retail 3.24%
Coldwater Creek, Inc. *	26,619	812,678
Netflix, Inc. *	23,800	644,028
Stamps.com, Inc. *	35,600	817,376
		2,274,082

See notes to financial statements.

Company	Shares	Market Value
COMMON STOCK - Continued
Internet Software & Services 6.48%
aQuantive, Inc. *	28,189	$711,490
DealerTrack Holdings, Inc. *	16,522	346,632
Digital Insight Corp. *	17,400	557,148
Openwave Systems, Inc. *	34,520	603,064
RealNetworks, Inc. *	66,894	519,097
WebEx Communications, Inc. *	22,700	491,001
Websense, Inc. *	12,200	800,808
WebSideStory, Inc. *	28,320	513,442
		4,542,682
IT Services 2.68%
Euronet Worldwide, Inc. *	15,000	417,000
SRA International, Inc. *	15,130	462,070
TALX Corp.	21,860	999,221
		1,878,291
Media 1.30%
Morningstar, Inc. *	26,400	914,496
Oil & Gas Consumable Fuels 2.22%
Denbury Resources, Inc. *	18,900	430,542
Encore Acquisition Co. *	12,900	413,316
Energy Partners, Ltd. *	5,000	108,950
Foundation Coal Holdings, Inc.	15,800	600,400
		1,553,208
Pharmaceuticals 0.90%
Kos Pharmaceuticals, Inc. *	12,163	629,192
Real Estate 0.70%
Jones Lang LaSalle, Inc.	9,690	487,892
Road & Rail 2.43%
Landstar System, Inc.	27,570	1,150,772
USA Truck, Inc. *	19,100	556,383
		1,707,155
Semiconductors & Semiconductor Equipment 5.57%
Advanced Analogic Technologies, Inc. *	32,800	454,280
ATMI, Inc. *	24,500	685,265
Microsemi Corp. *	21,400	591,924
SiRF Technology Holdings, Inc. *	21,600	643,680
Trident Microsystems, Inc. *	34,512	621,216
Varian Semiconductor Equipment Associates *	20,800	913,744
		3,910,109
Software 7.22%
Blackboard, Inc. *	23,250	$673,785
Concur Technologies, Inc. *	41,900	540,091
FactSet Research Systems, Inc.	24,800	1,020,768
Red Hat, Inc. *	25,436	692,877
Salesforce.com, Inc. *	18,400	589,720
Verint Systems, Inc. *	12,753	439,596
Wind River Systems, Inc. *	34,800	513,996
Witness Systems, Inc. *	30,140	592,854
		5,063,687
Specialty Retail 5.74%
Dress Barn, Inc., The *	15,100	583,011
Guess?, Inc. *	16,800	598,080
Guitar Center, Inc. *	4,400	220,044
Hibbett Sporting Goods, Inc. *	23,617	672,612
Volcom, Inc. *	29,700	1,010,097
Zumiez, Inc. *	21,730	939,171
		4,023,015
Textiles, Apparel & Luxury Goods 0.69%
Under Armour, Inc. *	12,700	486,537
Trading Companies & Distributors 0.88%
Beacon Roofing Supply, Inc. *	21,500	617,695

TOTAL COMMON STOCK (Cost $59,122,256)		68,739,687

TOTAL INVESTMENTS (Cost $59,122,256)	97.99%	68,739,687
OTHER ASSETS, LESS LIABILITIES	2.01	1,410,181

TOTAL NET ASSETS	100.00%	$70,149,868

*  Non-income producing security.

‡  Illiquid Security (See Note H).

See notes to financial statements.

SMALL-CAP VALUE PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER

Dalton, Grenier, Hartman, Maher and Co.

INVESTMENT OBJECTIVE

The Small-Cap Value Portfolio seeks long-term capital appreciation by investing in securities of small-cap companies that the Sub-Adviser believes are under valued.

SMALL-CAP VAULE PORTFOLIO
AND THE RUSSELL 2000® VALUE INDEX*

Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

	Small-Cap Value	Russell 2000® Value Index
1 Year	5.10%	4.71%
Inception	11.51%	13.23%

Inception Date - May 1, 2001. Past performance is not predicative of future performance.

*                 This graph compares an initial $10,000 investment made in the Small-Cap Value Portfolio (the” Portfolio”) at its inception with similar investments in the Russell 2000® Value Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The Russell 2000® Value Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

PERCENT OF INVESTMENTS

TOP TEN INDUSTRIES	% OF NET ASSETS
Media	7.26%
Real Estate	6.77%
Commercial Banks	6.40%
Semiconductors & Semiconductor Equipment	6.23%
Machinery	5.52%
Communications Equipment	5.14%
Health Care Equipment & Supplies	4.50%
Commercial Services & Supplies	3.44%
Electronic Equipment & Instruments	3.35%
Health Care Providers & Services	3.15%

TOP TEN HOLDINGS	% OF NET ASSETS
NCI Building Systems, Inc.	2.47%
Briggs & Stratton Corp.	2.33%
ICON, PLC, ADR	1.98%
UGI Corp.	1.98%
La Quinta Corp.	1.94%
DSP Group, Inc.	1.92%
Charles River Laboratories International, Inc.	1.91%
Micrel, Inc.	1.86%
Steiner Leisure, Ltd., ADR	1.82%
Armor Holdings, Inc.	1.80%

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

The Portfolio invests in stocks of small and medium size companies and may be more volatile than stocks of larger, more stable companies.

JPVF Small-Cap Value Portfolio

DATE	ACCOUNT VALUE
05/01/01	10,000
06/30/01	10,759
09/30/01	9,606
12/31/01	11,137
03/31/02	11,927
06/30/02	11,063
09/30/02	9,265
12/31/02	9,730
03/31/03	9,096
06/30/03	10,518
09/30/03	11,623
12/31/03	13,212
03/31/04	13,925
06/30/04	14,692
09/30/04	14,369
12/31/04	15,825
03/31/05	15,433
06/30/05	15,852
09/30/05	16,481
12/31/05	16,632

Russell 2000 Value Index

Compare to Small-Cap Value

DATE	ACCOUNT VALUE
05/01/01	10,000
06/30/01	10,567
09/30/01	9,158
12/31/01	10,689
03/31/02	11,714
06/30/02	11,465
09/30/02	9,025
12/31/02	9,469
03/31/03	8,988
06/30/03	11,030
09/30/03	11,882
12/31/03	13,827
03/31/04	14,784
06/30/04	14,909
09/30/04	14,932
12/31/04	16,903
03/31/05	16,230
06/30/05	17,054
09/30/05	17,581
12/31/05	17,697

PORTFOLIO COMMENTARY

The fourth quarter returns for the market were up in the low single digits. This ended a year of mid single digit returns for all of the major indices. Not as good as the last several years, but positive nonetheless. We are pleased to inform you that the Small-Cap Value Portfolio outperformed the overall small cap market in the fourth quarter and for all of 2005 as represented by the Russell 2000®. We also outperformed the value benchmark, the Russell 2000® Value, during the quarter and year as well. This outperformance was primarily driven by strong stock selection in the Retail/Apparel (+53%), Healthcare (+10%) and Real Estate (+17%), Basic Material (+7%) sectors. Sectors that underperformed vs. the benchmark for the year include Capital Goods (+11%), Energy (+24%), Technology (-9%) and Insurance (-11%). We continue to maintain our overweight position in technology, as we believe the valuations are attractive and the underlying fundamentals are solid. We remain fully invested, and more or less equally weighted in all other sectors, except utilities and financials where we are underweighted.

Small cap relative valuations have certainly moved up over the last five years. Steve Leuthold, who founded The Leuthold Group, in 1981, as an independent, quantitative and contrarian institutional research firm based in Minneapolis, MN, has compiled an excellent data bank with over 30 years of small cap/large cap relative valuations. Historically, small caps have sold at a 16% normalized price/earnings ratio discount to that of the large caps. They were at generation low valuations at year end 1999 which preceded their six year leadership run. Currently, they are trading at a 9% discount as some of the undervaluation has been exploited. We do not view this narrowing of the discount as particularly alarming. They are nowhere nearly as pricey as they were in mid-1983 which probably marked a generation high in relative valuation. Nor are they as over-valued as they were in 1993 when small cap multiples hit a parity with those of the large caps.

Small cap absolute valuations are not excessive, particularly in the current environment of lower inflation and interest rates. In fact, their current median multiple of 18.4x is only slightly higher than the 16.9x in December 1999, the trough of the small cap/large cap relative price cycle. This level of valuation is reasonable when one contrasts their earnings yield of 6% (the inverse of the P/E) with Baa yields of 6.3%. As a point of reference, Baa yields were almost twice the small cap earnings yield in mid-1983.

We believe equity returns going forward will continue to be largely influenced by corporate profitability. The combination of near-record returns on equity and muted capital spending following the tech bubble binge is driving this surge in free cash flow. Booming profitability is not just confined to the U.S. but is indeed, a global phenomenon. Returns on equity are well above average throughout the world.

All of this free cash flow generation is leaving corporations flush with cash. U.S. corporate liquid assets are now 4.6% of total assets, a level last reached in the mid 1960’s. And from the recession low in the third quarter of 2001, total corporate assets have grown an impressive 17% against only 3% for total liabilities, leaving balance sheets as healthy as they’ve been over the past 40 years. Lots of free cash flow and strong balance sheets give corporate managements many options to create shareholder value. They can boost growth-enhancing capital spending, raise dividends, repurchase shares or make accretive acquisitions. And we’ve seen a significant pickup in activity in all four of these options.

Third quarter capital spending increased an impressive 22% over year ago levels as managements’ animal spirits have begun to re-emerge from their four year hibernation. Despite this surge in capex over the past year-and-a-half, spending is still below its 2000 peak and just back to fourth quarter 2001 levels. Managements are also looking to grow via acquisitions. We have recently seen a flurry of M&A activity and our guess is that it will remain at a very high level throughout 2006 as companies attempt to counteract slowing profit growth. All the free cash flow generation and liquid balance sheets are allowing companies to finance the majority of their deals with cash. Private equity firms have emerged as significant buyers as well. So far in 2005, there has been $54 billion of announced acquisitions by PE firms, more than triple the total for all of last year. Clearly, the relatively attractive public market valuations are the primary driver behind this surge in activity. However, low interest rates, willing lenders and plenty of unused partnership capital are key factors as well. As such, we believe the recent pickup in takeover activity within your Portfolio bodes well for a continuation in 2006.

Managements have embraced dividends as a necessary shareholder reward once again since the change in their tax treatment. Moreover, there’s plenty of room for increasing payout ratios. The above average returns on equity in the face of only modest organic growth opportunities is what’s powering all the above referenced free cash flow generation. Consequently, there is plenty of room for companies to boost dividend payments and/or repurchase shares. And managements are not only getting this message from shareholders but are actually embracing it (sometimes reluctantly) and taking action.

As usual, as we look into 2006, there are a variety of factors to consider when looking at potential returns. First, is the Federal Reserve finishing tightening? The market is assuming only 1 or 2 more increases. Second, will the US economy continue to grow GDP at 3% to 4%? Business conditions appear to be favorable as most companies reported solid earnings for the third quarter and economic numbers since have been more or less positive. However, a portion of the yield curve has inverted which has signaled a slowdown in the past. Third, will the US consumer finally stop spending given higher interest rates and the impact of higher energy prices on winter heating bills? Finally, will the impact of higher energy prices be felt in the global economy? From a historical valuation perspective, the market is not expensive based on a forward P/E ratio of 16X for the S&P 500. Historically, the market has rallied at the end of tightening cycles. Fortunately, we do not have to attempt to figure all of the above out, as we do not make top down investment predictions/investments here at DGHM. We continue to build your Portfolio through bottom’s up investing, one stock at a time.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS

as of December 31, 2005

Company	Shares	Market Value
COMMON STOCK 98.21%
Aerospace & Defense 1.80%
Armor Holdings, Inc. *	21,600	$921,240
Auto Components 0.83%
Bandag, Inc.	7,900	337,093
Bandag, Inc., Class A	2,500	90,125
		427,218
Biotechnology 1.91%
Charles River Laboratories International, Inc. *	23,100	978,747
Building Products 3.07%
NCI Building Systems, Inc. *	29,800	1,265,904
Simpson Manufacturing Company, Inc.	8,500	308,975
		1,574,879
Capital Markets 1.77%
Waddell & Reed Financial, Inc., Class A	43,300	908,001
Chemicals 2.22%
Arch Chemicals, Inc.	23,000	687,700
H.B. Fuller Co.	14,100	452,187
		1,139,887
Commercial Banks 6.40%
Chemical Financial Corp.	19,630	623,449
Chittenden Corp.	18,575	516,571
Cullen/Frost Bankers, Inc.	10,300	552,904
First Charter Corp.	11,100	262,626
Hudson United Bancorp	15,500	646,040
UMB Financial Corp.	600	38,346
Westamerica Bancorporation	12,100	642,147
		3,282,083
Commercial Services & Supplies 3.44%
Banta Corp.	13,700	682,260
Herman Miller, Inc.	24,200	682,198
Learning Tree International, Inc. *	31,192	400,193
		1,764,651
Communications Equipment 5.14%
Dycom Industries, Inc. *	24,500	539,000
Inter-Tel, Inc.	32,300	632,111
Plantronics, Inc.	21,600	611,280
SafeNet, Inc. *	26,400	850,608
		2,632,999
Construction Materials 2.06%
Eagle Materials, Inc., Class B	4,700	553,519
Eagle Materials, Inc.	4,100	501,676
		1,055,195
Diversified Consumer Services 1.82%
Steiner Leisure, Ltd., ADR *	26,200	931,672
Electric Utilities 1.89%
El Paso Electric Co. *	23,500	494,440
MGE Energy, Inc.	14,000	474,740
		969,180
Electrical Equipment 2.31%
Acuity Brands, Inc.	21,400	680,520
AMETEK, Inc.	11,800	501,972
		1,182,492
Electronic Equipment & Instruments 3.35%
Benchmark Electronics, Inc. *	24,900	$837,387
Electro Scientific Industries, Inc. *	36,500	881,475
		1,718,862
Energy Equipment & Services 1.85%
Superior Energy Services, Inc. *	31,700	667,285
Universal Compression Holdings, Inc. *	6,800	279,616
		946,901
Food Products 2.04%
Fresh Del Monte Produce, Inc.	20,300	462,231
Lance, Inc.	31,200	581,256
		1,043,487
Gas Utilities 1.98%
UGI Corp.	49,300	1,015,580
Health Care Equipment & Supplies 4.50%
Arrow International, Inc.	18,034	522,806
Merit Medical Systems, Inc. *	22,200	269,508
Orthofix International, NV *	18,470	736,768
Sybron Dental Specialties, Inc. *	19,600	780,276
		2,309,358
Health Care Providers & Services 3.15%
ICON, PLC, ADR *	24,700	1,016,158
Option Care, Inc.	44,950	600,532
		1,616,690
Hotels, Restaurants & Leisure 2.18%
La Quinta Corp. *	89,200	993,688
Ryan’s Restaurant Group, Inc. *	10,500	126,630
		1,120,318
Independant Power Producers & Traders 1.09%
Black Hills Corp.	16,100	557,221
Insurance 2.19%
Hanover Insurance Group, Inc., The	13,200	551,364
Infinity Property & Casualty Corp.	13,300	494,893
IPC Holdings, Ltd.	2,800	76,664
		1,122,921
IT Services 1.44%
eFunds Corp. *	31,500	738,360
Machinery 5.52%
Briggs & Stratton Corp.	30,800	1,194,732
CLARCOR, Inc.	18,200	540,722
Lincoln Electric Holdings, Inc.	15,100	598,866
Wabtec, Inc.	18,500	497,650
		2,831,970
Media 7.26%
ADVO, Inc.	28,800	811,584
Arbitron, Inc.	19,700	748,206
Carmike Cinemas, Inc.	23,000	583,280
Journal Communications, Inc.	55,800	778,410
World Wrestling Entertainment, Inc.	54,400	798,592
		3,720,072

See notes to financial statements.

Company	Shares	Market Value
COMMON STOCK - Continued
Oil & Gas Consumable Fuels 3.01%
Berry Petroleum Co.	10,800	$617,760
Brigham Exploration Co. *	48,900	579,954
Gasco Energy, Inc. *	53,200	347,396
		1,545,110
Paper & Forest Products 2.51%
Glatfelter	55,300	784,707
Wausau-Mosinee Paper Corp.	42,500	503,625
		1,288,332
Real Estate 6.77%
Cresent Real Estate Equities Co., REIT	41,100	814,602
Post Properties, Inc., REIT	21,800	870,910
Sun Communities, Inc., REIT	19,500	612,300
Tanger Factory Outlet Centers, Inc., REIT	20,400	586,296
Trammell Crow Co. *	22,900	587,385
		3,471,493
Road & Rail 1.38%
Florida East Coast Industries, Inc.	16,700	707,579
Semiconductors & Semiconductor Equipment 6.23%
Advanced Energy Industries, Inc. *	56,900	673,127
AMIS Holdings, Inc. *	54,400	579,360
DSP Group, Inc. *	39,300	984,858
Micrel, Inc. *	82,300	954,680
		3,192,025
Specialty Retail 2.72%
Dress Barn, Inc., The *	17,700	$683,397
Payless ShoeSource, Inc. *	28,300	710,330
		1,393,727
Textiles, Apparel & Luxury Goods 2.78%
Oxford Industries, Inc.	13,000	711,100
Warnaco Group, Inc., The *	26,800	716,096
		1,427,196
Thrifts & Mortgage Finance 1.60%
Brookline Bancorp, Inc.	29,000	410,930
Provident Financial Services, Inc.	22,200	410,922
		821,852

TOTAL COMMON STOCK
(Cost $41,597,108)		50,357,298

TOTAL INVESTMENTS
(Cost $41,597,108)	98.21%	50,357,298
OTHER ASSETS, LESS LIABILITIES	1.79	918,841

TOTAL NET ASSETS	100.00%	$51,276,139

* Non-income producing security.

ADR - American Depositary Receipt

PLC - Public Limited Company

REIT - Real Estate Investment Trust

See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER

Marisco Capital Management, LLC (Since 05/01/03)

James G. Gendelman

INVESTMENT OBJECTIVE

The International Equity Portfolio’s investment objective is long-term capital appreciation. The Portfolio will be “non-diversified” as defined in the Investment Company Act of 1940.

INTERNATIONAL EQUITY PORTFOLIO
AND THE MSCI EAFE® INDEX*

Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

	International Equity	MSCI EAFE® Index
1 Year	19.46%	13.54%
5 Year	1.78%	4.55%
Inception	3.76%	5.66%

Inception Date - January 1, 1998. Past performance is not predictive of future performance.

*                 This graph compares an initial $10,000 investment made in the International Equity Portfolio (the “Portfolio”) at its inception with a similar investment in the MSCI EAFE® Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The MSCI EAFE® Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

PERCENT OF INVESTMENTS

TOP TEN COUNTRIES	% OF NET ASSETS
Japan	23.24%
United Kingdom	10.01%
Switzerland	9.98%
Mexico	9.70%
Canada	8.62%
France	8.43%
Germany	6.29%
Sweden	4.02%
South Korea	3.00%
Hong Kong	2.52%

TOP TEN HOLDINGS	% OF NET ASSETS
Roche Holding, AG	4.46%
Vinci, SA	4.27%
Cemex, SA de CV, ADR	4.20%
Telefonaktiebolaget LM Ericsson, ADR	4.02%
Continental, AG	3.53%
America Movil, SA de CV, Series L, ADR	3.48%
Enterprise Inns, PLC	3.36%
UBS, AG	3.24%
Veolia Environnement	3.17%
Talisman Energy, Inc.	3.03%

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

Foreign securities are subject to higher risks than domestic issues including currency fluctuations, political instability and differences in accounting methods.

JPVF International Equity Portfolio

DATE	ACCOUNT VALUE
01/01/98	10,000
03/31/98	11,535
06/30/98	11,604
09/30/98	10,103
12/31/98	12,166
03/31/99	12,704
06/30/99	13,091
09/30/99	13,560
12/31/99	16,124
03/31/00	16,383
06/30/00	15,112
09/30/00	13,839
12/31/00	12,304
03/31/01	10,403
06/30/01	10,612
09/30/01	8,296
12/31/01	9,477
03/31/02	9,361
06/30/02	8,881
09/30/02	7,041
12/31/02	7,317
03/31/03	6,437
06/30/03	7,664
09/30/03	8,187
12/31/03	9,613
03/31/04	10,396
06/30/04	10,105
09/30/04	9,927
12/31/04	11,249
03/31/05	10,939
06/30/05	10,876
09/30/05	12,247
12/31/05	13,437

MSCI EAFE

Compare to International Equity

DATE	ACCOUNT VALUE
01/01/98	10,000
03/31/98	11,430
06/30/98	11,510
09/30/98	9,835
12/31/98	11,823
03/31/99	11,945
06/30/99	12,206
09/30/99	12,698
12/31/99	14,810
03/31/00	14,752
06/30/00	14,125
09/30/00	12,946
12/31/00	12,558
03/31/01	10,796
06/30/01	10,615
09/30/01	9,129
12/31/01	9,765
03/31/02	9,815
06/30/02	9,607
09/30/02	7,711
12/31/02	8,209
03/31/03	7,535
06/30/03	8,987
09/30/03	9,717
12/31/03	11,377
03/31/04	11,871
06/30/04	11,897
09/30/04	11,864
12/31/04	13,681
03/31/05	13,658
06/30/05	13,520
09/30/05	14,923
12/31/05	15,532

PORTFOLIO COMMENTARY

Market Environment

International equities ended the year with solid gains, extending a period in which returns have been robust and well in excess of US equity market performance. Equity markets in “developed” countries, as measured by the performance of the MSCI EAFE® Index, posted a total annual return of approximately 13.54%. Japan continued its resurgence, rising by 25%. So-called “emerging” market performance, overall, was even stronger; the MSCI Emerging Markets Index had a total return of 34%.

From an economic sector perspective, equity market strength was widespread in 2005. Nine of ten sectors (GICS classifications) in the EAFE® Index had a positive return, led by Materials (+28%), Industrials (+25%), Energy (+19%), and Consumer Discretionary (+11%). Telecommunications Services (-12%) was the “weak link” performance-wise.

At an industry level, gains were similarly widespread with no GICS industry group in negative territory for the year. Every group had a gain and many were quite significant in nature. The “story” in 2005 was Capital Goods, which surged by 30%. Another solid-performing industry group was Diversified Financials, which gained 24%. There were several other notably strong-performing industries, including Software and Services (+21%), Real Estate (+18%), Automobiles and Components (+17%), Transportation (+17%), and Insurance (+16%).

Portfolio Performance

The International Equity Portfolio outperformed its primary benchmark index, the Morgan Stanley Capital International EAFE® Index, for the twelve-month period ended December 31, 2005. The Portfolio had a total return of 19.46%, while the benchmark index had a total return of 13.54% for the period.

Performance Contributors

Several factors contributed positively to the Portfolio’s performance results. Stock selection in the Retailing industry had a positive impact on performance. In particular, Japanese electronics retailer Yamada Denki (+193%) emerged as the largest individual contributor to performance for the period. A select holding in the Telecommunications Services sector (Latin America’s leading mobile phone company America Movil +72%) had a positive impact on performance for the annual period. The positive effect was amplified by the Portfolio’s underweighted posture in this area of investment, as Telecommunications Services was the weakest-performing sector for the benchmark index with a -12% absolute return.

Stock selection was also responsible for the positive effect Financials sector investments had on the Portfolio’s performance results. Positions in Japanese real estate companies Leopalace 21 (+101%) and Sumitomo Realty and Development (+60%), and Singapore-based real estate developer CapitaLand (+63%) were among the top contributors to the Portfolio’s performance on an individual stock level for the period. Finally, price appreciation in Energy company Talisman Energy (+97%) and Mexican materials company Cemex (+69%) contributed to the Portfolio’s performance results for the reporting period.

Another important factor underlying the Portfolio’s performance was currency-related. The Portfolio had several US dollar-based holdings and in countries whose home currency tends to track to the US dollar. Those positions benefited to a degree from a pronounced strengthening of the US dollar during the period (particularly as compared to the Japanese Yen and Euro), which was a material positive contributor to the Portfolio’s performance results.

Performance Detractors

There were a few factors that had a negative impact on performance results. Stock selection and an underweighted posture in the Software and Services industry proved to be a detractor to performance. Price declines in Trend Micro (-42% prior to being sold) emerged as the largest individual detractor to the Portfolio’s performance. The negative effect of these investments was exacerbated by the Portfolio maintaining an underweighted posture in the Software and Services industry, as it was one of the strongest performing industries for the benchmark index. In addition, the Portfolio’s Media holdings detracted from performance. Positions Thomson (-27% prior to being sold), EMI Group (-22% prior to being sold), JC Decaux (-20%) and News Corp. (-11% prior to being sold) were among the Portfolio’s largest performance detractors.

As of December 31, 2005, the Portfolio was invested primarily in Consumer Discretionary (+23%), Financials (+19%), Information Technology (+15%) and Consumer Staples (+10%). The Portfolio’s most significant holdings, as of December 31, 2005, were in Japan, United Kingdom, Switzerland, France, Mexico and Canada. Country allocations, in general, are a residual of the Portfolio’s “bottom-up” stock selection process.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS

as of December 31, 2005

Company	Shares	Market Value
COMMON STOCK 97.73%
Australia 1.47%
CSL, Ltd.	23,968	$747,242
Austria 1.53%
Erste Bank der oestereichischen Sparkassen, AG	14,034	778,839
Brazil 1.35%
Petroleo Brasilieiro, SA, ADR	9,628	686,188
Canada 8.62%
Canadian National Railway Co.	16,355	1,308,236
Shoppers Drug Mart Corp.	40,609	1,528,834
Talisman Energy, Inc.	29,138	1,536,467
		4,373,537
France 8.43%
JC Decaux, SA *	21,689	503,979
Veolia Environnement	35,629	1,607,045
Vinci, SA	25,306	2,168,531
		4,279,555
Germany 6.29%
Continental, AG	20,310	1,794,314
Hypo Real Estate Holding, AG	21,243	1,100,988
Metro, AG	6,193	297,962
		3,193,264
Hong Kong 2.52%
CNOOC, Ltd., ADR	7,147	485,782
Shangri-La Asia, Ltd.	474,369	792,287
		1,278,069
India 2.22%
ICICI Bank, Ltd., ADR	21,209	610,819
Reliance Industries, Ltd., GDR, Series 144A #	13,122	518,728
		1,129,547
Ireland 1.00%
Anglo Irish Bank Corporation, PLC	33,585	508,251
Japan 23.24%
Advantest Corp.	6,400	644,717
Credit Saison Company, Ltd.	19,000	948,149
Fanuc, Ltd.	5,659	479,934
Keyence Corp.	1,900	540,075
Leopalace21 Corp.	26,235	951,333
Misawa Homes Holdings, Inc. *	6,000	331,950
Mitsubishi Tokyo Financial Group, Inc.	37	501,567
Murata Manufacturing Company, Ltd.	17,200	1,101,686
Nippon Electric Glass Company, Ltd.	49,000	1,069,008
Sega Sammy Holdings, Inc.	30,089	1,006,961
Sumitomo Mitsui Financial Group, Inc.	50	529,526
Sumitomo Realty & Development Company, Ltd.	43,000	934,466
Seiyu, Ltd., The *	225,000	640,515
Toyota Motor Corp.	24,400	1,265,170
Yamada Denki Company, Ltd.	6,800	850,360
		11,795,417
Mexico 9.70%
America Movil, SA de CV, Series L, ADR	60,384	$1,766,836
Cemex, SA de CV, ADR	35,937	2,132,142
Grupo Televisa, SA, ADR	12,768	1,027,824
		4,926,802
Norway 0.98%
Stolt Offshore, SA *	42,829	496,519
Singapore 1.36%
Capitaland, Ltd.	333,000	688,910
South Korea 3.00%
Hyundai Motor Co.	7,610	732,505
Samsung Electronics Company, Ltd.	1,210	788,831
		1,521,336
Sweden 4.02%
Telefonaktiebolaget LM Ericsson, ADR	59,347	2,041,537
Switzerland 9.98%
Lonza Group, AG	18,945	1,155,674
Roche Holding, AG	15,137	2,265,956
UBS, AG	17,343	1,646,138
		5,067,768
Taiwan 1.12%
Taiwan Semiconductor Manufacturing
Company, Ltd., ADR	57,291	567,754
United Kingdom 10.01%
ARM Holdings, PLC	243,873	506,586
Carphone Warehouse Group, PLC, The	131,949	627,466
Diageo, PLC	49,783	720,037
Enterprise Inns, PLC	105,947	1,706,065
Reckitt Benckiser, PLC	46,150	1,521,167
		5,081,321
United States 0.89%
Wynn Resorts, Ltd. *	8,199	449,715

TOTAL COMMON STOCK
(Cost $41,073,763)		49,611,571

TOTAL INVESTMENTS
(Cost $41,073,763)	97.73%	49,611,571
OTHER ASSETS, LESS LIABILITIES	2.27	1,150,010

TOTAL NET ASSETS	100.00%	$50,761,581

*   Non-income producing security.

#   Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers (See Note H).

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

PLC - Public Limited Company

See notes to financial statements.

[This page intentionally left blank]

WORLD GROWTH STOCK PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER

Templeton Investment Counsel, LLC

Peter A. Nori, CFA, Executive Vice President

INVESTMENT OBJECTIVE

The investment objective of the World Growth Stock Portfolio is long-term capital growth, which it seeks to achieve through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Portfolio may also be invested in debt obligations of companies and governments of any nation. Any income realized will be incidental.

WORLD GROWTH STOCK PORTFOLIO
AND THE MSCI WORLD INDEXSM *

Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

	World Growth Stock	MSCI World IndexSM
1 Year	8.88%	9.49%
5 Year	6.18%	2.18%
10 Year	9.33%	7.04%
Inception	10.31%	10.88%

Inception Date - August 1, 1985. Past performance is not predictive of future performance.

*                 This graph compares an initial $10,000 investment made in the World Growth Stock Portfolio (the “Portfolio”) at its inception with a similar investment in the MSCI World IndexSM. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The MSCI World IndexSM is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

PERCENT OF INVESTMENTS

TOP TEN COUNTRIES	% OF NET ASSETS
United Kingdom	18.16%
United States	18.12%
Japan	10.78%
France	6.04%
Germany	5.90%
Netherlands	5.50%
Spain	4.82%
South Korea	4.61%
Switzerland	3.50%
Finland	3.23%

TOP TEN HOLDINGS	% OF NET ASSETS
Samsung Electronics Company, Ltd.	1.98%
E.On, AG	1.58%
GlaxoSmithKline, PLC	1.56%
ENI, SpA	1.49%
BAE Systems, PLC	1.47%
ING Groep, NV	1.47%
Nordea, AB	1.45%
Repsol, SA	1.43%
Sanofi-Aventis	1.43%
Rolls-Royce Group, PLC	1.41%

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

Foreign securities are subject to higher risks than domestic issues including currency fluctuations, political instability and differences in accounting methods.

JPVF World Growth Stock Portfolio

DATE	ACCOUNT VALUE
08/01/85	10,000
09/30/85	9,112
12/31/85	10,526
03/31/86	12,932
06/30/86	12,715
09/30/86	12,765
12/31/86	13,449
03/31/87	14,918
06/30/87	14,999
09/30/87	16,167
12/31/87	12,408
03/31/88	13,855
06/30/88	14,352
09/30/88	14,141
12/31/88	14,034
03/31/89	15,373
06/30/89	15,862
09/30/89	18,247
12/31/89	18,041
03/31/90	17,244
06/30/90	18,671
09/30/90	15,554
12/31/90	16,176
03/31/91	17,797
06/30/91	17,325
09/30/91	18,848
12/31/91	19,812
03/31/92	19,777
06/30/92	20,910
09/30/92	20,281
12/31/92	21,015
03/31/93	22,440
06/30/93	23,314
09/30/93	25,138
12/31/93	28,104
03/31/94	27,156
06/30/94	26,728
09/30/94	28,551
12/31/94	27,248
03/31/95	27,603
06/30/95	29,865
09/30/95	31,357
12/31/95	31,703
03/31/96	33,105
06/30/96	34,373
09/30/96	34,737
12/31/96	37,795
03/31/97	38,862
06/30/97	43,136
09/30/97	47,062
12/31/97	43,588
03/31/98	48,979
06/30/98	47,104
09/30/98	39,514
12/31/98	44,831
03/31/99	44,840
06/30/99	50,285
09/30/99	49,060
12/31/99	54,181
03/31/00	56,309
06/30/00	56,459
09/30/00	54,294
12/31/00	55,013
03/31/01	51,138
06/30/01	53,480
09/30/01	46,314
12/31/01	51,482
03/31/02	51,853
06/30/02	49,774
09/30/02	40,624
12/31/02	42,900
03/31/03	39,625
06/30/03	46,759
09/30/03	49,545
12/31/03	57,524
03/31/04	59,317
06/30/04	59,969
09/30/04	59,950
12/31/04	68,201
03/31/05	68,059
06/30/05	67,549
09/30/05	72,356
12/31/05	74,259

MSCI WORLD INDEX

Compare to World Growth Stock Portfolio

DATE	ACCOUNT VALUE
08/01/85	10,000
09/30/85	10,137
12/31/85	11,822
03/31/86	14,371
06/30/86	15,328
09/30/86	16,146
12/31/86	16,882
03/31/87	20,707
06/30/87	21,951
09/30/87	23,311
12/31/87	19,712
03/31/88	22,022
06/30/88	21,836
09/30/88	21,928
12/31/88	24,433
03/31/89	25,008
06/30/89	24,689
09/30/89	27,584
12/31/89	28,634
03/31/90	24,562
06/30/90	26,580
09/30/90	21,760
12/31/90	23,904
03/31/91	26,288
06/30/91	25,434
09/30/91	27,260
12/31/91	28,439
03/31/92	26,152
06/30/92	26,660
09/30/92	27,143
12/31/92	27,114
03/31/93	29,479
06/30/93	31,306
09/30/93	32,814
12/31/93	33,384
03/31/94	33,628
06/30/94	34,678
09/30/94	35,464
12/31/94	35,248
03/31/95	36,944
06/30/95	38,568
09/30/95	40,772
12/31/95	42,762
03/31/96	44,543
06/30/96	45,880
09/30/96	46,568
12/31/96	48,757
03/31/97	48,935
06/30/97	56,368
09/30/97	58,029
12/31/97	56,656
03/31/98	64,769
06/30/98	66,084
09/30/98	58,160
12/31/98	70,223
03/31/99	72,518
06/30/99	75,767
09/30/99	74,433
12/31/99	86,767
03/31/00	87,442
06/30/00	84,131
09/30/00	79,705
12/31/00	74,576
03/31/01	64,807
06/30/01	66,246
09/30/01	56,726
12/31/01	61,599
03/31/02	61,808
06/30/02	56,165
09/30/02	45,842
12/31/02	49,344
03/31/03	46,848
06/30/03	54,830
09/30/03	57,484
12/31/03	65,681
03/31/04	67,402
06/30/04	67,989
09/30/04	67,309
12/31/04	75,352
03/31/05	74,523
06/30/05	74,836
09/30/05	80,060
12/31/05	82,510

PORTFOLIO COMMENTARY

The global economy overcame fears of derailment generated by higher energy costs and advanced at a solid clip during 2005. Excluding the volatile energy and food sectors, inflation remained relatively subdued worldwide. Despite short-term interest rate hikes in the U.S. and euro zone, interest rate levels remained fairly accommodative for economic growth.

Strong demand for oil sustained high fuel prices during most of the year, while prices for other commodities such as industrial metals were also high. This contributed to economic growth in countries that are tied to mining and industrial commodities, such as Australia and Canada, and some Asian and Latin American emerging markets.

In this environment, global equity markets performed strongly, particularly outside the U.S. In terms of sectors, energy and materials led equity market performance, and telecommunications services and consumer-related sectors lagged.

During the 12 months under review, the World Growth Stock Portfolio’s performance was driven by several factors. Despite underweighted allocations to the financials and information technology sectors relative to the MSCI World IndexSM, several of these sector’s stocks were among the Portfolio’s best performers during the year, such as Kookmin Bank, Aon, AXA, Nomura Holdings, Ace, Samsung Electronics, Maxtor and Cadence Design Systems. An overweighted allocation to the industrials sector in addition to strong stock selection also boosted Portfolio performance. Top industrials sector contributors included Rolls Royce Group, BAE Systems and East Japan Railway. Although the energy sector delivered positive absolute returns, our underweighting dragged on the Portfolio’s relative performance.

The Portfolio had several detractors from performance. Our overweighting in the telecommunication services sector relative to the Portfolio’s benchmark dragged on performance. Although the Portfolio’s holdings in this sector performed well compared with the MSCI World IndexSM’s telecommunication services holdings, they underperformed the index overall. Specific telecommunication services sector holdings that detracted from Portfolio performance included Vodafone Group, Telefonica, Portugal Telecom and Chunghwa Telecom. The Portfolio suffered from overweighted allocation to the consumer discretionary sector. Among the Portfolio’s consumer discretionary holdings that detracted from performance were several media company stocks, including British Sky Broadcasting, DIRECTV Group and News Corporation. Several of the Portfolio’s Japanese investments also negatively impacted performance, such as the Portfolio’s holdings in Nintendo, Mabuchi Motor Group and Hitachi.

At Templeton, our investment focus has always centered on individual companies and longer-term returns. We are confident that regardless of the macroeconomic climate we might encounter, we should continue to find “bargain” investment opportunities. This has been our experience for more than 60 years.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS

as of December 31, 2005

Company	Shares	Market Value
COMMON STOCK 97.56%
Bermuda 1.90%
Ace, Ltd.	23,980	$1,281,491
XL Capital, Ltd.	18,540	1,249,225
		2,530,716
Canada 1.82%
Alcan, Inc.	24,120	986,108
BCE, Inc.	59,880	1,428,570
		2,414,678
Finland 3.23%
KCI Konecranes Oyj	27,310	1,340,696
Stora Enso Oyj, Class R	113,090	1,526,008
UPM-Kymmene Oyj	72,910	1,424,144
		4,290,848
France 6.04%
Accor, SA	21,770	1,193,010
Axa	38,470	1,236,957
France Telecom, SA, ADR	50,430	1,252,681
Sanofi-Aventis	21,766	1,899,840
Suez, SA	34,850	1,081,098
Total, SA	5,500	1,376,622
		8,040,208
Germany 5.90%
BASF, AG	17,700	1,351,405
Bayerische Motoren Werke (BMW), AG	28,700	1,252,536
Deutsche Post, AG	70,300	1,701,529
E.On, AG	20,430	2,107,582
Siemens, AG, ADR	16,840	1,441,336
		7,854,388
Hong Kong 2.51%
Cheung Kong (Holdings), Ltd.	73,000	748,962
Hutchison Whampoa, Ltd.	160,800	1,531,557
Swire Pacific, Ltd.	118,500	1,063,712
		3,344,231
Israel 0.40%
Check Point Software Technologies, Ltd. *	26,740	537,474
Italy 2.69%
Unicredito Italiano, SpA	232,699	1,597,438
ENI, SpA	71,900	1,987,045
		3,584,483
Japan 10.78%
East Japan Railway Co.	170	1,168,093
Fuji Photo Film Company, Ltd.	40,800	1,348,132
Hitachi, Ltd.	188,000	1,266,288
KDDI Corp.	200	1,152,249
Konica Minolta Holdings, Inc.	67,500	686,838
Mabuchi Motor Company, Ltd.	15,700	871,262
NEC Corp.	94,000	584,563
Nintendo Company, Ltd.	11,200	1,352,199
Nippon Telegraph & Telephone Corp.	344	1,562,183
Nomura Holdings, Inc.	86,000	1,646,700
Sony Corp.	31,300	1,278,200
Takeda Pharmaceutical Company, Ltd.	26,400	1,427,027
		14,343,734
Mexico 1.18%
Telefonos de Mexico, SA de CV, ADR	63,520	1,567,674
Netherlands 5.50%
Akzo Nobel, NV	26,270	$1,213,105
ING Groep, NV	56,540	1,954,025
Koninklijke (Royal) Philips Electronics, NV	57,280	1,773,531
Reed Elsevier, NV	94,800	1,319,462
Wolters Kluwer, NV, CVA	52,470	1,057,074
		7,317,197
Norway 1.11%
Telenor, ASA	151,060	1,477,962
Portugal 0.73%
Portugal Telecom, SGPS, SA	96,940	977,633
Singapore 1.16%
DBS Group Holdings, Ltd.	67,337	668,186
Venture Corporation, Ltd.	105,000	871,422
		1,539,608
South Korea 4.61%
Kookmin Bank	20,650	1,562,769
KT Corp., ADR	51,580	1,111,549
Samsung Electronics Company, Ltd.	4,047	2,638,347
SK Telecom Company, Ltd., ADR	40,600	823,774
		6,136,439
Spain 4.82%
Banco Santander Central Hispano, SA	137,800	1,786,077
Iberdrola, SA	49,700	1,353,589
Repsol, SA	65,539	1,907,109
Telefonica, SA	90,896	1,362,690
		6,409,465
Sweden 2.53%
Nordea, AB	186,400	1,932,249
Securitas, AB, Class B	86,240	1,430,362
		3,362,611
Switzerland 3.50%
Nestle, SA	4,880	1,455,114
Swiss Re	20,100	1,467,086
UBS, AG	18,210	1,728,430
		4,650,630
Taiwan 0.87%
Chunghwa Telecom Company, Ltd., ADR	32,000	587,200
Compal Electronics, Inc., GDR, Series 144A #	126,900	571,849
		1,159,049
United Kingdom 18.16%
Amvescap, PLC	67,650	513,327
BAE Systems, PLC	298,760	1,957,968
Boots Group, PLC	108,000	1,121,717
BP Amoco, PLC, ADR	11,700	751,374
British Sky Broadcasting Group, PLC	147,600	1,258,084
Cadbury Schweppes, PLC	138,710	1,308,518
Compass Group, PLC	344,900	1,305,587
GlaxoSmithKline, PLC	82,100	2,070,470
HSBC Holdings, PLC	68,000	1,091,880
Pearson, PLC	61,270	723,144
Rentokil Initial, PLC	324,500	910,828
Rolls-Royce Group, PLC	255,000	1,871,459
Royal Dutch Shell, PLC, Class B	45,140	1,439,830

See notes to financial statements.

Company	Shares	Market Value
COMMON STOCK - Continued
United Kingdom - Continued
Royal Bank of Scotland Group, PLC	44,730	$1,347,659
Shire, PLC	82,920	1,059,098
Smiths Group, PLC	84,420	1,515,937
Standard Chartered, PLC	39,150	870,373
Unilever, PLC	153,520	1,519,387
Vodafone Group, PLC, ADR	71,020	1,524,799
		24,161,439
United States 18.12%
Abbott Laboratories	26,700	1,052,781
American International Group, Inc.	21,110	1,440,335
Aon Corp.	36,300	1,304,985
Avaya, Inc. *	101,360	1,081,511
Bank of America Corp.	27,200	1,255,280
BMC Software, Inc. *	64,210	1,315,663
Boston Scientific Corp. *	50,930	1,247,276
Bristol-Myers Squibb Co.	61,770	1,419,475
Cadence Design Systems, Inc. *	56,630	958,180
DirecTV Group, Inc., The *	113,500	1,602,620
Dow Chemical Co., The	23,460	1,028,017
Electronic Data Systems Corp.	22,260	535,130
H&R Block, Inc.	51,600	1,266,780
Maxtor Corp. *	143,000	992,420
Millipore Corp. *	14,100	931,164
Morgan Stanley	10,420	591,231
News Corporation, Inc., Class A	116,910	1,817,951
Pfizer, Inc.	63,060	1,470,559
Target Corp.	29,960	1,646,901
Tenet Healthcare Corp. *	82,800	634,248
Time Warner, Inc.	30,000	523,200
		24,115,707

TOTAL COMMON STOCK
(Cost $104,262,574)		129,816,174

PREFERRED STOCK 0.48%
Brazil 0.48%
Companhia Vale do Rio Doce, (CVRD), ADR	17,380	$630,025

TOTAL PREFERRED STOCK
(Cost $139,330)		630,025

TOTAL INVESTMENTS
(Cost $104,401,904)	98.04%	130,446,199
OTHER ASSETS, LESS LIABILITIES	1.96	2,614,255

TOTAL NET ASSETS	100.00%	$133,060,454

*   Non-income producing security.

#   Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers (See Note H).

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

PLC - Public Limited Company

See notes to financial statements.

HIGH YIELD BOND PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER

Massachusetts Financial Services Company

John F. Addeo, CFA, Vice President

Scott B. Richards, CFA, Vice President

INVESTMENT OBJECTIVE

The High Yield Bond Portfolio seeks a high level of current income. The Portfolio will seek to achieve its objective by investing primarily in corporate obligations with emphasis on higher-yielding, higher risk, lower-rated or unrated securities.

HIGH YIELD BOND PORTFOLIO
AND THE LEHMAN BROS. HIGH YIELD BOND INDEX*

Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

	High Yield Bond	Lehman Bros. High Yield Bond Index
1 Year	1.75%	2.74%
5 Year	6.97%	8.85%
Inception	3.95%	5.20%

Inception Date - January 1, 1998. Past performance is not predictive of future performance.

*                 This graph compares an initial $10,000 investment made in the High Yield Bond Portfolio (the “Portfolio”) at its inception with a similar investment in the Lehman Brothers High Yield Bond Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The Lehman Brothers High Yield Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

PERCENT OF INVESTMENTS

PORTFOLIO QUALITY†	% OF NET ASSETS
A	0.48%
Baa	5.02%
Ba	32.71%
B	36.65%
Caa	11.45%
Ca	0.51%
Not Rated	5.20%

Dollar Weighted Average Maturity (Years)	7.6

TOP TEN HOLDINGS†	% OF NET ASSETS
Nextel Communications, Inc., 5.950%, due 03/15/14	1.43%
General Motors Acceptance Corp., 6.750%, due 12/01/14	1.20%
HCA, Inc., 7.875%, due 02/01/11	1.04%
TXU Corp., 5.550%, due 11/15/14	0.85%
HCA, Inc., 6.375%, due 01/15/15	0.81%
Charter Communications Holdings, LLC, 11.000%, due 10/01/15	0.81%
Dex Media, Inc., Zero Coupon, Step-up, due 11/15/13	0.75%
Starwood Hotels & Resorts Worldwide, Inc., 7.875%, due 05/01/12	0.74%
El Paso Corp., 7.000%, due 05/15/11	0.73%
Xerox Corp., 7.625%, due 06/15/13	0.73%

†      Short-term investments excluded

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

This Portfolio carries a higher degree of risk than other bond portfolios because it invests in lower grade issues.

JPVF High Yield Bond Portfolio

DATE	ACCOUNT VALUE
01/01/98	10,000
03/31/98	10,289
06/30/98	10,387
09/30/98	9,640
12/31/98	10,089
03/31/99	10,537
06/30/99	10,470
09/30/99	10,338
12/31/99	10,572
03/31/00	10,524
06/30/00	10,529
09/30/00	10,392
12/31/00	9,735
03/31/01	10,294
06/30/01	10,033
09/30/01	9,439
12/31/01	10,069
03/31/02	10,144
06/30/02	9,951
09/30/02	9,827
12/31/02	10,283
03/31/03	10,716
06/30/03	11,401
09/30/03	11,665
12/31/03	12,290
03/31/04	12,456
06/30/04	12,378
09/30/04	12,889
12/31/04	13,403
03/31/05	13,170
06/30/05	13,432
09/30/05	13,556
12/31/05	13,637

Lehman Bros. High Yield

Compare to High Yield Bond

DATE	ACCOUNT VALUE
01/01/98	10,000
03/31/98	10,336
06/30/98	10,450
09/30/98	9,975
12/31/98	10,187
03/31/99	10,375
06/30/99	10,410
09/30/99	10,263
12/31/99	10,430
03/31/00	10,186
06/30/00	10,303
09/30/00	10,362
12/31/00	9,819
03/31/01	10,443
06/30/01	10,204
09/30/01	9,772
12/31/01	10,337
03/31/02	10,511
06/30/02	9,837
09/30/02	9,549
12/31/02	10,193
03/31/03	10,968
06/30/03	12,077
09/30/03	12,412
12/31/03	13,145
03/31/04	13,453
06/30/04	13,324
09/30/04	13,970
12/31/04	14,608
03/31/05	14,373
06/30/05	14,770
09/30/05	14,907
12/31/05	15,008

PORTFOLIO COMMENTARY

Summary of Results

For the twelve months ended December 31, 2005, the High Yield Bond Portfolio had a total return of 1.75%. In comparison, the Portfolio’s benchmark, the Lehman Brothers High Yield Bond Index, had a total return of 2.74%.

Contributors to performance

Our overweighted positions in the debt of commodity chemical companies contributed to the Portfolio’s relative returns as that sector outperformed the overall index. Attractive supply-demand dynamics, which boosted earnings and cash flows, enabled these companies to decrease leverage. Our position in chemical company Rhodia was among the Portfolio’s top contributing securities.

Several individual holdings that performed well during the period, including television broadcaster Paxson Communications, wireline operator Qwest, and oil and gas company Kerr-McGee, also helped relative results.

Detractors from performance

Several of our holdings in the more speculative “CCC”-rated sectors of the high yield market held back the Portfolio’s relative performance during the period (bonds rated BBB or higher are considered investment grade; bonds rated BB or lower are considered non-investment grade.)

Holdings that detracted from relative performance included cable TV operator Charter Communications, auto parts manufacturer Delphi, packaging manufacturer Huntsman Packaging, Integrated Electrical Services, a leading consolidator in the electrical contracting and maintenance industry, and independent power producer Calpine. Our position in brokerage company Refco also hurt relative returns as the value of the company’s debt declined with the discovery of its involvement in fraudulent business practices.

Bond market environment

The U.S. economy was firmly in mid-cycle as we entered 2005, with corporate earnings rising but at a slower pace than in 2004. Consumer wages and business spending on big items were also rising, with gross domestic product (GDP) growth at about 3.5%.

A steady increase in oil prices throughout the period resulted in an acceleration of inflation. The moderate growth and inflation combined to give the U.S. Federal Reserve Board an opening to continue raising interest rates. The Fed, which began steadily raising interest rates on June 30, 2004, continued to boost interest rates at a measured pace throughout the 12-month period. By period-end on December 31, 2005, the federal funds target rate had climbed to 4.25%.

At the beginning of the period, economic data began to suggest that the economy might be slowing. At about the same time, concerns surrounding corporate credit quality rose after the debt of General Motors and Ford Motor Company, two of the largest issuers of high-grade bonds, was downgraded to “junk” status by Standard & Poor’s. In this environment, investors don’t seem to be differentiating among risky assets and less risky assets.

By mid-summer, the pace of economic growth appeared to accelerate and seemed to confirm that the earlier slowdown was temporary and not the beginning of a broad-based cyclical slowdown. Retail sales were stronger despite the rise in oil prices, and manufacturing picked up. This brighter economic outlook, combined with China’s revaluation of the yuan - an event that sparked concern that the Chinese government would slow its purchase of Treasuries - caused interest rates to spike higher.

In August yields declined again as confidence toward the economy once more appeared to fall. Concerns about growth were further exacerbated when Hurricane Katrina ripped through the Gulf Coast of the United States. The subsequent closure and destruction of refineries and oil platforms pushed oil prices to a record $70.85 per barrel. These events caused economists to lower their forecasts for growth and to raise concerns about the potential for accelerating inflation. It soon became clear, however, that the impact of higher energy prices and Hurricane Katrina was not having a broad-based impact on growth. As a result, investors once again pushed bond yields higher as the markets focused on solid growth coupled with persistently high energy costs.

Yields on U.S. Treasuries moved modestly higher during October, partly on the announcement that Ben Bernanke would succeed Alan Greenspan as Fed chairman. The rising yields reflected the market’s general uncertainty regarding Mr. Bernanke’s appointment and concerns that he might not be as tough inflation-fighter as Mr. Greenspan. Given this backdrop, the market priced in more interest rate hikes, believing that the Fed would continue to raise the target rate into early 2006 because of the potential increase in inflation and inflationary expectations.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS

as of December 31, 2005

Company	Shares	Market Value
COMMON STOCK 0.94%
Auto Components 0.33%
Magna International, Inc.	1,000	$71,980
Containers & Packaging 0.00%
Corp Durango, SA de CV, Series B *	2,298	992
Diversified Telecommunication Services 0.09%
Telewest Global, Inc. *	833	19,842
Media 0.23%
NTL, Inc. *	723	49,222
Pharmaceuticals 0.21%
Merck & Company, Inc.	1,400	44,534
Wireless Telecommunication Services 0.08%
Vodafone Group, PLC, ADR	854	18,335

TOTAL COMMON STOCK
(Cost $186,529)		204,905

PREFERRED STOCK 0.10%
Diversified Telecommunication Services 0.00%
PTV, Inc., 10.000%, due 01/10/23	1	2
Media 0.09%
Paxson Communications Corp., 14.250%, due 11/15/06	2	19,975
Real Estate 0.01%
HRPT Properties Trust, Series B	25	648

TOTAL PREFERRED STOCK
(Cost $16,884)		20,625

CONVERTIBLE PREFERRED STOCK 0.29%
Automobiles 0.29%
General Motors Corp., Series B, 5.250%, due 03/06/32	4,271	63,638

TOTAL CONVERTIBLE PREFERRED STOCK
(Cost $76,481)		63,638

RIGHTS AND WARRANTS 0.01%
Biotechnology 0.00%
Thermadyne Holdings Corp., Series B, Warrants, exp. 06/23/06 *	101	5
Containers & Packaging 0.00%
Pliant Corp., Series 144A, Warrants, exp. 06/01/10 *#‡	20	0
Diversified Telecommunication Services 0.00%
Jazztel, PLC, Series 144A, Warrants, exp. 04/01/09 *#†	40	150
Media 0.01%
XM Satellite Radio, Inc., Warrants, exp. 03/15/10 *	35	1,575

TOTAL RIGHTS AND WARRANTS
(Cost $5)		1,730

CORPORATE BONDS 83.13%
Aerospace & Defense 1.14%
Argo-Tech Corp., 9.250%, due 06/01/11	$65,000	$66,625
L-3 Communications Corp., 6.125%, due 01/15/14	70,000	69,300
L-3 Communications Corp., 5.875%, due 01/15/15	50,000	48,500
Transdigm, Inc., 8.375%, due 07/15/11	60,000	63,150
		247,575
Asset-Backed Securities 0.52%
Continental Airlines, Inc., Series 974B, 6.900%, due 01/02/17	17,273	14,987
Continental Airlines, Inc., Series 981B, 6.748%, due 03/15/17	18,537	16,243
Continental Airlines, Inc., Series 991B, 6.795%, due 08/02/18	34,881	30,311
Continental Airlines, Inc., Series 99-2, 7.566%, due 03/15/20	56,616	50,476
		112,017
Auto Components 1.80%
Cooper Standard Automotive, Inc., 8.375%, due 12/15/14	75,000	57,000
Delphi Automotive Systems Corp., 6.500%, due 08/15/13 §	25,000	12,563
Goodyear Tire & Rubber Co., Series 144A, 9.000%, due 07/01/15 #	110,000	108,350
Lear Corp., Series B, 8.110%, due 05/15/09	60,000	55,842
Lear Corp., Series B, 5.750%, due 08/01/14	50,000	40,595
Metaldyne Corp., 10.000%, Step-up, due 11/01/13	35,000	31,675
TRW Automotive, Inc., 11.000%, due 02/15/13	27,000	30,308
TRW Automotive, Inc., 9.375%, due 02/15/13	50,000	54,125
		390,458
Automobiles 0.19%
General Motors Corp., 8.375%, due 07/15/33	61,000	40,260
Biotechnology 0.33%
Select Medical Corp., 7.625%, due 02/01/15	75,000	72,188
Building Products 0.42%
Nortek Holdings, Inc., Zero Coupon, Step-up, due 03/01/14	78,000	48,750
Nortek, Inc., 8.500%, due 09/01/14	45,000	43,425
		92,175
Chemicals 4.86%
ARCO Chemical Co., 9.800%, due 02/01/20	50,000	56,125
BCP Crystal U.S. Holdings Corp., 9.625%, due 06/15/14	40,000	44,500
Crystal U.S. Holdings 3, LLC, Series A, Zero Coupon, Step-up, due 10/01/14	20,000	14,700
Crystal U.S. Holdings 3, LLC, Series B, Zero Coupon, Step-up, due 10/01/14	110,000	80,025
Equistar Chemicals, LP, 10.625%, due 05/01/11	40,000	44,000
Hercules, Inc., 6.750%, due 10/15/29	65,000	62,563
Huntsman International, LLC, 10.125%, due 07/01/09	66,000	68,145
Huntsman International, LLC, Series 144A, 7.375%, due 01/01/15 #	115,000	110,975
IMC Global, Inc., 10.875%, due 08/01/13	35,000	40,206
Johnsondiversey, Inc., Series B, 9.625%, due 05/15/12	85,000	85,425
Johnsondiversey Holdings, Inc., Zero Coupon, Step-up, due 05/15/13	160,000	127,200
KI Holdings, Inc., Zero Coupon, Step-up, due 11/15/14	93,000	60,915

See notes to financial statements.

Company	Principal Value	Market Value
CORPORATE BONDS - Continued
Chemicals - Continued
Lyondell Chemical Co., 9.500%, due 12/15/08	$23,000	$24,093
Lyondell Chemical Co., 11.125%, due 07/15/12	65,000	72,719
Nalco Co., 7.750%, due 11/15/11	25,000	25,688
Nalco Co., 8.875%, due 11/15/13	45,000	47,138
Resolution Performance Products, LLC, 13.500%, due 11/15/10	45,000	47,588
Rockwood Specialties, Inc., 10.625%, due 05/15/11	40,000	43,850
		1,055,855
Commercial Services & Supplies 1.26%
Acco Brands Corp., 7.625%, due 08/15/15	15,000	14,138
Allied Waste North America, Inc., 6.500%, due 11/15/10	120,000	118,800
Buhrmann US, Inc., 7.875%, due 03/01/15	65,000	63,456
Da-Lite Screen Company, Inc., 9.500%, due 05/15/11	50,000	52,500
Geo Group, Inc., The, 8.250%, due 07/15/13	25,000	24,438
		273,332
Communications Equipment 0.43%
Lucent Technologies, Inc., 5.500%, due 11/15/08	45,000	44,325
Lucent Technologies, Inc., 6.450%, due 03/15/29	30,000	25,725
Northern Telecom Capital, 7.875%, due 06/15/26	25,000	24,188
		94,238
Construction & Engineering 0.30%
Goodman Global Holding Company, Inc., Series 144A, 7.875%, due 12/15/08 #	70,000	65,100
Construction Materials 0.17%
Texas Industries, Inc., Series 144A, 7.250%, due 07/15/13 #	35,000	36,313
Consumer Finance 3.41%
Ford Motor Credit Co., 4.950%, due 01/15/08	60,000	53,760
Ford Motor Credit Co., 6.625%, due 06/16/08	93,000	84,356
Ford Motor Credit Co., 5.625%, due 10/01/08	60,000	52,647
Ford Motor Credit Co., 5.800%, due 01/12/09	45,000	39,255
Ford Motor Credit Co., 8.625%, due 11/01/10	65,000	59,279
Ford Motor Credit Co., 7.000%, due 10/01/13	74,000	63,230
General Motors Acceptance Corp., 6.125%, due 01/22/08	75,000	69,750
General Motors Acceptance Corp., 5.850%, due 01/14/09	65,000	58,151
General Motors Acceptance Corp., 6.750%, due 12/01/14	290,000	260,890
		741,318
Containers & Packaging 2.45%
Crown Americas, Inc., Series 144A, 7.750%, due 11/15/15 #	110,000	113,850
Graphic Packaging International Corp., 8.500%, due 08/15/11	10,000	10,025
Graphic Packaging International Corp., 9.500%, due 08/15/13	95,000	90,725
Greif Bros. Corp., 8.875%, due 08/01/12	65,000	69,225
Owens-Brockway Glass Containers, Inc., 8.875%, due 02/15/09	$15,000	$15,656
Owens-Brockway Glass Containers, Inc., 8.250%, due 05/15/13	105,000	108,413
Owens-Illinois, Inc., 7.800%, due 05/15/18	24,000	23,880
Plastipak Holdings, Inc., Series 144A, 8.500%, due 12/15/15 #‡	20,000	20,200
Pliant Corp., 11.625%, due 06/15/09 §	9,003	9,543
Pliant Corp., 11.125%, due 09/01/09 §	25,000	22,250
Smurfit-Stone Container Corp., 8.250%, due 10/01/12	50,000	48,000
		531,767
Diversified Consumer Services 0.47%
Knowledge Learning Corporation, Inc., Series 144A, 7.750%, due 02/01/15 #‡	40,000	38,000
Service Corporation International, Series 144A, 7.500%, due 06/15/17 #	65,000	64,513
		102,513
Diversified Telecommunication Services 5.02%
AT&T Corp., 9.050%, Step-up, due 11/15/11	55,000	60,875
AT&T Corp., 8.000%, Step-up, due 11/15/31	35,000	43,964
Cincinnati Bell, Inc., 8.375%, due 01/15/14	50,000	49,188
Citizens Communications Co., 9.250%, due 05/15/11	90,000	99,225
Citizens Communications Co., 6.250%, due 01/15/13	55,000	53,213
Citizens Communications Co., 9.000%, due 08/15/31	20,000	20,250
GCI, Inc., 7.250%, due 02/15/14	45,000	44,550
Hawaiian Telcom Communications, Inc., Series 144A, 9.750%, due 05/01/13 #	45,000	43,988
Hawaiian Telcom Communications, Inc., Series 144A, 12.500%, due 05/01/15 #	10,000	9,350
MCI, Inc., 6.908%, due 05/01/07	51,000	51,383
MCI, Inc., 7.688%, due 05/01/09	51,000	52,658
PanAmSat Holding Corp., 10.375%, Step-up, due 11/01/14	155,000	108,500
Qwest Capital Funding, Inc., 7.250%, due 02/15/11	80,000	81,000
Qwest Corp., 7.875%, due 09/01/11	80,000	86,200
Qwest Corp., 8.875%, due 03/15/12	110,000	124,025
Time Warner Telecom Holdings, Inc., 9.250%, due 02/15/14	85,000	89,675
Wind Acquisition Finance, SA, Series 144A, 10.750%, due 12/01/15 #	15,000	15,488
Zeus Special Subsidiary, Ltd., Series 144A, Zero Coupon, Step-up, due 02/01/15 #	85,000	55,888
		1,089,420
Electric Utilities 2.00%
FirstEnergy Corp., Series B, 6.450%, due 11/15/11	40,000	42,400
Midwest Generation, LLC, 8.750%, due 05/01/34	115,000	126,644
Mission Energy Holding Co., 13.500%, due 07/15/08	60,000	69,600
Nevada Power Co., 6.500%, due 04/15/12	15,000	15,375
Nevada Power Co., 5.875%, due 01/15/15	40,000	39,693
Reliant Energy, Inc., 9.250%, due 07/15/10	70,000	70,000
Reliant Energy, Inc., 6.750%, due 12/15/14	15,000	13,088
Sierra Pacific Power Co., 6.250%, due 04/15/12	30,000	30,450
Sierra Pacific Resources, 8.625%, due 03/15/14	25,000	27,050
		434,300

See notes to financial statements.

Company	Principal Value	Market Value
CORPORATE BONDS - Continued
Electrical Equipment 0.32%
Texas Genco, LLC, Series 144A, 6.875%, due 12/15/14 #	$65,000	$70,363
Energy Equipment & Services 0.64%
GulfMark Offshore, Inc., 7.750%, due 07/15/14	65,000	67,600
Hanover Compressor Co., 9.000%, due 06/01/14	65,000	70,850
		138,450
Food & Staples Retailing 0.83%
Couche-Tard Financing Corp., 7.500%, due 12/15/13	110,000	113,300
Rite Aid Corp., 8.125%, due 05/01/10	65,000	66,138
		179,438
Food Products 1.25%
B&G Foods Holdings Corp., 8.000%, due 10/01/11	45,000	45,900
Dean Foods Co., 6.625%, due 05/15/09	65,000	66,219
Michael Foods, Inc., 8.000%, due 11/15/13	85,000	87,125
Smithfield Foods, Inc., 7.000%, due 08/01/11	70,000	71,400
		270,644
Gas Utilities 0.19%
Transcontinental Gas Pipe Line Corp., Series B, 7.000%, due 08/15/11	40,000	41,750
Health Care Equipment & Supplies 0.84%
CDRV Investors, Inc., Zero Coupon, Step-up, due 01/01/15	135,000	82,688
Fisher Scientific International, Inc., 6.750%, due 08/15/14	15,000	15,638
Fisher Scientific International, Inc., Series 144A, 6.125%, due 07/01/15 #	85,000	85,000
		183,326
Health Care Providers & Services 5.11%
AmerisourceBergen Corp., Series 144A, 5.875%, due 09/15/05 #	65,000	65,569
DaVita, Inc., 6.625%, due 03/15/13	40,000	40,700
DaVita, Inc., 7.250%, due 03/15/15	75,000	75,938
Extendicare Health Services, Inc., 6.875%, due 05/01/14	70,000	68,425
HCA, Inc., 7.875%, due 02/01/11	210,000	225,783
HCA, Inc., 6.375%, due 01/15/15	175,000	176,896
HealthSouth Corp., 7.625%, due 06/01/12	60,000	60,900
LifeCare Holdings, Inc., Series 144A, 9.250%, due 08/15/13 #	60,000	47,400
Omnicare, Inc., 6.875%, due 12/15/15	20,000	20,300
Psychiatric Solutions, Inc., 7.750%, due 07/15/15	25,000	25,813
Tenet Healthcare Corp., 9.875%, due 07/01/14	90,000	91,125
Tenet Healthcare Corp., Series 144A, 9.250%, due 02/01/15 #	40,000	39,700
Triad Hospitals, Inc., 7.000%, due 11/15/13	110,000	110,275
U.S. Oncology, Inc., 10.750%, due 08/15/14	55,000	61,050
		1,109,874
Hotels, Restaurants & Leisure 6.90%
Aztar Corp., 7.875%, due 06/15/14	100,000	104,750
Boyd Gaming Corp., 6.750%, due 04/15/14	95,000	94,288
Carrols Corp., 9.000%, due 01/15/13	65,000	63,213
Greektown Holdings, Series 144A, 10.750%, due 12/01/13 #‡	40,000	39,700
GTECH Holdings Corp., 5.250%, due 12/01/14	75,000	65,055
Majestic Star Casino, LLC, 9.500%, due 10/15/10	25,000	26,313
Majestic Star Casino, LLC, Series 144A, 9.750%, due 01/15/11 #‡	20,000	20,150
Mandalay Resort Group, 9.375%, due 02/15/10	$60,000	$65,700
MGM Mirage, 8.500%, due 09/15/10	85,000	92,119
MGM Mirage, 8.375%, due 02/01/11	140,000	149,800
MGM Mirage, 5.875%, due 02/27/14	30,000	28,650
Park Place Entertainment Corp., 8.875%, due 09/15/08	25,000	27,031
Park Place Entertainment Corp., 8.125%, due 05/15/11	105,000	115,894
Penn National Gaming, Inc., 6.750%, due 03/01/15	15,000	14,738
Pinnacle Entertainment, Inc., 8.250%, due 03/15/12	60,000	62,025
Royal Caribbean Cruises, Ltd., 6.875%, due 12/01/13	135,000	142,984
Six Flags, Inc., 9.750%, due 04/15/13	75,000	73,594
Starwood Hotels & Resorts Worldwide, Inc., 7.875%, due 05/01/12	145,000	159,863
Station Casinos, Inc., 6.500%, due 02/01/14	65,000	65,650
Station Casinos, Inc., 6.875%, due 03/01/16	5,000	5,113
Wynn Las Vegas, LLC, 6.625%, due 12/01/14	85,000	82,663
		1,499,293
Household Durables 1.73%
Beazer Homes USA, Inc., 6.875%, due 07/15/15	70,000	67,113
D.R. Horton, Inc., 8.000%, due 02/01/09	85,000	90,588
Interface, Inc., 10.375%, due 02/01/10	55,000	59,538
Technical Olympic USA, Inc., 9.000%, due 07/01/10	20,000	20,225
Technical Olympic USA, Inc., 7.500%, due 03/15/11	10,000	8,913
Technical Olympic USA, Inc., 7.500%, due 01/15/15	45,000	37,800
WCI Communities, Inc., 7.875%, due 10/01/13	60,000	56,550
WCI Communities, Inc., 6.625%, due 03/15/15	40,000	34,800
		375,527
Household Products 0.32%
Church & Dwight Company, Inc., 6.000%, due 12/15/12	70,000	68,950
Independant Power Producers & Traders 3.15%
AES Corp., Series 144A, 8.750%, due 05/15/13 #	110,000	119,763
AES Corp., Series 144A, 9.000%, due 05/15/15 #	30,000	32,850
Allegheny Energy Supply Company, LLC, Series 144A, 8.250%, due 04/15/12 #	100,000	112,750
Dynegy Holdings, Inc., Series 144A, 9.875%, due 07/15/10 #	35,000	38,369
Dynegy Holdings, Inc., Series 144A, 10.125%, due 07/15/13 #	55,000	62,150
Mirant North America, LLC, Series 144A, 7.375%, due 12/31/13 #‡	55,000	55,619
NRG Energy, Inc., 8.000%, due 12/15/13	69,000	76,935
TXU Corp., 5.550%, due 11/15/14	195,000	185,218
		683,654
Insurance 0.77%
Marsh & McLennan Companies, Inc., 5.750%, due 09/15/15	37,000	37,297
Unumprovident Corp., 7.625%, due 03/01/11	60,000	64,710
Unumprovident Corp., Series 144A, 6.850%, due 11/15/15 #	62,000	64,581
		166,588
IT Services 0.65%
Iron Mountain, Inc., 8.625%, due 04/01/13	35,000	36,488
Iron Mountain, Inc., 7.750%, due 01/15/15	45,000	45,338
SunGard Data Systems, Inc., Series 144A, 10.250%, due 08/15/15 #	60,000	60,000
		141,826

See notes to financial statements.

Company	Principal Value	Market Value
CORPORATE BONDS - Continued
Machinery 3.42%
AMSTED Industries, Inc., Series 144A, 10.250%, due 10/15/11 #‡	$75,000	$80,250
Case Corp., 7.250%, due 01/15/16	50,000	46,625
Case New Holland, Inc., 9.250%, due 08/01/11	80,000	85,600
JLG Industries, Inc., 8.250%, due 05/01/08	65,000	68,088
Milacron Escrow Corp., 11.500%, due 05/15/11	95,000	81,225
Navistar International Corp., 7.500%, due 06/15/11	105,000	100,013
Terex Corp., Series B, 10.375%, due 04/01/11	70,000	74,200
Terex Corp., 9.250%, due 07/15/11	25,000	26,688
Terex Corp., 7.375%, due 01/15/14	60,000	59,400
Valmont Industries, Inc., 6.875%, due 05/01/14	60,000	60,450
Westinghouse Air Brake Technologies Corp., 6.875%, due 07/31/13	60,000	60,600
		743,139
Media 9.33%
Albritton Communications, Inc., 7.750%, due 12/15/12	86,000	86,430
AMC Entertainment, Inc., 9.500%, due 02/01/11	49,000	48,204
AMC Entertainment, Inc., 8.625%, due 08/15/12	80,000	83,600
American Media Operations, Inc., 8.875%, due 01/15/11	80,000	68,000
Block Communications, Inc., Series 144A, 8.250%, due 12/15/15 #‡	30,000	29,700
Cablevision Systems - New York Group, 8.000%, due 04/15/12	55,000	51,425
Charter Communications Holdings, LLC, 8.625%, due 04/01/09	97,000	71,780
Charter Communications Holdings, LLC, Series AI, 9.920%, due 04/01/14 #	28,000	15,960
Charter Communications Holdings, LLC, 11.000%, due 10/01/15 #	210,000	176,400
Charter Communications Operating Holdings, LLC, 8.750%, due 11/15/13	30,000	28,575
Charter Communications Operating Holdings, LLC, Series 144A, 8.375%, due 04/30/14 #	30,000	29,850
CSC Holdings, Inc., Series B, 8.125%, due 08/15/09	105,000	106,050
CSC Holdings, Inc., Series 144A, 6.750%, due 04/15/12 #	55,000	51,975
Dex Media East, LLC, 12.125%, due 11/15/12	68,000	79,560
Dex Media, Inc., Zero Coupon, Step-up, due 11/15/13	205,000	162,975
DirecTV Holdings, LLC, 8.375%, due 03/15/13	46,000	49,450
DirecTV Holdings, LLC, 6.375%, due 06/15/15	45,000	43,988
EchoStar DBS Corp., 6.375%, due 10/01/11	150,000	144,375
Frontiervision Holdings, LP, 11.000%, due 10/15/06 §	55,000	73,150
Frontiervision Holdings, LP, Series B, 11.875%, Step-up, due 09/15/07 §	30,000	31,538
Frontiervision Holdings, LP, 11.875%, Step-up, due 09/15/07 §	20,000	21,025
Granite Broadcasting Corp., 9.750%, due 12/01/10	55,000	50,600
Lamar Media Corp., 7.250%, due 01/01/13	45,000	46,688
Lamar Media Corp., 6.625%, due 08/15/15	15,000	15,056
Loews Cineplex Entertainment Corp., 9.000%, due 08/01/14	60,000	60,600
Mediacom, LLC/Mediacom Capital Corp., 9.500%, due 01/15/13	65,000	63,456
Medianews Group, Inc., 6.875%, due 10/01/13	65,000	62,156
Paxson Communications Corp., Series 144A, 10.750%, due 01/15/13 #‡	120,000	115,350
PRIMEDIA, Inc., 8.875%, due 05/15/11	$65,000	$59,963
Sirius Satellite Radio, Inc., Series 144A, 9.625%, due 08/01/13 #	50,000	49,250
WDAC Subsidiary Corp., Series 144A, 8.375%, due 12/01/14 #	50,000	48,438
		2,025,567
Metals & Mining 1.31%
AK Steel Corp., 7.750%, due 06/15/12	70,000	63,175
Century Aluminum Co., 7.500%, due 08/15/14	90,000	88,650
Chaparral Steel Co., 10.000%, due 07/15/13	50,000	53,875
Freeport-McMoRan Copper & Gold, Inc., 6.875%, due 02/01/14	78,000	78,780
		284,480
Mortgage-Backed Securities 2.05%
Asset Securitization Corp., Series 1996-MD6, Series 144A, Class B1, 8.780%, Floating Rate, due 11/13/29 #‡	100,000	91,100
Asset Securitization Corp., Series 1996-MD6, Class A7, 8.290%, Floating Rate, due 11/13/29	100,000	105,852
Commercial Mortgage Acceptance Corp., Series 1998-C2, Series 144A, 5.440%, due 05/15/13 #	140,000	139,835
First Union National Bank Commercial Mortgage Securities, Inc., Series 2000-C2, Series 144A, Class H, 6.750%, due 10/15/32 #	40,000	41,303
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Series 144A, Class G, 7.908%, due 04/15/34 #	41,000	44,611
Morgan Stanley Capital I, Series 144A, 1.542%, Floating Rate, due 04/28/39 #	335,672	21,897
		444,598
Multiline Retail 0.96%
Dollar General Corp., 8.625%, due 06/15/10	75,000	82,313
J.C. Penney Company, Inc., 8.000%, due 03/01/10	55,000	60,239
Neiman Marcus Group, Inc., Series 144A, 9.000%, due 10/15/15 #	65,000	66,463
		209,015
Multi-Utilities & Unregulated Power 1.40%
CMS Energy Corp., 8.500%, due 04/15/11	100,000	108,875
NorthWestern Corp., 5.875%, due 11/01/14	70,000	70,132
PSE&G Energy Holdings, LLC, 8.625%, due 02/15/08	60,000	62,400
TECO Energy, Inc., 7.000%, due 05/01/12	60,000	63,000
		304,407
Office Electronics 0.73%
Xerox Corp., 7.625%, due 06/15/13	150,000	158,250
Oil & Gas Consumable Fuels 8.11%
Amerada Hess Corp., 7.300%, due 08/15/31	60,000	69,437
AmeriGas Partners, LP, 7.250%, due 05/20/15	50,000	51,000
ANR Pipeline, Inc., 9.625%, due 11/01/21	55,000	67,191
Atlas Pipeline Partners, Series 144A, 8.125%, due 12/15/15 #‡	20,000	20,175
Belden & Blake Corp., 8.750%, due 07/15/12	50,000	51,000
Chesapeake Energy Corp., 7.000%, due 08/15/14	82,000	84,870
Chesapeake Energy Corp., 6.375%, due 06/15/15	85,000	85,000
Chesapeake Energy Corp., 6.875%, due 01/15/16	125,000	128,125
Clayton Williams Energy, Inc., 7.750%, due 08/01/13	70,000	67,200

See notes to financial statements.

Company	Principal Value	Market Value
CORPORATE BONDS - Continued
Oil & Gas Consumable Fuels - Continued
Colorado Interstate Gas Co., 5.950%, due 03/15/15	$50,000	$48,294
El Paso Corp., 7.000%, due 05/15/11	160,000	158,800
El Paso Corp., 7.750%, due 06/01/13	130,000	134,875
El Paso Natural Gas Corp., Series A, 7.625%, due 08/01/10	60,000	63,095
Enterprise Products Operating, LP, Series B, 6.375%, due 02/01/13	50,000	52,345
Enterprise Products Operating, LP, 5.600%, due 10/15/14	62,000	61,952
Kerr-McGee Corp., 6.950%, due 07/01/24	70,000	74,248
MarkWest Energy Partners, Series 144A, 6.875%, due 11/01/14 #	40,000	36,800
Massey Energy Co., Series 144A, 6.875%, due 12/15/13 #‡	65,000	65,569
Newfield Exploration Co., 6.625%, due 09/01/14	85,000	86,488
Pacific Energy Partners, LP, Series 144A, 6.250%, 09/15/15 #	25,000	24,625
Peabody Energy Corp., 5.875%, due 04/15/16	90,000	87,638
Plains Exploration & Production Co., 7.125%, due 06/15/14	65,000	67,275
Premcor Refining Group, Inc., 7.500%, due 06/15/15	30,000	31,981
Williams Companies, Inc., The, 7.125%, due 09/01/11	118,000	122,573
Williams Companies, Inc., The, 7.750%, due 06/15/31	20,000	21,100
		1,761,656
Paper & Forest Products 0.41%
Buckeye Technologies, Inc., 8.500%, due 10/01/13	90,000	90,000
Personal Products 0.58%
Playtex Products, 9.375%, due 06/01/11	60,000	62,850
Revlon Consumer Products Corp., 9.500%, due 04/01/11	70,000	63,875
		126,725
Pharmaceuticals 0.36%
Warner Chilcott Corp., Series 144A, 8.750%, due 02/01/15 #	85,000	78,200
Real Estate 0.61%
Host Marriott, LP, 7.125%, due 11/01/13	80,000	83,200
Host Marriott, LP, 6.375%, due 03/15/15	50,000	49,875
		133,075
Road & Rail 0.54%
Hertz Corp., Series 144A, 8.875%, due 01/01/14 #‡	40,000	40,750
Kansas City Southern Railway, 7.500%, due 06/15/09	75,000	77,438
		118,188
Semiconductors & Semiconductor Equipment 0.04%
MagnaChip Semiconductor, SA, 8.000%, due 12/15/14	10,000	9,550
Specialty Retail 0.84%
Finlay Fine Jewelry Corp., 8.375%, due 06/01/12	65,000	58,500
GameStop Holding Corp., Series 144A, 8.000%, due 10/01/12 #	65,000	61,100
Payless ShoeSource, Inc., 8.250%, due 08/01/13	60,000	62,700
		182,300
Textiles, Apparel & Luxury Goods 0.76%
Levi Strauss & Co., 12.250%, due 12/15/12	50,000	55,750
Levi Strauss & Co., 9.750%, due 01/15/15	35,000	36,400
Samsonite Corp., 8.875%, due 06/01/11	70,000	72,450
		164,600
Tobacco 0.52%
Reynolds American, Inc., 7.250%, due 06/01/12	$60,000	$61,200
Reynolds American, Inc., Series 144A, 7.300%, due 07/15/15 #	50,000	51,000
		112,200
Trading Companies & Distributors 0.55%
United Rentals, Inc., 6.500%, due 02/15/12	45,000	43,819
United Rentals, Inc., 7.750%, due 11/15/13	20,000	19,500
Wesco Distribution, Inc., Series 144A, 7.500%, due 10/15/17 #	55,000	55,344
		118,663
Wireless Telecommunication Services 3.14%
Alamosa Delaware, Inc., 12.000%, Step-up, due 07/31/09	70,000	76,563
American Tower Corp., 7.250%, due 12/01/11	40,000	41,600
American Tower Corp., 7.125%, due 10/15/12	45,000	46,350
Centennial Cellular Corp., 10.125%, due 06/15/13	40,000	43,500
Centennial Communications Corp., Series 144A, 10.000%, due 01/01/13 #‡	15,000	15,150
IWO Holding, Inc., 7.349%, Floating Rate, due 01/15/12	10,000	10,375
Nextel Communications, Inc., 5.950%, due 03/15/14	310,000	311,596
Rural Cellular Corp., 9.875%, due 02/01/10	70,000	73,850
U.S. Unwired, Inc., 10.000%, due 06/15/12	55,000	61,875
		680,859

TOTAL CORPORATE BONDS
(Cost $18,082,259)		18,053,984

FOREIGN BONDS 8.89%
Aerospace & Defense 0.42%
Bombardier Recreational Products, Inc., 8.375%, due 12/15/13	50,000	50,062
CHC Helicopter Corp., 7.375%, due 05/01/14	40,000	40,450
		90,512
Chemicals 0.55%
Nova Chemicals Corp., 6.500%, due 01/15/12	50,000	48,437
Rhodia, SA, 8.875%, due 06/01/11	70,000	71,750
		120,187
Commercial Services & Supplies 0.45%
Stena, AB, 9.625%, due 12/01/12	20,000	21,725
Stena, AB, 7.000%, due 12/01/16	83,000	75,945
		97,670
Communications Equipment 0.14%
Nortel Networks Corp., 6.875%, due 09/01/23	35,000	31,325
Containers & Packaging 0.78%
JSG Holding, PLC, Series 144A, 11.500%, due 10/01/15 #†	117,561	123,413
Stone Container Finance, 7.375%, due 07/15/14	50,000	45,500
		168,913

See notes to financial statements.

Company	Principal Value	Market Value
FOREIGN BONDS - Continued
Diversified Financial Services 0.32%
MDP Acquisitions, PLC, 9.625%, due 10/01/12	$70,000	$70,000
Diversified Telecommunication Services 0.55%
Eircom Funding, 8.250%, due 08/15/13	35,000	37,450
Norske Skog Canada, Ltd., Series D, 8.625%, due 06/15/11	55,000	52,525
Norske Skog Canada, Ltd., 7.375%, due 03/01/14	35,000	30,625
		120,600
Electric Utilities 0.38%
Empresa Nacional de Electricidad, SA (Endesa-Chile), 8.350%, due 08/01/13	18,000	20,501
Enersis, SA, 7.375%, due 01/15/14	57,000	61,311
		81,812
Electronic Equipment & Instruments 0.49%
Flextronics International, Ltd., 6.500%, due 05/15/13	105,000	106,706
Food Products 0.17%
United Biscuits Finance, PLC, 10.625%, due 04/15/11	30,000	37,863
Foreign Government 0.46%
Federative Republic of Brazil, 8.875%, due 10/14/19	40,000	44,820
Republic of Panama, 9.375%, due 04/01/29	11,000	13,832
Russia, 12.750%, due 06/24/28	23,000	42,187
		100,839
Health Care Equipment & Supplies 0.61%
Safilo Capital International, SA, Series 144A, 9.625%, due 05/15/13 #	100,000	132,107
Industrial Conglomerates 0.32%
Nell AF, S.a.r.l, Series 144A, 8.375%, due 08/15/15 #	70,000	69,300
Insurance 0.21%
Axis Capital Holding, Ltd., 5.750%, due 12/01/14	45,000	45,010
Media 0.91%
Innova, S de RL de CV, 9.375%, due 09/19/13	40,000	44,400
Lighthouse International Company, SA, Series 144A, 8.000%, due 04/30/14 #	100,000	125,029
Rogers Cable, Inc., 8.750%, due 05/01/32	15,000	17,250
Videotron Ltee, Series 144A, 6.375%, due 12/15/15 #	10,000	9,938
		196,617
Paper & Forest Products 0.52%
Abitibi-Consolidated, Inc., 8.550%, due 08/01/10	$55,000	$55,687
Abitibi-Consolidated, Inc., 7.750%, due 06/15/11	60,000	57,150
		112,837
Road & Rail 0.26%
Grupo Transportacion Ferroviaria Mexicana, SA de CV, 12.500%, due 06/15/12	49,000	55,860
Trading Companies & Distributors 0.33%
Russel Metals, Inc., 6.375%, due 03/01/14	75,000	72,750
Wireless Telecommunication Services 1.02%
Intelsat Bermuda, Ltd., Series 144A, 8.625%, due 01/15/15 #	70,000	70,700
Rogers Wireless Communications, Inc., 6.375%, due 03/01/14	85,000	85,212
Rogers Wireless Communications, Inc., 7.500%, due 03/15/15	60,000	64,800
		220,712

TOTAL FOREIGN BONDS
(Cost $1,941,312)		1,931,620

SHORT-TERM INVESTMENTS 4.00%
Insurance 4.00%
AIG Funding, Inc., 4.000%, due 01/03/06	869,000	868,807

TOTAL SHORT-TERM INVESTMENTS
(Cost $868,807)		868,807

TOTAL INVESTMENTS
(Cost $21,172,277)	97.37%	21,145,309
OTHER ASSETS, LESS LIABILITIES	2.63	572,810

TOTAL NET ASSETS	100.00%	$21,718,119

*   Non-income producing security.

#   Series 144A - Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Series AI - Security was purchased pursuant to Section 4(6) of the Securities Act of 1933 and may be sold in transactions exempt from registration only to “accredited investors” (See Note H).

†    Fair Valued Security (See Note B).

‡    Illiquid Security (See Note H).

§   Security has defaulted on principal and/or interest payments or has filed under bankruptcy laws. Market value at December 31, 2005 of these securities was $170,069.

ADR - American Depositary Receipt

PLC - Public Limited Company

Floating Rate - Coupon rate adjusts periodically. The rate shown is the rate as of December 31, 2005.

Step-up - Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate as of December 31, 2005.

See notes to financial statements.

BALANCED PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

Portfolio Manager

Wellington Management Company, LLP (Since 05/01/04)

Edward P. Bousa, CFA, Senior Vice President and Equity Portfolio Manager

Joseph F. Marvan, CFA, Vice President and Fixed Income Portfolio Manager

Investment objective

The investment objective of the Balanced Portfolio is to seek reasonable current income and long-term capital growth, consistent with conservation of capital, by investing primarily in common stocks and fixed income securities.

BALANCED PORTFOLIO, S&P 500® INDEX

AND THE BALANCED COMPOSITE(1) *

Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

	Balanced	S&P 500® Index	Balanced Composite(1)
1 Year	5.37%	4.91%	5.43%
5 Year	3.37%	0.54%	5.89%
10 Year	8.85%	9.07%	9.60%
Inception	8.58%	10.53%	10.66%

(1)   The Balanced Composite is a 65%/35% blended index of the Russell 1000® Value Index and the Lehman Bros. Aggregate Bond Index.

Inception Date - May 1, 1992. Past performance is not predictive of future performance.

*            This graph compares an initial $10,000 investment made in the Balanced Portfolio (the “Portfolio”) at its inception with a similar investment in the S&P 500® Index and the Balanced Composite(1). For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The S&P 500® Index and the Balanced Composite are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

PERCENT OF INVESTMENTS

TOP TEN INDUSTRIES	% OF NET ASSETS
Mortgage-Backed Securities	14.92%
Oil & Gas Consumable Fuels	10.47%
U.S. Treasury Bills, Bonds, and Notes	6.31%
Pharmaceuticals	5.40%
Insurance	5.16%
Media	4.16%
Commercial Banks	3.28%
Diversified Financial Services	3.26%
Electric Utilities	3.04%
Diversified Telecommunication Services	2.74%

TOP TEN HOLDINGS	% OF NET ASSETS
Exxon Mobil Corp.	2.83%
Citigroup, Inc.	2.06%
General Electric Co.	1.82%
Bank of America Corp.	1.82%
Chevron Corp.	1.82%
Total, SA, ADR	1.61%
U.S. Treasury Note, 3.875%, due 05/15/10	1.58%
Weyerhaeuser Co.	1.49%
E.I. du Pont de Nemours & Co.	1.42%
Freddie Mac, PC Gold, Pool #TBA, 4.500%, due 01/15/21	1.42%

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates. Total returns do not reflect any separate account expenses imposed on the policies which may include a premium tax charge (based on the average of state and municipal premium taxes), account fees, cost of insurance, mortality expenses and surrender charges, as applicable.

JPVF Balanced Portfolio

DATE	ACCOUNT VALUE
05/01/92	10,000
06/30/92	10,081
09/30/92	10,467
12/31/92	10,847
03/31/93	11,379
06/30/93	11,526
09/30/93	11,856
12/31/93	11,852
03/31/94	11,654
06/30/94	11,550
09/30/94	11,698
12/31/94	11,694
03/31/95	12,186
06/30/95	12,848
09/30/95	13,481
12/31/95	14,308
03/31/96	14,377
06/30/96	14,850
09/30/96	15,163
12/31/96	15,819
03/31/97	15,663
06/30/97	17,218
09/30/97	18,243
12/31/97	18,402
03/31/98	19,856
06/30/98	20,162
09/30/98	18,914
12/31/98	21,667
03/31/99	21,830
06/30/99	23,440
09/30/99	22,766
12/31/99	26,490
03/31/00	27,858
06/30/00	26,962
09/30/00	26,853
12/31/00	26,106
03/31/01	24,702
06/30/01	25,326
09/30/01	23,874
12/31/01	24,986
03/31/02	25,195
06/30/02	24,194
09/30/02	22,909
12/31/02	23,397
03/31/03	23,230
06/30/03	24,914
09/30/03	24,997
12/31/03	26,681
03/31/04	27,149
06/30/04	27,079
09/30/04	27,444
12/31/04	29,246
03/31/05	29,040
06/30/05	29,301
09/30/05	30,398
12/31/05	30,817

S&P 500 INDEX

Compare to Balanced

DATE	ACCOUNT VALUE
01/00/00	10,000
01/00/00	9,958
01/00/00	10,272
01/00/00	10,787
01/00/00	11,256
01/00/00	11,310
01/00/00	11,598
01/00/00	11,867
01/00/00	11,420
01/00/00	11,470
01/00/00	12,031
01/00/00	12,028
01/00/00	13,195
01/00/00	14,451
01/00/00	15,596
01/00/00	16,532
01/00/00	17,512
01/00/00	18,399
01/00/00	19,074
01/00/00	20,767
01/00/00	20,860
01/00/00	24,494
01/00/00	26,326
01/00/00	27,079
01/00/00	30,849
01/00/00	31,864
01/00/00	28,701
01/00/00	34,802
01/00/00	36,534
01/00/00	39,105
01/00/00	36,663
01/00/00	42,118
01/00/00	43,084
01/00/00	41,940
01/00/00	41,533
01/00/00	38,284
01/00/00	33,743
01/00/00	35,717
01/00/00	30,474
01/00/00	33,731
01/00/00	33,826
01/00/00	29,293
01/00/00	24,231
01/00/00	26,277
03/31/03	25,449
06/30/03	29,365
09/30/03	30,144
12/31/03	33,815
03/31/04	34,387
06/30/04	34,978
09/30/04	34,324
12/31/04	37,492
03/31/05	36,686
06/30/05	37,188
09/30/05	38,531
12/31/05	39,336

Balanced Composite

Compare to Balanced

DATE	ACCOUNT VALUE
05/01/92	10,000
06/30/92	10,136
09/30/92	10,412
12/31/92	10,815
03/31/93	11,647
06/30/93	11,978
09/30/93	12,471
12/31/93	12,450
03/31/94	12,042
06/30/94	12,050
09/30/94	12,277
12/31/94	12,171
03/31/95	13,137
06/30/95	14,181
09/30/95	15,080
12/31/95	15,958
03/31/96	16,439
06/30/96	16,657
09/30/96	17,085
12/31/96	18,370
03/31/97	18,644
06/30/97	20,654
09/30/97	22,234
12/31/97	23,118
03/31/98	24,993
06/30/98	25,271
09/30/98	23,758
12/31/98	26,310
03/31/99	26,509
06/30/99	28,355
09/30/99	26,593
12/31/99	27,521
03/31/00	27,879
06/30/00	27,201
09/29/00	28,877
12/29/00	29,991
03/30/01	29,151
06/29/01	30,141
09/28/01	28,430
12/31/01	29,803
03/28/02	30,615
06/28/02	29,288
09/30/02	26,080
12/31/02	27,813
03/31/03	27,064
06/30/03	30,305
09/30/03	30,707
12/31/03	33,538
03/31/04	34,510
06/30/04	34,410
09/30/04	35,140
12/31/04	37,867
03/31/05	37,833
06/30/05	38,645
09/30/05	39,531
12/31/05	39,946

PORTFOLIO COMMENTARY

Performance

The Balanced Portfolio returned 5.37% for the twelve-month period ended December 31, 2005. Over this time period, the Portfolio modestly underperformed the Balanced Composite, (a custom benchmark of 65% Russell 1000® Value Index/ 35% Lehman Brothers Aggregate Bond Index), return of 5.43%.

Review

Over the last twelve months, the equity markets posted higher returns despite higher energy prices and escalating tensions in Iraq. During this period, mid cap stocks outperformed larger and smaller cap stocks, as measured using the S&P MidCap 400, S&P 500® and Russell 2000® Indexes. Additionally, value-oriented stocks outperformed growth-oriented stocks, as the Russell 1000® Value Index returned 7.1% versus 5.3% for the Russell 1000® Growth. During this period, the top performing sectors within the broad market, represented by the S&P 500®, were Energy (+31%), Utilities (+17%), Financials (+6%) and Health Care (+6%).

The Federal Reserve maintained its measured pace of rate increases during the year, with the Federal Funds target rate ending at 4.25%, up 200 basis points for the year and 325 basis points since the tightening cycle began. Fed rate hikes resulted in higher US interest rates across the curve in the fourth quarter while the Treasury yield curve flattened. The US bond market, as measured by the Lehman Brothers Aggregate Bond Index, posted a positive total return of 2.43% for the year despite higher rates, but was weak relative to duration-equivalent Treasuries, posting an excess return of -0.31%.

Equity Review

The Portfolio’s out performance relative to the Russell 1000® Value was attributable to a combination of positive stock selection and sector allocation within the Energy, Information Technology, and Industrials sectors. Additionally, the Portfolio’s stock selection in Financials and Consumer Discretionary, was additive to performance.

The top three contributors to performance, on an absolute basis, during the period were Encana (Energy), Burlington Resource (Energy), and Rio Tinto (Materials). Energy stocks continued to benefit from the rise in energy prices. Encana’s stock price is benefiting from persistently high natural gas prices due to supply/demand imbalances. Burlington Resources continued to execute well. Rio Tinto, the international metals producer, continued to benefit from high Chinese demand.

The largest detractors, on an absolute basis, included Verizon Communications, IBM, and Comcast. During the period, Verizon continued to face increasing wireline competition. We held the stock on the belief that the MCI acquisition, which is expected to close in January 2006, and their aggressive deployment of fiber to consumer homes will be additive to their margins. While IBM does have a strong pipeline that should support continued growth in services, the stock was hurt as it reported disappointing results for its March quarter. Comcast continued to decline in price despite decent results. Investors appear to be concerned about increased competition in broadband from the Telecommunication companies.

Fixed Income Review

Relative performance in the fixed income portion of the Portfolio lagged the Lehman Brothers Aggregate Bond Index. We were hurt by the Portfolio’s duration positioning and by our holdings in Ford Motor Company and General Motors, which both came under pressure during the period following a credit ratings downgrade. Sector allocation was positive and we did benefit from an allocation to Treasury Inflation Protected Securities (TIPS), as inflation concerns rose following the Gulf hurricanes.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS

as of December 31, 2005

Company	Shares	Market Value
COMMON STOCK 67.30%
Aerospace & Defense 1.46%
General Dynamics Corp.	5,500	$627,275
United Technologies Corp.	6,600	369,006
		996,281
Airlines 0.49%
Southwest Airlines Co.	20,500	336,815
Auto Components 0.51%
BorgWarner, Inc.	5,700	345,591
Beverages 0.84%
Coca-Cola Co., The	14,200	572,402
Capital Markets 1.72%
Merrill Lynch & Company, Inc.	9,700	656,981
State Street Corp.	9,400	521,136
		1,178,117
Chemicals 1.98%
E.I. du Pont de Nemours & Co.	22,900	973,250
Rohm & Haas Co.	7,800	377,676
		1,350,926
Commercial Banks 2.77%
Bank of America Corp.	27,010	1,246,512
PNC Financial Services Group	5,300	327,699
Synovus Financial Corp.	11,800	318,718
		1,892,929
Commercial Services & Supplies 2.02%
Avery Dennison Corp.	6,200	342,674
Pitney Bowes, Inc.	7,800	329,550
Waste Management, Inc.	23,310	707,459
		1,379,683
Communications Equipment 0.90%
Motorola, Inc.	27,175	613,883
Computers & Peripherals 1.34%
International Business Machines Corp.	11,185	919,407
Consumer Finance 0.64%
MBNA Corp.	16,000	434,400
Diversified Financial Services 2.63%
Citigroup, Inc.	29,086	1,411,544
JPMorgan Chase & Co.	9,672	383,882
		1,795,426
Diversified Telecommunication Services 1.98%
AT&T, Inc.	38,700	947,763
Verizon Communications, Inc.	13,400	403,608
		1,351,371
Electric Utilities 2.99%
Exelon Corp.	17,000	903,380
Pinnacle West Capital Corp.	8,800	363,880
PPL Corp.	12,900	379,260
Progress Energy, Inc.	9,100	399,672
		2,046,192
Energy Equipment & Services 0.63%
Schlumberger, Ltd.	4,400	427,460
Food & Staples Retailing 0.33%
Wal-Mart Stores, Inc.	4,800	224,640
Food Products 0.76%
Hormel Foods Corp.	10,600	346,408
Tyson Foods, Inc.	10,300	176,130
		522,538
Hotels, Restaurants & Leisure 1.17%
Harrah’s Entertainment, Inc.	1,700	$121,193
McDonald’s Corp.	20,100	677,772
		798,965
Household Durables 0.56%
Whirlpool Corp.	4,600	385,296
Household Products 1.86%
Kimberly-Clark Corp.	9,600	572,640
Procter & Gamble Co., The	12,100	700,348
		1,272,988
Industrial Conglomerates 1.82%
General Electric Co.	35,600	1,247,780
Insurance 3.96%
Ace, Ltd.	12,700	678,688
American International Group, Inc.	9,800	668,654
Hartford Financial Services Group, Inc., The	7,600	652,764
Marsh & McLennan Companies, Inc.	8,300	263,608
MBIA, Inc.	5,400	324,864
Swiss Reinsurance Co., ADR	1,600	116,787
		2,705,365
IT Services 0.47%
First Data Corp.	7,400	318,274
Machinery 2.02%
Caterpillar, Inc.	4,100	236,857
Deere & Co.	7,700	524,447
Parker-Hannifin Corp.	9,400	620,024
		1,381,328
Media 2.86%
Comcast Corp. *	20,700	537,372
New York Times Co., The	11,700	309,465
Time Warner, Inc.	32,445	565,841
Viacom, Inc., Class B *	9,000	293,400
Warner Music Group Corp.	12,800	246,656
		1,952,734
Metals & Mining 2.04%
Alcoa, Inc.	26,800	792,476
Rio Tinto, PLC, ADR	3,300	603,207
		1,395,683
Multiline Retail 0.47%
Family Dollar Stores, Inc.	13,100	324,749
Multi-Utilities & Unregulated Power 0.68%
Dominion Resources, Inc.	6,000	463,200
Office Electronics 0.64%
Xerox Corp. *	30,100	440,965
Oil & Gas Consumable Fuels 10.25%
BP Amoco, PLC, ADR	12,960	832,291
Burlington Resources, Inc.	5,000	431,000
Cameco Corp.	6,600	418,374
Chevron Corp.	21,900	1,243,263
ConocoPhillips	6,300	366,534
EnCana Corp.	15,078	680,922
Exxon Mobil Corp.	34,425	1,933,651
Total, SA, ADR	8,700	1,099,680
		7,005,715
Paper & Forest Products 2.11%
International Paper Co.	12,600	423,486
Weyerhaeuser Co.	15,400	1,021,636
		1,445,122

See notes to financial statements.

Company	Shares	Market Value
COMMON STOCK - Continued
Pharmaceuticals 5.33%
Abbott Laboratories	23,500	$926,605
Bristol-Myers Squibb Co.	25,200	579,096
Eli Lilly & Co.	15,900	899,781
Schering-Plough Corp.	34,800	725,580
Wyeth	11,200	515,984
		3,647,046
Road & Rail 2.61%
Canadian National Railway Co.	7,347	587,687
CSX Corp.	11,400	578,778
Union Pacific Corp.	7,700	619,927
		1,786,392
Semiconductors & Semiconductor Equipment 0.13%
Texas Instruments, Inc.	2,875	92,201
Software 1.19%
Microsoft Corp.	31,025	811,304
Specialty Retail 0.34%
Limited Brands	10,400	232,440
Thrifts & Mortgage Finance 0.76%
Freddie Mac	8,000	522,800
Tobacco 1.31%
Altria Group, Inc.	12,000	896,640
Wireless Telecommunication Services 0.73%
Sprint Nextel Corp.	21,300	497,568

TOTAL COMMON STOCK
(Cost $40,363,185)		46,012,616

	Principal Value
CORPORATE BONDS 12.55%
Aerospace & Defense 0.07%
Raytheon Co., 5.375%, due 04/01/13	$50,000	50,683
Asset-Backed Securities 1.64%
Capital Auto Receivables Asset Trust,
Series 2003-1, Class A4A, 3.100%, due 06/15/10	200,000	195,706
Capital One Master Trust, Series 2001-8A,
Class A, 4.600%, due 08/17/09	200,000	199,563
Carmax Auto Owner Trust, Series 2005-1,
Class A4, 4.350%, due 03/15/10	100,000	98,786
Fleet Credit Card Master Trust II, Series 2003-A,
Class A, 2.400%, due 07/15/08	200,000	199,818
Onyx Acceptance Auto Trust, Series 2003-C,
Class A4, 2.660%, due 05/17/10	192,479	189,280
Residential Asset Securities Corp.,
Series 2004-KS3, Class AI2, 2.170%, due 11/25/24	32,225	32,104
USAA Auto Owner Trust, Series 2004-1,
Class A3, 2.060%, due 04/15/08	128,627	127,149
WFS Financial Owner Trust, Series 2004-2,
Class A4, 3.540%, due 11/21/11	80,000	78,627
		1,121,033
Automobiles 0.12%
DaimlerChrysler North America Holding Corp., 8.000%, due 06/15/10	75,000	82,023
Beverages 0.52%
Anheuser-Busch Companies, Inc., 6.000%, due 04/15/11	$64,000	$67,000
Coca-Cola Enterprises, Inc., 5.375%, due 08/15/06	50,000	50,176
Coca-Cola Enterprises, Inc., 6.125%, due 08/15/11	92,000	97,958
Miller Brewing Co., Series 144A, 5.500%, due 08/15/13 #	75,000	76,448
Pepsi Bottling Holdings, Inc., Series 144A, 5.625%, due 02/17/09 #	65,000	66,515
		358,097
Capital Markets 0.64%
Credit Suisse First Boston USA, Inc., 3.875%, due 01/15/09	170,000	165,028
Mellon Funding Corp., 5.000%, due 12/01/14	75,000	74,747
Merrill Lynch & Company, Inc., 6.000%, due 02/17/09	75,000	77,343
Morgan Stanley, 4.750%, due 04/01/14	125,000	119,883
		437,001
Chemicals 0.07%
Monsanto Co., Series 144A, 5.500%, due 08/15/25 #	50,000	48,538
Commercial Banks 0.39%
Bank of America Corp., 4.750%, due 08/15/13	100,000	97,956
BB&T Corp., 4.900%, due 06/30/17	30,000	29,115
U.S. Bancorp, 5.700%, due 12/15/08	60,000	61,394
Wachovia Corp., 5.250%, due 08/01/14	75,000	75,099
		263,564
Computers & Peripherals 0.14%
Hewlett-Packard Co., 3.625%, due 03/15/08	99,000	96,387
Consumer Finance 0.13%
Ford Motor Credit Co., 7.000%, due 10/01/13	45,000	38,451
International Lease Finance Corp., 5.000%, due 04/15/10	50,000	49,732
		88,183
Containers & Packaging 0.08%
Sealed Air Corp., Series 144A, 6.875%, due 07/15/33 #	50,000	51,733
Diversified Financial Services 0.63%
Citigroup, Inc., 5.000%, due 09/15/14	112,000	110,248
Citigroup, Inc., 6.625%, due 06/15/32	121,000	136,729
Citigroup, Inc., 5.850%, due 12/11/34	50,000	52,072
ERAC USA Finance Co., Series 144A, 5.600%, due 05/01/15 #	50,000	49,792
JPMorgan Chase & Co., 6.750%, due 02/01/11	75,000	80,331
		429,172
Diversified Telecommunication Services 0.38%
AT&T Wireless Services, Inc., 7.500%, due 05/01/07	76,000	78,562
BellSouth Corp., 4.750%, due 11/15/12	65,000	63,341
MCI, Inc., 6.908%, due 05/01/07	66,000	66,495
MCI, Inc., 7.735%, due 05/01/14	2,000	2,213
SBC Communications, Inc., 5.100%, due 09/15/14	15,000	14,653
Verizon Maryland, Inc., 5.125%, due 06/15/33	42,000	35,277
		260,541
Electric Utilities 0.05%
American Electric Power Company, Inc., 5.375%, due 03/15/10	33,000	33,266
Energy Equipment & Services 0.07%
Halliburton Co., 5.500%, due 10/15/10	50,000	51,068
Food & Staples Retailing 0.18%
Fred Meyer, Inc., 7.450%, due 03/01/08	43,000	44,805
Wal-Mart Stores, Inc., 6.875%, due 08/10/09	75,000	79,821
		124,626

See notes to financial statements.

Company	Principal Value	Market Value
CORPORATE BONDS - Continued
Food Products 0.21%
Bunge Limited Finance Corp., 5.100%, due 07/15/15	$35,000	$33,863
Kellogg Co., Series B, 7.450%, due 04/01/31	46,000	56,841
Kraft Foods, Inc., 6.250%, due 06/01/12	50,000	52,747
		143,451
Health Care Providers & Services 0.07%
UnitedHealth Group, Inc., 5.200%, due 01/17/07	50,000	49,968
Hotels, Restaurants & Leisure 0.08%
Yum! Brands, Inc., 8.875%, due 04/15/11	50,000	57,246
Household Durables 0.14%
Mohawk Industries, Inc., 7.200%, due 04/15/12	40,000	44,086
Pulte Homes, Inc., 6.250%, due 02/15/13	50,000	50,938
		95,024
Independant Power Producers & Traders 0.19%
Duke Energy Corp., 4.200%, due 10/01/08	75,000	73,352
TXU Energy Co., 7.000%, due 03/15/13	50,000	53,283
		126,635
Insurance 1.20%
Ace INA Holdings, Inc., 5.875%, due 06/15/14	75,000	77,583
Allstate Corp., The, 6.750%, due 05/15/18	50,000	55,318
American International Group, Inc., SunAmerica Global Financing IX, Series 144A, 5.100%, due 01/17/07 #	130,000	130,243
AXA Financial, Inc., 7.000%, due 04/01/28	50,000	58,463
Berkshire Hathaway, Inc., 3.375%, due 10/15/08	95,000	91,535
Everest Reinsurance Holdings, Inc., 5.400%, due 10/15/14	25,000	24,655
Hartford Financial Services Group, Inc., The, 4.750%, due 03/01/14	75,000	73,034
Marsh & McLennan Companies, Inc., 5.375%, due 03/15/07	105,000	105,206
MetLife, Inc., 5.000%, due 06/15/15	50,000	49,040
Prudential Financial, Inc., 4.500%, due 07/15/13	75,000	72,368
St. Paul Travelers Companies, Inc., The, 8.125%, due 04/15/10	75,000	83,285
		820,730
Media 1.00%
Clear Channel Communications, Inc., 4.625%, due 01/15/08	96,000	94,683
Comcast Cable Communications, Inc., 6.750%, due 01/30/11	52,000	55,058
Cox Communications, Inc., 7.125%, due 10/01/12	50,000	53,574
EchoStar DBS Corp., 5.750%, due 10/01/08	173,000	169,540
News America, Inc., 7.625%, due 11/30/28	50,000	56,700
Time Warner, Inc., 7.700%, due 05/01/32	179,000	201,314
Viacom, Inc., 5.625%, due 08/15/12	50,000	49,643
		680,512
Mortgage-Backed Securities 2.94%
Bank of America Mortgage Securities, Series 2005-A,
Class 2A2, 4.480%, Floating Rate, due 02/25/35	146,188	143,207
Bear Stearns Commercial Mortgage Securities, Inc.,
Series 2004-PWR6, Class A6, 4.825%, due 11/11/41	150,000	146,376
Bear Stearns Commercial Mortgage Securities, Inc.,
Series 2005-T18, Class A4, 4.933%, due 02/13/42	100,000	98,267
Chase Commercial Mortgage Securities Corp.,
Series 1998-2, Class A2, 6.390%, due 11/18/30	191,893	198,406
CS First Boston Mortgage Securities Corp.,
Series 2003-C3, Class A5, 3.936%, due 05/15/38	200,000	185,661
Greenwich Capital Commercial Funding Corp.,
Series 2004-GG1, Class A7, 5.317%, due 06/10/36	200,000	201,878
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG3, Class A4, 4.799%, due 08/10/42	$100,000	$97,431
GS Mortgage Securities Corporation II,
Series 2004-GG2, Class A6, 5.396%, due 08/10/38	150,000	152,162
IMPAC CMB Trust, Series 2005-4, Class 1M1,
3.744%, Floating Rate, due 05/25/35 †	99,186	99,186
LB-UBS Commercial Mortgage Trust,
Series 2002-C1, Class A4, 6.462%, due 03/15/31	140,000	150,041
Morgan Stanley Capital I, Series 1999-WF1,
Class A2, 6.210%, due 11/15/31	123,410	126,545
Nomura Asset Securities Corp., Series 1998-D6,
Class A1B, 6.590%, due 03/15/30	210,000	217,040
Prudential Commercial Mortgage Trust,
Series 2003-PWR1, Class A2, 4.490%, due 02/11/36	200,000	192,696
		2,008,896
Multiline Retail 0.18%
Federated Department Stores, Inc., 6.900%, due 04/01/29	50,000	54,403
Target Corp., 5.500%, due 04/01/07	70,000	70,498
		124,901
Multi-Utilities & Unregulated Power 0.24%
MidAmerican Energy Holdings Co., 3.500%, due 05/15/08	91,000	87,801
PG&E Corp., 4.200%, due 03/01/11	56,000	53,695
PG&E Corp., 6.050%, due 03/01/34	24,000	24,839
		166,335
Oil & Gas Consumable Fuels 0.22%
Devon Financing Corp., 6.875%, due 09/30/11	50,000	54,692
Kinder Morgan Energy Partners, LP, 5.000%, due 12/15/13	50,000	48,724
XTO Energy, Inc., 4.900%, due 02/01/14	50,000	48,826
		152,242
Paper & Forest Products 0.12%
Weyerhaeuser Co., 7.375%, due 03/15/32	75,000	83,378
Pharmaceuticals 0.08%
Wyeth, 6.500%, due 02/01/34	50,000	55,042
Real Estate 0.19%
Developers Diversified Realty Corp., 5.375%, due 10/15/12	50,000	49,246
ERP Operating, LP, 5.125%, due 03/15/16	50,000	48,158
Regency Centers, LP, 5.250%, due 08/01/15	30,000	29,451
		126,855
Road & Rail 0.07%
CSX Corp., 5.300%, due 02/15/14	50,000	50,259
Specialty Retail 0.08%
Staples, Inc., 7.125%, due 08/15/07	10,000	10,329
Staples, Inc., 7.375%, due 10/01/12	40,000	44,587
		54,916
Thrifts & Mortgage Finance 0.26%
Countrywide Home Loans, Inc., 2.875%, due 02/15/07	180,000	175,826
Tobacco 0.08%
Altria Group, Inc., 7.000%, due 11/14/13	50,000	54,712
Wireless Telecommunication Services 0.09%
Sprint Capital Corp., 8.375%, due 03/15/12	50,000	57,948

TOTAL CORPORATE BONDS
(Cost $8,650,309)		8,580,791

See notes to financial statements.

Company	Principal Value	Market Value
FOREIGN BONDS 1.08%
Commercial Banks 0.12%
HBOS, PLC, Series 144A, 6.000%, due 11/01/33 #	$75,000	$79,241
Diversified Telecommunication Services 0.38%
Deutsche Telekom International Finance, BV, 3.875%, due 07/22/08	156,000	152,368
France Telecom, SA, 8.750%, Step-up, due 03/01/11	75,000	83,770
Telecom Italia Capital, 6.000%, due 09/30/34	25,000	24,084
		260,222
Foreign Government 0.02%
Republic of South Africa, 6.500%, due 06/02/14	15,000	16,219
Industrial Conglomerates 0.11%
Tyco International Group, SA, 6.000%, due 11/15/13	70,000	71,504
Media 0.30%
British Sky Broadcasting Group, PLC, 6.875%, due 02/23/09	198,000	207,418
Mortgage-Backed Securities 0.15%
Aire Valley Mortgages, Series 144A, Series 2004-1A, Class 2A3, 4.680%, Floating Rate, due 09/20/34 #	100,000	99,954

TOTAL FOREIGN BONDS
(Cost $737,934)		734,558

GOVERNMENT & AGENCY OBLIGATIONS 18.52%
Mortgage-Backed Securities 11.83%
Fannie Mae, Pool #545322, 5.885%, due 11/01/11	143,964	149,134
Fannie Mae, Pool #545316, 5.636%, due 12/01/11	190,164	195,259
Fannie Mae, Pool #254274, 6.000%, due 03/01/12	145,678	149,041
Fannie Mae, Pool #725217, 4.772%, due 02/01/14	337,646	332,912
Fannie Mae, Pool #725457, 4.667%, due 04/01/14	425,311	416,295
Fannie Mae, Pool #529245, 6.500%, due 09/01/14	136,804	140,754
Fannie Mae, Pool #555534, 6.500%, due 04/01/18	144,058	148,010
Fannie Mae, Pool #764283, 5.000%, due 01/01/19	432,580	428,642
Fannie Mae, Pool #765508, 5.500%, due 01/01/19	338,540	340,787
Fannie Mae, Pool #772424, 5.000%, due 01/01/19	317,481	314,541
Fannie Mae, Pool #742281, 5.000%, due 03/01/19	37,849	37,464
Fannie Mae, Pool #773873, 5.000%, due 04/01/19	381,639	377,756
Fannie Mae, Pool #751999, 5.000%, due 06/01/19	46,105	45,636
Fannie Mae, Pool #779013, 5.000%, due 06/01/19	363,454	359,756
Fannie Mae, Pool #780310, 5.000%, due 06/01/19	401,271	397,188
Fannie Mae, Pool #782586, 5.000%, due 06/01/19	$312,514	$309,334
Fannie Mae, Pool #772244, 5.500%, due 07/01/19	203,843	205,178
Fannie Mae, Pool #725205, 5.000%, due 03/01/34	624,949	607,714
Fannie Mae, Pool #782685, 5.500%, due 06/01/34	372,385	369,095
Fannie Mae, Pool #799334, 5.500%, due 12/01/34	162,564	161,128
Freddie Mac, PC Gold, Pool #G10688, 6.000%, due 08/01/11	186,815	190,571
Freddie Mac, PC Gold, Pool #G18010, 5.500%, due 09/01/19	402,001	404,500
Freddie Mac, PC Gold, Pool #TBA, 4.500%, due 01/15/21 ‡	1,000,000	972,812
Ginnie Mae, Pool #570465, 6.500%, due 11/15/31	165,317	172,790
Ginnie Mae, Pool #781431, 7.000%, due 04/15/32	199,005	208,934
Ginnie Mae, Pool #564798, 6.000%, due 03/15/34	109,213	111,844
Ginnie Mae, Pool #605431, 5.500%, due 05/15/34	161,063	162,170
Ginnie Mae, Pool #781856, 6.000%, due 01/15/35	297,202	304,710
Ginnie Mae, Series 2005-74, Class HC, 7.500%, due 09/16/35	68,414	72,219
		8,086,174
Thrifts & Mortgage Finance 0.38%
Fannie Mae, 5.000%, due 01/15/07	225,000	225,448
Freddie Mac, 5.750%, due 03/15/09	36,000	37,062
		262,510
U.S. Treasury Bills, Bonds, and Notes 6.31%
U.S. Treasury Note, 3.750%, due 03/31/07	350,000	347,019
U.S. Treasury Note, 6.000%, due 08/15/09	314,000	330,926
U.S. Treasury Note, 3.875%, due 05/15/10	1,100,000	1,079,160
U.S. Treasury Inflation-Indexed Note, 1.875%, due 07/15/13	666,937	657,818
U.S. Treasury Bond, 9.250%, due 02/15/16	200,000	277,164
U.S. Treasury Bond, 7.250%, due 08/15/22	555,000	722,758
U.S. Treasury Bond, 6.250%, due 08/15/23	752,000	897,994
		4,312,839

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $12,704,236)		12,661,523

TOTAL INVESTMENTS
(Cost $62,455,664)	99.45%	67,989,488
OTHER ASSETS, LESS LIABILITIES	0.55	378,179

TOTAL NET ASSETS	100.00%	$68,367,667

* Non-income producing security.

# Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers (See Note H).

† Fair Valued Security (See Note B).

‡ When-issued security. As of December 31, 2005, $966,094 in cash was held in a segregated account to cover the purchase of this security.

ADR - American Depositary Receipt

PLC - Public Limited Company

TBA - To Be Announced

Floating Rate - Coupon rate adjusts periodically. The rate shown is the rate as of December 31, 2005.

Step-up - Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate as of December 31, 2005.

See notes to financial statements.

MONEY MARKET PORTFOLIO	JEFFERSON PILOT VARIABLE FUND, INC.

PORTFOLIO MANAGER

Massachusetts Financial Services Company (Since 08/28/97)

INVESTMENT OBJECTIVE

The investment objective of the Money Market Portfolio is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

7 Day Effective Yield	3.70%
Dollar Weighted Average Maturity	32 Days

Inception Date - August 1, 1985

Shares of the Portfolio are offered only through the variable products of Jefferson Pilot Financial and its affiliates.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the FDIC or any other U.S. Government agency.

Past performance is not indicative of future results.

PERCENT OF INVESTMENTS

PORTFOLIO QUALITY	% OF INVESTMENTS
P-1	96.06%
P-2	3.94%

P-1 and P-2 are the highest two tiers of Moody’s Investors Service’s short-term credit quality ratings.

PORTFOLIO COMMENTARY

Market Environment

The U.S. economy was firmly in mid-cycle as we entered 2005, with corporate earnings rising but at a slower pace than in 2004. Consumer wages and business spending on big items were also rising, with gross domestic product (GDP) growth at about 3.5%.

A steady increase in oil prices throughout the period resulted in an acceleration of inflation. The moderate growth and inflation combined to give the U.S. Federal Reserve Board (the Fed) an opening to continue raising interest rates. The Fed, which began steadily raising interest rates on June 30, 2004, continued to boost interest rates at a measured pace throughout the 12-month period. By period-end on December 31, 2005, the federal funds target rate had climbed to 4.25%.

Factors influencing performance

During 2005, as it became clear the Fed would continue to raise rates, the Money Market Portfolio’s weighted average maturity was shortened. At the start of the period, the average stood at 33 days and by its close, the fund had shed one day to end the period at a weighted average maturity of 32 days. This strategy helped to reduce interest-risk as we anticipated short-term rates would continue to rise at a steady, measured pace.

Portfolio positioning

As of period-end on December 31, 2005, 91% of the Portfolio’s assets were invested in first and second tier commercial paper with the remainder in U.S. government-sponsored agencies.

Commitment to quality

Regardless of market or economic conditions, we intend to maintain a focus on high quality as we concentrate on the Portfolio’s objectives of income, capital preservation, and liquidity.

The views expressed in this discussion reflect the analysis and opinions of the portfolio manager only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and the Fund has no obligation to update such views should changes occur after the end of the period. These views should not be construed as a recommendation to purchase or sell securities. Please refer to the Fund prospectus for additional information concerning portfolio management.

SCHEDULE OF PORTFOLIO INVESTMENTS

as of December 31, 2005

Company	Principal Value	Market Value
COMMERCIAL PAPER 90.85%
Beverages 3.93%
Anheuser Busch Companies, Inc., Series 144A, 4.290%, due 02/23/06 #	$2,659,000	$2,642,206
Capital Markets 11.80%
Citigroup Funding, Inc., 4.080%, due 01/03/06	2,684,000	2,683,392
Goldman Sachs Group, Inc., The, 4.280%, due 02/23/06	2,676,000	2,659,138
UBS Finance Delaware, LLC, 4.325%, due 02/13/06	2,601,000	2,587,563
		7,930,093
Commercial Banks 13.66%
Depfa Bank, PLC, Series 144A, 4.040%, due 01/13/06 #	2,813,000	2,809,253
Dexia Delaware, LLC, 4.290%, due 02/01/06	1,093,000	1,088,962
HBOS Treasury Services, PLC, 4.370%, due 03/09/06	2,663,000	2,642,074
Societe Generale North America, Inc., 4.350%, due 02/22/06	2,662,000	2,645,274
		9,185,563
Consumer Finance 15.03%
American Express Credit Corp., 4.140%, due 01/13/06	2,707,000	2,703,265
American General Finance Corp., 4.020%, due 01/12/06	2,518,000	2,514,907
Caterpillar Financial Services Corp., 4.270%, due 02/21/06	2,659,000	2,642,915
Toyota Motor Credit Corp., 4.240%, due 01/30/06	2,249,000	2,241,318
		10,102,405
Diversified Financial Services 3.93%
General Electric Capital Corp., 4.360%, due 02/27/06	2,662,000	2,643,623
Diversified Telecommunication Services 3.93%
Verizon Network Funding Corp., 4.270%, due 01/17/06	2,646,000	2,640,979
Electric Utilities 3.91%
Florida Power & Light Co., 4.260%, due 01/11/06	2,634,000	2,630,883
Food Products 7.83%
Hershey Co., The, 4.220%, due 02/10/06 #	2,647,000	2,634,589
Nestle Capital Corp., Series 144A, 4.290%, due 02/17/06 #	2,646,000	2,631,180
		5,265,769
Health Care Providers & Services 7.83%
Cargill, Inc., Series 144A, 4.250%, due 01/18/06 #	$2,636,000	$2,630,710
Siemens Capital Company, LLC, 4.330%, due 03/16/06	2,655,000	2,631,806
		5,262,516
Household Products 3.54%
Procter & Gamble Co., The, Series 144A, 4.190%, due 01/04/06 #	2,378,000	2,377,170
Insurance 11.53%
General Re Corp., 4.010%, due 01/17/06	3,209,000	3,203,281
ING America Insurance Holdings, 4.120%, due 01/17/06	1,894,000	1,890,532
Metlife Funding, Inc., 4.250%, due 02/21/06	2,675,000	2,658,894
		7,752,707
Media 3.93%
Gannett Company, Inc., Series 144A, 4.200%, due 01/27/06 #	2,649,000	2,640,965

TOTAL COMMERCIAL PAPER
(Cost $61,073,709)		61,074,879

U.S. GOVERNMENT AGENCY OBLIGATIONS 8.98%
Thrifts & Mortgage Finance 8.98%
Fannie Mae, 3.350%, due 01/03/06	6,040,000	6,038,876

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $6,038,876)		6,038,876

TOTAL INVESTMENTS
(Cost $67,112,585)	99.83%	67,113,755
OTHER ASSETS, LESS LIABILITIES	0.17	113,756

TOTAL NET ASSETS	100.00%	$67,227,511

# Commercial paper exempt from registration under Section 4(2) and/or Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration only to dealers in that program or other “accredited investors” (See Note H).

PLC - Public Limited Company

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

	Capital Growth Portfolio	Growth Portfolio	Strategic Growth Portfolio	S&P 500 Index Portfolio	Value Portfolio
Assets
Investments, at cost	$152,663,426	$35,300,609	$71,159,276	$246,852,408	$68,903,394

Investments in unaffiliated issuers, at market value* (Notes B and C)	$173,700,344	$41,876,351	$84,029,015	$243,339,589	$81,518,579
Investments in affiliated issuers, at market value (Notes B and C)			1,565,444	461,739
Cash*	523,407	284,333	854,497	1,679,549	2,238,500
Foreign currency (Cost $58,190; $72,003 and $18,216)
Accrued investment income, net of foreign taxes	175,574	51,413	108,076	316,179	111,511
Receivable for portfolio securities sold	706,317	343,469	130,985	15,662	772,330
Receivable for foreign currency contracts
Net receivable from capital shares sold	3,370		20,147	97,300
Total Assets	175,109,012	42,555,566	86,708,164	245,910,018	84,640,920

Liabilities
Collateral on securities loaned, at value				12,396,767
Payable for portfolio securities purchased		237,174	229,257	233,718	841,636
Payable for foreign currency contracts
Accrued investment advisory fees (Note E)	109,955	24,063	58,083	48,389	53,439
Accrued custody fees	1,059	2,719	2,227		537
Accrued director fees	1,101	273	546		523
Accrued expenses	9,174	2,735	5,447	8,065	4,618
Payable for daily variation on futures contracts				8,434
Net payable for capital shares redeemed		6,519			2,938
Total Liabilities	121,289	273,483	295,560	12,695,373	903,691

NET ASSETS	$174,987,723	$42,282,083	$86,412,604	$233,214,645	$83,737,229

Net Assets Consist of:
Par value	$77,747	$26,594	$57,958	$267,502	$36,667
Capital paid in	196,150,760	60,040,470	139,531,877	250,394,579	63,255,991
Undistributed net investment income	7,043	143,513	196,512	3,709,858	1,014,918
Accumulated net realized gain (loss)	(42,284,745)	(24,504,236)	(67,808,142)	(18,076,880)	6,814,468
Net unrealized gain (loss) on investments	21,036,918	6,575,742	14,435,183	(3,051,080)	12,615,185
Net unrealized loss on futures contracts				(29,334)
Net unrealized gain (loss) on translation of assets and liabilities in foreign currency			(784)

NET ASSETS	$174,987,723	$42,282,083	$86,412,604	$233,214,645	$83,737,229

Shares of common stock outstanding ($0.01 par value, 1,000,000,000 shares authorized)	7,774,674	2,659,476	5,795,805	26,750,133	3,666,682

Net asset value, offering & redemption price per share	$22.51	$15.90	$14.91	$8.72	$22.84

*      For the S&P 500 Index Portfolio, investments in unaffiliated issuers at market value include $12,016,931 of securities loaned and cash includes $1,481,373 pledged to cover  collateral requirements for futures contracts. (Note B)

See notes to financial statements.

	Mid-Cap Growth Portfolio	Mid-Cap Value Portfolio	Small Company Portfolio	Small-Cap Value Portfolio	Inter- national Equity Portfolio	World Growth Stock Portfolio	High Yield Bond Portfolio	Balanced Portfolio	Money Market Portfolio
Assets
Investments, at cost	$21,513,917	$37,864,252	$59,122,256	$41,597,108	$41,073,763	$104,401,904	$21,172,277	$62,455,664	$67,112,585

Investments in unaffiliated issuers, at market value* (Notes B and C)	$26,074,260	$45,104,186	$68,739,687	$50,357,298	$49,611,571	$130,446,199	$21,145,309	$67,989,488	$67,113,755
Investments in affiliated issuers, at market value (Notes B and C)
Cash*	1,028,573	661,783	2,480,376	712,066	1,250,049	2,399,927	216,460	1,215,427	650
Foreign currency (Cost $58,190; $72,003 and $18,216)					58,115	70,599	18,338
Accrued investment income, net of foreign taxes	13,738	29,122	15,456	57,927	99,038	221,383	383,935	258,876	387
Receivable for portfolio securities sold	245,042	90,072	206,917	209,219	293,733		15,337
Receivable for foreign currency contracts					1010
Net receivable from capital shares sold	7,673	18,604		8,695	12,571	18,206			144,067
Total Assets	27,369,286	45,903,767	71,442,436	51,345,205	51,326,087	133,156,314	21,779,379	69,463,791	67,258,859

Liabilities
Collateral on securities loaned, at value
Payable for portfolio securities purchased	174,864	6,401	1,241,144	9,720	512,195		35,417	1,041,011
Payable for foreign currency contracts					637		2,405
Accrued investment advisory fees (Note E)	20,413	39,115	44,855	55,194	41,606	84,226	13,826	38,114	27,349
Accrued custody fees	1,335	1,041	1,778	731	5,316	855	1,742	1,576	275
Accrued director fees	164	284	434	325	299	812	134	426	401
Accrued expenses	1,980	2,956	4,202	3,096	4,453	9,967	3,805	5,642	3,323
Payable for daily variation on futures contracts
Net payable for capital shares redeemed			155				3,931	9,355

Total Liabilities	198,756	49,797	1,292,568	69,066	564,506	95,860	61,260	1,096,124	31,348

NET ASSETS	$27,170,530	$45,853,970	$70,149,868	$51,276,139	$50,761,581	$133,060,454	$21,718,119	$68,367,667	$67,227,511

Net Assets Consist of:
Par value	$24,644	$33,234	$42,995	$35,033	$41,642	$49,066	$27,464	$49,048	$61,367
Capital paid in	21,495,289	33,574,153	74,132,730	36,718,348	50,900,730	95,123,484	23,882,504	60,939,150	65,350,767
Undistributed net investment income					39,149	2,001,105	1,546,115	1,583,002	1,814,208
Accumulated net realized gain (loss)	1,090,254	5,006,390	(13,643,288)	5,762,568	(8,757,928)	9,848,267	(3,708,671)	262,765	(1)
Net unrealized gain (loss) on investments	4,560,343	7,239,934	9,617,431	8,760,190	8,537,808	26,044,295	(26,968)	5,533,824	1,170
Net unrealized loss on futures contracts
Net unrealized gain (loss) on translation of assets and liabilities in foreign currency		259			180	(5,763)	(2,325)	(122)
NET ASSETS	$27,170,530	$45,853,970	$70,149,868	$51,276,139	$50,761,581	$133,060,454	$21,718,119	$68,367,667	$67,227,511

Shares of common stock outstanding ($0.01 par value, 1,000,000,000 shares authorized)	2,464,396	3,323,376	4,299,449	3,503,270	4,164,152	4,906,583	2,746,296	4,904,799	6,136,672

Net asset value, offering & redemption price per share	$11.03	$13.80	$16.32	$14.64	$12.19	$27.12	$7.91	$13.94	$10.96

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2005

	Capital		Strategic	S&P 500
	Growth	Growth	Growth	Index	Value
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income
Income from unaffiliated issuers:
Interest	$73,731	$15,042	$12,774	$85,003	$40,980
Dividends	1,341,516	435,291	934,941	4,269,024	1,669,267
Security lending (Note B)				18,703
Foreign taxes withheld	(16,983)	(1,034)	(21,031)		(3,603)
Total income from unaffiliated issuers	1,398,264	449,299	926,684	4,372,730	1,706,644
Income from affiliated issuers:
Interest			41,562
Dividends				11,573
Total income from affiliated issuers			41,562	11,573

Total investment income	1,398,264	449,299	968,246	4,384,303	1,706,644
Expenses:
Advisory fees (Note E)	1,272,637	260,782	678,312	559,025	631,413
Custodian fees	9,062	15,401	15,400	30,420	4,782
Shareholder reports	37,236	8,491	18,397	49,635	18,057
Professional fees	35,041	8,068	17,317	46,717	16,965
Directors fees	13,418	3,088	6,633	17,900	6,506
Security valuation	2,910	5,688	12,082	31,496	3,871
Miscellaneous expenses	20,917	4,820	10,339	51,123	10,132
Gross expenses	1,391,221	306,338	758,480	786,316	691,726
Expenses paid by JPIA (Note E)				(134,121)
Expense offsets (Note B)		(552)
Total net expenses	1,391,221	305,786	758,480	652,195	691,726

Net investment income (loss)	7,043	143,513	209,766	3,732,108	1,014,918

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency

Net realized gain (loss) on investments from unaffiliated issuers	3,195,445	4,938,431	7,354,360	(2,721,117)	10,981,562
Net realized loss on investments from affiliated issuers				(2,488)
Net realized gain on futures contracts				158,565
Net realized gain (loss) from foreign currency transactions			(13,254)
Change in net unrealized gain (loss) on investments	4,370,007	205,121	(2,428,505)	9,562,730	(5,468,213)
Change in net unrealized loss on futures contracts				(56,862)
Change in net unrealized gain (loss) on translation of assets and liabilities in foreign currency			(1,455)

Net realized and unrealized gain (loss) on investments and foreign currency	7,565,452	5,143,552	4,911,146	6,940,828	5,513,349

Net increase in net assets resulting from operations	$7,572,495	$5,287,065	$5,120,912	$10,672,936	$6,528,267

See notes to financial statements.

					Inter-	World	High
	Mid-Cap	Mid-Cap	Small	Small-Cap	national	Growth	Yield		Money
	Growth	Value	Company	Value	Equity	Stock	Bond	Balanced	Market
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income
Income from unaffiliated issuers:
Interest	$10,480	$15,959	$86,389	$38,491	$27,236	$90,907	$1,688,922	$1,054,886	$2,187,343
Dividends	112,986	465,955	99,908	777,186	642,405	3,484,705	12,398	1,074,574
Security lending (Note B)
Foreign taxes withheldForeign taxes withheld	(69)	(2,876)			(58,033)	(382,218)	(329)	(9,538)
Total income from unaffiliated issuers	123,397	479,038	186,297	815,677	611,608	3,193,394	1,700,991	2,119,922	2,187,343
Income from affiliated issuers:
Interest
Dividends
Total income from affiliated issuers

Total investment income	123,397	479,038	186,297	815,677	611,608	3,193,394	1,700,991	2,119,922	2,187,343
Expenses:
Advisory fees (Note E)	214,508	450,440	488,974	644,636	412,791	950,411	165,229	455,168	325,353
Custodian fees	20,096	14,265	20,360	9,891	41,807	20,748	24,013	15,569	7,170
Shareholder reports	5,027	9,387	13,771	10,858	8,612	26,842	4,706	14,993	13,791
Professional fees	4,785	8,848	13,067	10,230	8,272	25,366	4,414	14,044	13,156
Directors fees	1,834	3,396	5,020	3,916	3,181	9,755	1,693	5,376	5,158
Security valuation	7,438	7,128	8,024	4,910	22,441	35,801	33,555	23,398	533
Miscellaneous expenses	2,861	5,286	7,819	6,105	4,958	15,180	2,636	8,377	7,974
Gross expenses	256,549	498,750	557,035	690,546	502,062	1,084,103	236,246	536,925	373,135
Expenses paid by JPIA (Note E)
Expense offsets (Note B)	(704)		(59)	(299)				(5)
Total net expenses	255,845	498,750	556,976	690,247	502,062	1,084,103	236,246	536,920	373,135

Net investment income (loss)	(132,448)	(19,712)	(370,679)	125,430	109,546	2,109,291	1,464,745	1,583,002	1,814,208

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency

Net realized gain (loss) on investments from unaffiliated issuers	2,615,507	5,516,930	6,324,409	5,674,669	4,751,406	9,848,267	67,264	2,429,232	(1)
Net realized loss on investments from affiliated issuers
Net realized gain on futures contracts

Net realized gain (loss) from foreign currency transactions		(722)			(67,101)	(108,186)	61,460
Change in net unrealized gain (loss) on investments	259,115	(1,328,329)	1,426,593	(3,379,662)	3,216,217	(903,899)	(1,233,700)	(370,961)	39
Change in net unrealized loss on futures contracts
Change in net unrealized gain (loss) on translation of assets and liabilities in foreign currency		(576)			(8,460)	(13,333)	16,664	(681)

Net realized and unrealized gain (loss) on investments and foreign currency	2,874,622	4,187,303	7,751,002	2,295,007	7,892,062	8,822,849	(1,088,312)	2,057,590	38

Net increase in net assets resulting from operations	$2,742,174	$4,167,591	$7,380,323	$2,420,437	$8,001,608	$10,932,140	$376,433	$3,640,592	$1,814,246

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Capital Growth Portfolio		Growth Portfolio		Strategic Growth Portfolio
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (decrease) in net assets:

Net investment income (loss)	$7,043	$234,799	$143,513	$(18,631)	$209,766	$433,843

Net realized gain (loss) on security transactions	3,195,445	17,875,688	4,938,431	4,940,493	7,354,360	5,981,507

Net realized gain on futures contracts

Net realized loss from foreign currency transactions					(13,254)	(15,922)

Net unrealized gain (loss) on investments	4,370,007	(1,400,305)	205,121	(473,787)	(2,428,505)	1,786,354

Net unrealized loss on futures contracts

Net unrealized gain (loss) on translation of assets and liabilities in foreign currency					(1,455)	68

Net increase in net assets resulting from operations	7,572,495	16,710,182	5,287,065	4,448,075	5,120,912	8,185,850

Distribution to shareholders from net investment income (Note D)	(234,799)				(417,921)

Distribution to shareholders from capital gains (Note D)

Increase (decrease) in net assets derived from shareholder transactions (Note F)	(21,615,416)	(17,629,807)	(4,257,026)	(4,527,000)	(9,866,484)	(6,260,618)

Net increase (decrease) in net assets	(14,277,720)	(919,625)	1,030,039	(78,925)	(5,163,493)	1,925,232

NET ASSETS:

Beginning of Period	189,265,443	190,185,068	41,252,044	41,330,969	91,576,097	89,650,865

End of Period	$174,987,723	$189,265,443	$42,282,083	$41,252,044	$86,412,604	$91,576,097

Undistributed net investment income	$7,043	$234,799	$143,513	$	$196,512	$417,921

See notes to financial statements.

	S&P 500 Index Portfolio		Value Portfolio		Mid-Cap Growth Portfolio		Mid-Cap Value Portfolio
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (decrease) in net assets:

Net investment income (loss)	$3,732,108	$3,886,468	$1,014,918	$1,052,321	$(132,448)	$(168,553)	$(19,712)	$(37,790)

Net realized gain (loss) on security transactions	(2,723,605)	(179,883)	10,981,562	2,429,420	2,615,507	2,891,686	5,516,930	4,980,962

Net realized gain on futures contracts	158,565	425,694

Net realized loss from foreign currency transactions							(722)	(105)

Net unrealized gain (loss) on investments	9,562,730	18,825,205	(5,468,213)	5,589,184	259,115	(210,303)	(1,328,329)	1,185,972

Net unrealized loss on futures contracts	(56,862)	(186,967)

Net unrealized gain (loss) on translation of assets and liabilities in foreign currency							(576)	(4)

Net increase in net assets resulting from operations	10,672,936	22,770,517	6,528,267	9,070,925	2,742,174	2,512,830	4,167,591	6,129,035

Distribution to shareholders from net investment income (Note D)	(3,869,517)	(2,713,997)	(1,052,321)	(776,305)

Distribution to shareholders from capital gains (Note D)							(4,868,674)	(200,105)

Increase (decrease) in net assets derived from shareholder transactions (Note F)	(10,878,951)	2,665,433	(5,540,249)	(7,407,425)	341,908	(3,270,561)	1,467,052	(860,894)

Net increase (decrease) in net assets	(4,075,532)	22,721,953	(64,303)	887,195	3,084,082	(757,731)	765,969	5,068,036

NET ASSETS:

Beginning of Period	237,290,177	214,568,224	83,801,532	82,914,337	24,086,448	24,844,179	45,088,001	40,019,965

End of Period	$233,214,645	$237,290,177	$83,737,229	$83,801,532	$27,170,530	$24,086,448	$45,853,970	$45,088,001

Undistributed net investment income	$3,709,858	$3,869,517	$1,014,918	$1,052,321	$	$	$	$

See notes to financial statements.

	Small Company Portfolio		Small-Cap Value Portfolio		International Equity Portfolio
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (decrease) in net assets:

Net investment income (loss)	$(370,679)	$(456,906)	$125,430	$(117,360)	$109,546	$242,231

Net realized gain (loss) on security transactions	6,324,409	5,509,471	5,674,669	4,942,164	4,751,406	7,217,303

Net realized gain (loss) from foreign currency transactions					(67,101)	(28,168)

Net unrealized gain (loss) on investments	1,426,593	(1,166,859)	(3,379,662)	4,102,484	3,216,217	(1,732,400)

Net unrealized gain (loss) on translation of assets and liabilities in foreign currency					(8,460)	3,901

Net increase in net assets resulting from operations	7,380,323	3,885,706	2,420,437	8,927,288	8,001,608	5,702,867

Distribution to shareholders from net investment income (Note D)					(217,411)	(93,767)

Distribution to shareholders from capital gains (Note D)			(4,717,701)	(985,283)

Increase (decrease) in net assets derived from shareholder transactions (Note F)	(4,935,538)	(8,694,976)	(881,144)	1,530,196	2,481,372	1,698,286

Net increase (decrease) in net assets	2,444,785	(4,809,270)	(3,178,408)	9,472,201	10,265,569	7,307,386

NET ASSETS:

Beginning of Period	67,705,083	72,514,353	54,454,547	44,982,346	40,496,012	33,188,626

End of Period	$70,149,868	$67,705,083	$51,276,139	$54,454,547	$50,761,581	$40,496,012

Undistributed net investment income	$	$	$	$	$39,149	$214,115

See notes to financial statements.

	World Growth Stock Portfolio		High Yield Bond Portfolio		Balanced Portfolio		Money Market Portfolio
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Increase (decrease) in net assets:

Net investment income (loss)	$2,109,291	$1,877,571	$1,464,745	$1,538,117	$1,583,002	$1,530,943	$1,814,208	$481,240

Net realized gain (loss) on security transactions	9,848,267	8,244,310	67,264	112,323	2,429,232	5,986,635	(1)

Net realized gain (loss) from foreign currency transactions	(108,186)	(54,042)	61,460	(27,326)		31,702

Net unrealized gain (loss) on investments	(903,899)	10,221,629	(1,233,700)	333,030	(370,961)	(1,077,150)	39	(2,196)

Net unrealized gain (loss) on translation of assets and liabilities in foreign currency	(13,333)	(12,183)	16,664	(5,450)	(681)	(4,207)

Net increase in net assets resulting from operations	10,932,140	20,277,285	376,433	1,950,694	3,640,592	6,467,923	1,814,246	479,044

Distribution to shareholders from net investment income (Note D)	(1,823,529)	(1,304,183)	(1,480,374)	(1,471,717)	(1,562,645)	(1,225,457)	(481,240)	(431,012)

Distribution to shareholders from capital gains (Note D)	(2,886,967)							(21)

Increase (decrease) in net assets derived from shareholder transactions (Note F)	(648,427)	(6,547,818)	(523,598)	1,443,006	(7,043,374)	(3,221,103)	6,829,839	1,032,228

Net increase (decrease) in net assets	5,573,237	12,425,284	(1,627,539)	1,921,983	(4,965,427)	2,021,363	8,162,845	1,080,239

NET ASSETS:

Beginning of Period	127,487,237	115,061,953	23,345,658	21,423,675	73,333,094	71,311,731	59,064,666	57,984,427

End of Period	$133,060,454	$127,487,237	$21,718,119	$23,345,658	$68,367,667	$73,333,094	$67,227,511	$59,064,666

Undistributed net investment income	$2,001,105	$1,823,529	$1,546,115	$1,500,207	$1,583,002	$1,562,645	$1,814,208	$481,240

See notes to financial statements.

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period	JEFFERSON PILOT VARIABLE FUND, INC.

		Income From Investment Operations
			Net gains and
	Net asset		losses on
	value,	Net	securities	Total from
	beginning	investment	(both realized	investment
	of period	income (loss)	and unrealized)	operations
Capital Growth Portfolio
Year ended December 31, 2005	$21.51	$—	$1.03	$1.03
Year ended December 31, 2004	19.65	0.03	1.83	1.86
Year ended December 31, 2003	15.48	—	4.17	4.17
Year ended December 31, 2002	22.47	—	(6.99)	(6.99)
Year ended December 31, 2001	32.57	—	(8.03)	(8.03)

Growth Portfolio
Year ended December 31, 2005	13.95	0.05	1.90	1.95
Year ended December 31, 2004	12.48	(0.01)	1.48	1.47
Year ended December 31, 2003	9.53	(0.05)	3.00	2.95
Year ended December 31, 2002	12.80	—	(3.27)	(3.27)
Year ended December 31, 2001	20.68	—	(6.89)	(6.89)

Strategic Growth Portfolio
Year ended December 31, 2005	14.10	0.05	0.83	0.88
Year ended December 31, 2004	12.86	0.07	1.17	1.24
Year ended December 31, 2003	9.74	—	3.12	3.12
Year ended December 31, 2002	14.72	—	(4.98)	(4.98)
Year ended December 31, 2001	30.09	—	(9.95)	(9.95)

S&P 500 Index Portfolio
Year ended December 31, 2005	8.47	0.14	0.25	0.39
Year ended December 31, 2004	7.76	0.14	0.67	0.81
Year ended December 31, 2003	6.13	0.10	1.61	1.71
Year ended December 31, 2002	7.97	0.08	(1.84)	(1.76)
Year ended December 31, 2001	9.14	0.08	(1.19)	(1.11)

Value Portfolio
Year ended December 31, 2005	21.42	0.28	1.41	1.69
Year ended December 31, 2004	19.33	0.27	2.00	2.27
Year ended December 31, 2003	15.22	0.18	4.07	4.25
Year ended December 31, 2002	19.52	0.14	(4.28)	(4.14)
Year ended December 31, 2001	19.43	0.14	0.15	0.29

Mid-Cap Growth Portfolio
Year ended December 31, 2005	9.82	(0.05)	1.26	1.21
Year ended December 31, 2004	8.78	(0.07)	1.11	1.04
Year ended December 31, 2003	5.87	(0.05)	2.96	2.91
Year ended December 31, 2002	8.58	—	(2.71)	(2.71)
Period from May 1, 2001 through December 31, 2001 (E)	10.00	—	(1.42)	(1.42)

Mid-Cap Value Portfolio
Year ended December 31, 2005	14.13	(0.01)	1.23	1.22
Year ended December 31, 2004	12.26	(0.01)	1.94	1.93
Year ended December 31, 2003	8.57	(0.01)	3.70	3.69
Year ended December 31, 2002	9.92	—	(1.35)	(1.35)
Period from May 1, 2001 through December 31, 2001 (E)	10.00	—	(0.08)	(0.08)

(A)      Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B)      The ratio calculates to less than 0.005%

(C)     Ratios are shown prior to expense offsets (See Note B). For the Growth Portfolio, for the year ended December 31, 2005, the expense and income ratios net of expense offsets were 0.76% and 0.36%, respectively. For the Mid-Cap Growth Portfolio, for the year ended December 31, 2005, the expense and income ratios net of expense offsets were 1.07% and (0.56%), respectively.

See notes to financial statements.

	Less Distributions to Shareholders					Ratios to
	Dividends					Average Net Assets:
	from net	Distributions		Net asset				Net		Portfolio	Net assets,
	investment	from	Total	value,	Total			investment		turnover	at end
	income	capital gains	distributions	end of period	return (A)	Expenses		income (loss)		rate	of period
Capital Growth Portfolio
Year ended December 31, 2005	$(0.03)	$—	$(0.03)	$22.51	4.77%	0.80%		0.00	%(B)	77.09%	$174,987,723
Year ended December 31, 2004	—	—	—	21.51	9.47%	0.83%		0.13%		162.87%	189,265,443
Year ended December 31, 2003	—	—	—	19.65	26.97%	0.90%		(0.00	)%(B)	48.34%	190,185,068
Year ended December 31, 2002	—	—	—	15.48	(31.12)%	0.92%		(0.09)%		52.35%	167,737,547
Year ended December 31, 2001	—	(2.07)	(2.07)	22.47	(25.19)%	1.06%		(0.45)%		42.83%	263,092,721

Growth Portfolio
Year ended December 31, 2005	—	—	—	15.90	13.95%	0.76	%(C)	0.36	%(C)	142.13%	42,282,083
Year ended December 31, 2004	—	—	—	13.95	11.83%	0.81%		(0.05)%		194.77%	41,252,044
Year ended December 31, 2003	—	—	—	12.48	30.85%	0.89%		(0.50)%		169.72%	41,330,969
Year ended December 31, 2002	—	—	—	9.53	(25.53)%	0.86%		(0.55)%		283.59%	31,843,166
Year ended December 31, 2001	—	(0.99)	(0.99)	12.80	(33.76)%	0.87%		(0.35)%		403.36%	49,583,867

Strategic Growth Portfolio
Year ended December 31, 2005	(0.07)	—	(0.07)	14.91	6.29%	0.88%		0.24%		38.18%	86,412,604
Year ended December 31, 2004	—	—	—	14.10	9.66%	0.91%		0.49%		37.10%	91,576,097
Year ended December 31, 2003	—	—	—	12.86	32.00%	0.92%		0.02%		104.75%	89,650,865
Year ended December 31, 2002	—	—	—	9.74	(33.84)%	0.92%		(0.35)%		118.76%	73,987,892
Year ended December 31, 2001	—	(5.42)	(5.42)	14.72	(35.16)%	0.94%		(0.21)%		270.07%	120,659,006

S&P 500 Index Portfolio
Year ended December 31, 2005	(0.14)	—	(0.14)	8.72	4.69%	0.28	%(D)	1.60	%(D)	5.13%	233,214,645
Year ended December 31, 2004	(0.10)	—	(0.10)	8.47	10.56%	0.28	%(D)	1.74	%(D)	1.74%	237,290,177
Year ended December 31, 2003	(0.08)	—	(0.08)	7.76	28.30%	0.28	%(D)	1.48	%(D)	2.10%	214,568,224
Year ended December 31, 2002	(0.08)	—	(0.08)	6.13	(22.34)%	0.28	%(D)	1.28	%(D)	2.86%	165,873,051
Year ended December 31, 2001	(0.06)	—	(0.06)	7.97	(12.18)%	0.28	%(D)	1.09	%(D)	1.59%	189,046,310

Value Portfolio
Year ended December 31, 2005	(0.27)	—	(0.27)	22.84	7.98%	0.82%		1.20%		68.68%	83,737,229
Year ended December 31, 2004	(0.18)	—	(0.18)	21.42	11.85%	0.82%		1.30%		39.07%	83,801,532
Year ended December 31, 2003	(0.14)	—	(0.14)	19.33	28.18%	0.83%		1.08%		70.95%	82,914,337
Year ended December 31, 2002	(0.16)	—	(0.16)	15.22	(21.36)%	0.81%		0.75%		41.00%	69,268,418
Year ended December 31, 2001	(0.19)	(0.01)	(0.20)	19.52	1.54%	0.83%		0.89%		40.95%	96,103,870

Mid-Cap Growth Portfolio
Year ended December 31, 2005	—	—	—	11.03	12.27%	1.08	%(C)	(0.56	)%(C)	157.95%	27,170,530
Year ended December 31, 2004	—	—	—	9.82	11.84%	1.09%		(0.77)%		174.75%	24,086,448
Year ended December 31, 2003	—	—	—	8.78	49.59%	1.14%		(0.89)%		167.27%	24,844,179
Year ended December 31, 2002	—	—	—	5.87	(31.62)%	1.16%		(0.94)%		236.16%	12,424,488
Period from May 1, 2001 through December 31, 2001 (E)	—	—	—	8.58	(14.17)%	1.24	%(F)	(0.99	)%(F)	182.81%	11,586,092

Mid-Cap Value Portfolio
Year ended December 31, 2005	—	(1.55)	(1.55)	13.80	10.01%	1.13%		(0.04)%		46.66%	45,853,970
Year ended December 31, 2004	—	(0.06)	(0.06)	14.13	15.81%	1.19%		(0.09)%		61.15%	45,088,001
Year ended December 31, 2003	—	—	—	12.26	43.14%	1.21%		(0.16)%		59.63%	40,019,965
Year ended December 31, 2002	—	—	—	8.57	(13.66)%	1.20%		(0.06)%		68.82%	26,343,509
Period from May 1, 2001 through December 31, 2001 (E)	—	—	—	9.92	(0.77)%	1.28	%(F)	0.04	%(F)	34.15%	20,471,181

(D)     Jefferson Pilot Investment Advisory Corp. (“JPIA”) has entered into an Expense Reimbursement Plan with the S&P 500 Index Portfolio. JPIA has agreed to maintain the operating expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) of the Portfolio at an annual rate of 0.28% of average daily net assets.  Ratios are shown after reimbursement. Ratios to Average Net Assets before reimbursement are as follows:

		Net investment
S&P 500 Index Portfolio	Expenses	Income
Year ended December 31, 2005	0.34%	1.54%
Year ended December 31, 2004	0.34%	1.68%
Year ended December 31, 2003	0.39%	1.37%
Year ended December 31, 2002	0.34%	1.22%
Year ended December 31, 2001	0.35%	1.03%

(E)      Per share data calculated from the initial offering date, May 1, 2001, for sale to Jefferson Pilot Financial separate accounts.

(F)      Ratios are calculated on an annualized basis.

See notes to financial statements.

		Income From Investment Operations
			Net gains and
	Net asset		losses on
	value,	Net	securities	Total from
	beginning	investment	(both realized	investment
	of period	income (loss)	and unrealized)	operations
Small Company Portfolio
Year ended December 31, 2005	$14.57	$(0.09)	$1.84	$1.75
Year ended December 31, 2004	13.72	(0.10)	0.95	0.85
Year ended December 31, 2003	9.78	(0.08)	4.02	3.94
Year ended December 31, 2002	13.76	—	(3.98)	(3.98)
Year ended December 31, 2001	14.83	—	(1.07)	(1.07)

Small-Cap Value Portfolio
Year ended December 31, 2005	15.34	0.04	0.62	0.66
Year ended December 31, 2004	13.08	(0.03)	2.57	2.54
Year ended December 31, 2003	9.63	(0.03)	3.48	3.45
Year ended December 31, 2002	11.07	—	(1.39)	(1.39)
Period from May 1, 2001 through December 31, 2001 (C)	10.00	—	1.14	1.14

International Equity Portfolio
Year ended December 31, 2005	10.26	0.04	1.95	1.99
Year ended December 31, 2004	8.79	0.06	1.43	1.49
Year ended December 31, 2003	6.79	0.04	2.05	2.09
Year ended December 31, 2002	8.80	0.09	(2.10)	(2.01)
Year ended December 31, 2001	11.42	(0.01)	(2.61)	(2.62)

World Growth Stock Portfolio
Year ended December 31, 2005	25.89	0.44	1.76	2.20
Year ended December 31, 2004	22.08	0.39	3.68	4.07
Year ended December 31, 2003	16.83	0.29	5.30	5.59
Year ended December 31, 2002	20.42	0.24	(3.61)	(3.37)
Year ended December 31, 2001	25.75	0.26	(1.94)	(1.68)

High Yield Bond Portfolio
Year ended December 31, 2005	8.34	0.56	(0.43)	0.13
Year ended December 31, 2004	8.20	0.55	0.15	0.70
Year ended December 31, 2003	7.35	0.52	0.83	1.35
Year ended December 31, 2002	7.19	0.53	(0.37)	0.16
Year ended December 31, 2001	7.70	0.77	(0.51)	0.26

Balanced Portfolio
Year ended December 31, 2005	13.53	0.33	0.38	0.71
Year ended December 31, 2004	12.56	0.28	0.90	1.18
Year ended December 31, 2003	11.27	0.21	1.34	1.55
Year ended December 31, 2002	12.34	0.25	(1.02)	(0.77)
Year ended December 31, 2001	13.98	0.30	(0.91)	(0.61)

Money Market Portfolio (F)
Year ended December 31, 2005	10.75	0.30	(0.01)	0.29
Year ended December 31, 2004	10.74	0.10	(0.01)	0.09
Year ended December 31, 2003	10.81	0.06	—	0.06
Year ended December 31, 2002	10.98	0.14	—	0.14
Year ended December 31, 2001	10.92	0.36	0.04	0.40

(A)      Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.

(B)      Ratios are shown prior to expense offsets (See Note B). For the Small Company Portfolio, for the year ended December 31, 2005, the expense and income ratios net of expense offsets were 0.85% and (0.57%), respectively. For the Small-cap Value Portfolio, for the year ended December 31, 2005, the expense and income ratios net of expense offsets were 1.35% and 0.25%, respectively. For the Balanced Portfolio, for the year ended December 31, 2005, the expense and income ratios net of expense offsets were 0.77% and 2.26%, respectively.

(C)     Per share data calculated from the initial offering date, May 1, 2001, for sale to Jefferson Pilot Financial separate accounts.

See notes to financial statements.

Less Distributions to Shareholders	Ratios to
Dividends	Average Net Assets:
from net	Distributions	Net asset	Net	Portfolio	Net assets,
investment	from	Total	value,	Total	investment	turnover	at end
income	capital gains	distributions	end of period	return (A)	Expenses	income (loss)	rate	of period
Small Company Portfolio
Year ended December 31, 2005	$—	$—	$—	$16.32	11.96%	0.85	%(B)	(0.57	)%(B)	132.87%	$70,149,868
Year ended December 31, 2004	—	—	—	14.57	6.21%	0.87%	(0.69)%	125.12%	67,705,083
Year ended December 31, 2003	—	—	—	13.72	40.32%	0.92%	(0.74)%	111.84%	72,514,353
Year ended December 31, 2002	—	—	—	9.78	(28.96)%	0.86%	(0.73)%	57.24%	51,865,535
Year ended December 31, 2001	—	—	—	13.76	(7.18)%	0.86%	(0.64)%	57.96%	78,543,761

Small-Cap Value Portfolio
Year ended December 31, 2005	—	(1.36)	(1.36)	14.64	5.10%	1.36	%(B)	0.25	%(B)	43.33%	51,276,139
Year ended December 31, 2004	—	(0.28)	(0.28)	15.34	19.77%	1.40%	(0.24)%	44.90%	54,454,547
Year ended December 31, 2003	—	—	—	13.08	35.79%	1.42%	(0.31)%	54.11%	44,982,346
Year ended December 31, 2002	—	(0.05)	(0.05)	9.63	(12.64)%	1.42%	(0.35)%	57.55%	23,439,610
Period from May 1, 2001 through December 31, 2001 (C)	—	(0.07)	(0.07)	11.07	11.37%	1.52	%(D)	(0.17	)%(D)	34.84%	17,943,875

International Equity Portfolio
Year ended December 31, 2005	(0.06)	—	(0.06)	12.19	19.46%	1.22%	0.27%	158.72%	50,761,581
Year ended December 31, 2004	(0.02)	—	(0.02)	10.26	17.02%	1.28%	0.68%	144.92%	40,496,012
Year ended December 31, 2003	(0.09)	—	(0.09)	8.79	31.38	%(E)	1.29%	0.52%	233.86%	33,188,626
Year ended December 31, 2002	—	—	—	6.79	(22.79)%	1.19%	0.49%	141.40%	25,484,143
Year ended December 31, 2001	—	—	—	8.80	(22.98)%	1.17%	0.20%	97.33%	32,172,905

World Growth Stock Portfolio
Year ended December 31, 2005	(0.38)	(0.59)	(0.97)	27.12	8.88%	0.86%	1.66%	21.56%	133,060,454
Year ended December 31, 2004	(0.26)	—	(0.26)	25.89	18.56%	0.88%	1.62%	23.78%	127,487,237
Year ended December 31, 2003	(0.34)	—	(0.34)	22.08	34.09%	0.89%	1.57%	25.27%	115,061,953
Year ended December 31, 2002	(0.22)	—	(0.22)	16.83	(16.67)%	0.85%	1.24%	10.02%	95,116,449
Year ended December 31, 2001	(0.39)	(3.26)	(3.65)	20.42	(6.42)%	0.86%	1.21%	28.49%	118,895,577

High Yield Bond Portfolio
Year ended December 31, 2005	(0.56)	—	(0.56)	7.91	1.75%	1.07%	6.65%	54.14%	21,718,119
Year ended December 31, 2004	(0.56)	—	(0.56)	8.34	9.05%	1.10%	6.97%	67.65%	23,345,658
Year ended December 31, 2003	(0.50)	—	(0.50)	8.20	19.52%	1.13%	7.30%	73.91%	21,423,675
Year ended December 31, 2002	—	—	—	7.35	2.13%	1.16%	7.79%	59.65%	15,808,770
Year ended December 31, 2001	(0.77)	—	(0.77)	7.19	3.43%	1.11%	8.65%	58.23%	13,842,770

Balanced Portfolio
Year ended December 31, 2005	(0.30)	—	(0.30)	13.94	5.37%	0.77	%(B)	2.26	%(B)	33.02%	68,367,667
Year ended December 31, 2004	(0.21)	—	(0.21)	13.53	9.61%	0.81%	2.20%	112.30%	73,333,094
Year ended December 31, 2003	(0.26)	—	(0.26)	12.56	14.04%	0.89%	1.86%	75.16%	71,311,731
Year ended December 31, 2002	(0.30)	—	(0.30)	11.27	(6.36)%	0.86%	2.24%	84.81%	62,497,042
Year ended December 31, 2001	(0.37)	(0.66)	(1.03)	12.34	(4.29)%	0.86%	2.55%	113.93%	65,749,492

Money Market Portfolio (F)
Year ended December 31, 2005	(0.08)	—	(0.08)	10.96	2.73%	0.56%	2.73%	N/A	(H)	67,227,511
Year ended December 31, 2004	(0.08)	—	(G)	(0.08)	10.75	0.79%	0.58%	0.79%	N/A	(H)	59,064,666
Year ended December 31, 2003	(0.13)	—	(G)	(0.13)	10.74	0.59%	0.58%	0.60%	N/A	(H)	57,984,427
Year ended December 31, 2002	(0.31)	—	(0.31)	10.81	1.22%	0.57%	1.27%	N/A	(H)	73,809,628
Year ended December 31, 2001	(0.34)	—	(0.34)	10.98	3.77%	0.59%	3.32%	N/A	(H)	65,665,740

(D)     Ratios are calculated on an annualized basis.

(E)      In 2003, the International Equity Portfolio received a non-recurring reimbursement which was recorded as a capital contribution. Excluding the effect of this payment from the Portfolio’s ending net asset value per share, the total return for the year ended December 31, 2003 would have been 30.91%.

(F)      Per share information is based on average shares outstanding.

(G)     Distributions from capital gains amounted to less than $0.005 per share during the period.

(H)     There were no purchases and/or sales of securities other than short term obligations during the period. Therefore, the portfolio turnover rate is not required.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS	JEFFERSON PILOT VARIABLE FUND, INC.

For the Year Ended December 31, 2005

NOTE A—ORGANIZATION

Jefferson Pilot Variable Fund, Inc. (the “Company”) is a diversified open-end series management investment company registered under the Investment Company Act of 1940, as amended. The Company was incorporated under the laws of the State of Maryland on October 19, 1984 for the purpose of funding flexible premium variable life insurance policies and variable annuity contracts issued by Jefferson Pilot Financial Insurance Company and its affiliates. The Company is composed of fourteen separate portfolios (the “Portfolios”): the Capital Growth Portfolio, the Growth Portfolio, the Strategic Growth Portfolio, the S&P 500 Index Portfolio, the Value Portfolio, the Mid-Cap Growth Portfolio, the Mid-Cap Value Portfolio, the Small Company Portfolio, the Small-Cap Value Portfolio, the International Equity Portfolio, the World Growth Stock Portfolio, the High Yield Bond Portfolio, the Balanced Portfolio, and the Money Market Portfolio.

NOTE B—SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following summarizes the significant accounting policies of the Company:

Valuation of Investments: Investment securities, including those held by the Money Market Portfolio, are valued at the closing sales price on the exchange on which such securities are principally traded; securities traded in the over-the-counter market and securities traded on a national exchange for which no sales took place on the day of valuation are valued at the bid price at the close of trading. The Money Market Portfolio does not attempt to maintain a stable net asset value. Quotations for foreign securities are in United States dollars and, accordingly, unrealized gains and losses on these securities reflect all foreign exchange fluctuations. Securities for which current market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. The aggregate fair value of these securities at December 31, 2005 was $68,510 held by the Mid-Cap Value Portfolio, $123,563 held by the High Yield Bond Portfolio and $99,186 held by the Balanced Portfolio. Short-term debt instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

Occasionally, a significant event may occur after the closing price of a foreign security is determined, but before the close of business on the NYSE. If such an event is expected to materially affect the value of the security, the foreign security would be valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

Investment Security Transactions: Investment security transactions are recorded as of the trade date; the date the order to buy or sell is executed. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Fannie Mae, Federal Home Loan Bank and Freddie Mac, although chartered and sponsored by Congress, are not funded by congressional appropriations and securities issued by them are neither guaranteed nor insured by the U.S. government.

Investments in Affiliated Issuers: Investments in affiliated issuers are identified in the Portfolio’s Schedule of Investments.

Distributions to Shareholders: Distributions to shareholders from ordinary income and net realized capital gains are declared and distributed at least once annually. Distributions to shareholders are recorded on the ex-dividend date.

The Company distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital.

Foreign Currency Transaction: Certain Portfolios may engage in portfolio transactions that are denominated in foreign currency. All related receivables and payables are marked to market daily based on the most recent exchange rates listed at the close of the New York Stock Exchange.

The Portfolios do not isolate the portion of the operating results due to changes in foreign exchange rates on investments from the fluctuations arising from changes in the market value of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains and losses arise from the fluctuation of exchange rates between trade date and settlement date on security transactions and from the difference between accrual date and payment date on accrued investment income. Net unrealized foreign exchange gains and losses are related to the fluctuation of exchange rates on the payables and receivables for securities and accrued investment income at December 31, 2005.

The Portfolios may enter into forward foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified currency relative to the U.S. dollar. The market value of the contract will fluctuate with changes in the currency exchange rates. Contracts are valued daily and the changes in the market values are recorded by the Portfolios as unrealized appreciation or depreciation of foreign currency translations. At December 31, 2005, the International Equity Portfolio and High Yield Bond Portfolio had the following open forward foreign currency contracts:

				U.S. Dollar	Unrealized
		Contracts to		Value at	Appreciation
Contracts Purchased	Settlement Date	Receive	Cost	12/31/05	(Depreciation)
International Equity Portfolio
Canadian dollars	01/03/06	66,811	$56,860	$57,191	$331
Canadian dollars	01/05/06	120,462	103,595	103,118	(477)
Japanese yen	01/06/06	10,840,365	92,004	91,844	(160)
					$(306)

				U.S. Dollar	Unrealized
		Contracts to		Value at	Appreciation
Contracts Sold	Settlement Date	Deliver	Proceeds	12/31/05	(Depreciation)
International Equity Portfolio
Great British pounds	01/04/06	95,330	$164,213	$163,657	$556
Japanese yen	01/05/06	8,450,396	71,718	71,595	123
					$679

High Yield Bond Portfolio
Euro dollars	02/21/06	304,214	$357,480	$359,885	$(2,405)

Futures Contracts: The Portfolios (excluding World Growth Stock and Money Market Portfolios) may enter into futures contracts in order to manage exposure to changes in market conditions which may be more efficient or cost effective than trading the underlying securities. A futures contract is an agreement to buy or sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities of up to 5% of the contract value as collateral (“initial margin”). Subsequent payments (“variation margin”) are made or received, daily, by the Portfolios. The variation margin is equal to the daily change in the contract value and is recorded to the Portfolios as an unrealized gain or loss. The risks on entering into futures contracts include the possibility that the change in the value of the contract may not correlate with changes in the underlying securities and that the market for the futures contract may be illiquid.

As of December 31, 2005, the S&P 500 Index Portfolio held the following futures contracts:

		Number of	Market Value	Unrealized
Contracts Purchased	Expiration Date	Contracts	of Contracts	Depreciation
S&P 500 Index Portfolio
S&P 500 E-mini Stock Index Contracts	03/13/06	31	$1,944,940	$(29,334)

Federal Income Taxes: Each Portfolio intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing all of its ordinary income and net realized capital gains. Therefore, no Federal tax provision is required.

Foreign taxes withheld represents amounts withheld by foreign tax authorities, net of refunds recoverable.

Security Lending: The S&P 500 Index Portfolio (the “Portfolio”) has entered into a Securities Lending Agreement (the “Agreement”) with Citibank, N.A. (the “Agent”). Under the terms of the Agreement, the S&P 500 Index Portfolio may lend portfolio securities to certain qualified institutions (the “Borrower”) approved by the Board of Directors of the Fund in order to earn additional income. The Agreement requires that loans are to be collateralized at all times by cash or government and agency securities in an amount at least equal to 102% of the market value of the securities loaned. The market value of the loaned securities is determined at the close of business each day and any additional required collateral is delivered to the Agent on the next business day. At December 31, 2005, the S&P 500 Index Portfolio had securities valued at $12,016,931 on loan and cash collateral of $12,396,767 was invested in a Repurchase Agreement.

The primary risk associated with securities lending is if the Borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Portfolio could experience delays and costs in recovering securities loaned or in gaining access to the collateral. The Agent provides the Portfolio with indemnification against Borrower default. A portion of the income generated upon investment of the collateral is remitted to the Borrower and the remainder is allocated between the Portfolio and the Agent. The Portfolio continues to receive dividends on the securities loaned, which are accounted for in the same manner as other dividend and interest income.

Repurchase agreements involve certain risks not associated with direct investment in securities, including the risk that the original seller will default on its obligations to repurchase, as a result of bankruptcy or otherwise. If the seller defaults or becomes insolvent, a Portfolio could realize delays, costs or a loss in asserting its rights to the collateral in satisfaction of the seller’s repurchase agreement.

Expense Offsets: The Company has entered into a commission recapture agreement, under which certain brokers will credit the Portfolios a portion of the commissions generated, to offset certain expenses of the Portfolios. For the year ended December 31, 2005, certain Portfolios’ expenses were reduced under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

NOTE C—INVESTMENTS

Net realized gains and losses on investment securities sold are determined by using the first-in, first-out method.

At December 31, 2005, gross unrealized gains and losses, and adjusted cost basis for Federal Income tax purposes were as follows:

			Net Unrealized
Portfolio	Gains	Losses	Gain (Loss)	Federal Tax Cost
Capital Growth	$22,012,956	$1,375,028	$20,637,928	$153,062,416
Growth	6,815,136	287,881	6,527,255	35,349,096
Strategic Growth	15,271,362	1,209,793	14,061,569	71,532,890
S&P 500 Index	50,102,623	55,824,657	(5,722,034)	249,523,362
Value	13,498,696	887,240	12,611,456	68,907,123
Mid-Cap Growth	4,764,216	221,476	4,542,740	21,531,521
Mid-Cap Value	8,297,042	1,416,652	6,880,390	38,223,796
Small Company	10,652,071	1,084,666	9,567,405	59,172,282
Small-Cap Value	9,985,877	1,190,222	8,795,655	41,561,643
International Equity	8,466,041	38,045	8,427,996	41,183,575
World Growth Stock	31,421,655	5,377,360	26,044,295	104,401,904
High Yield Bond	444,296	477,692	(33,396)	21,178,705
Balanced	6,492,444	1,071,646	5,420,798	62,568,690
Money Market	1,170	—	1,170	67,112,585

At December 31, 2005, the Mid-Cap Value Portfolio and International Equity Portfolio had unrealized foreign currency gains of $259 and $180, respectively. The Strategic Growth Portfolio, World Growth Stock Portfolio, High Yield Bond Portfolio and Balanced Portfolio had unrealized foreign currency losses of $784, $5,763, $2,325, and $122, respectively.

At December 31, 2005, the following Portfolios had accumulated realized capital losses, for Federal income tax purposes, which are available to be used to offset future realized gains:

	Capital Loss
	Carryover	Total Loss	Expires	Expires	Expires	Expires	Expires	Expires
Portfolio	Utilized in 2005	Carryover	2007	2008	2009	2010	2011	2013
Capital Growth	$2,862,678	$41,885,755	$—	$—	$1,029,307	$21,059,672	$19,796,776	$—
Growth	4,915,033	24,455,748	—	—	15,186,008	9,269,740	—	—
Strategic Growth	6,979,234	67,434,528	—	—	26,642,548	38,367,688	2,424,292	—
S&P 500 Index	—	15,427,460	—	—	4,856,835	8,927,038	—	1,643,587
Value	4,167,094	—	—	—	—	—	—	—
Mid-Cap Growth	1,480,603	—	—	—	—	—	—	—
Small Company	6,302,523	13,593,261	—	—	—	10,295,148	3,298,113	—
International Equity	4,842,736	8,648,116	—	—	—	7,779,951	868,165	—
High Yield Bond	71,726	3,702,243	190,864	231,394	1,575,068	1,704,917	—	—
Balanced	2,049,611	—	—	—	—	—	—	—
Money Market	—	1	—	—	—	—	—	1

Purchases and sales of investment securities for the period ended December 31, 2005, other than short-term debt securities and government securities having maturities of one year or less, were as follows:

	Cost of Investment	Proceeds from
	Securities	Investment
Portfolio	Purchased	Securities Sold
Capital Growth	$132,863,896	$154,389,541
Growth	56,605,620	60,919,799
Strategic Growth	32,318,232	42,656,853
S&P 500 Index	11,767,957	22,717,202
Value	56,933,119	63,666,792
Mid-Cap Growth	37,475,357	38,331,406
Mid-Cap Value	20,323,892	23,886,788
Small Company	84,090,282	88,603,811
Small-Cap Value	21,491,914	24,832,892
International Equity	67,872,725	64,573,479
World Growth Stock	26,621,933	29,848,620
High Yield Bond	11,310,977	12,383,251
Balanced	22,752,347	28,340,667

NOTE D—DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during 2005 and 2004 was as follows:

	Distributions Paid in 2005		Distributions Paid in 2004
	Ordinary	Long-term	Ordinary	Long-term
Portfolio	Income	Capital Gains	Income	Capital Gains
Capital Growth	$234,799	$—	$—	$—
Growth	—	—	—	—
Strategic Growth	417,921	—	—	—
S&P 500 Index	3,869,517	—	2,713,997	—
Value	1,052,321	—	776,305	—
Mid-Cap Growth	—	—	—	—
Mid-Cap Value	1,661,761	3,206,913	—	200,105
Small Company	—	—	—	—
Small-Cap Value	1,218,212	3,499,489	—	985,283
International Equity	217,411	—	93,767	—
World Growth Stock	1,823,529	2,886,967	1,304,183	—
High Yield Bond	1,480,374	—	1,471,717	—
Balanced	1,562,645	—	1,225,457	—
Money Market	481,240	—	431,033	—

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from GAAP. These differences primarily relate to investments in passive foreign investment companies, foreign denominated investments, and real estate investment trusts. Additionally, timing differences may occur due to wash sale loss deferrals. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period, and may result in reclassification among certain capital accounts. For tax purposes, short-term capital gains are considered ordinary income.

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

			Undistributed	Unrealized
	Capital Loss	Undistributed	Long-term	Appreciation
Portfolio	Carryforward	Ordinary Income	Capital Gain	(Depreciation)
Capital Growth	$41,885,755	$7,043	$—	$20,637,928
Growth	24,455,748	143,513	—	6,527,255
Strategic Growth	67,434,528	196,512	—	14,060,785
S&P 500 Index	15,427,460	3,709,858	—	(5,729,836)
Value	—	1,014,918	6,818,197	12,611,456
Mid-Cap Growth	—	—	1,107,858	4,542,740
Mid-Cap Value	—	1,575,672	3,790,262	6,880,649
Small Company	13,593,261	—	—	9,567,405
Small-Cap Value	—	88,612	5,638,491	8,795,655
International Equity	8,648,116	39,149	—	8,428,176
World Growth Stock	—	2,295,836	9,553,536	26,038,532
High Yield Bond	3,702,243	1,543,710	—	(33,316)
Balanced	—	1,583,002	375,791	5,420,676
Money Market	1	1,814,208	—	1,170

NOTE E—INVESTMENT ADVISORY FEES AND MANAGEMENT AGREEMENT

The Company has entered into an investment management agreement with Jefferson Pilot Investment Advisory Corporation, “JPIA”, a registered investment adviser and wholly owned subsidiary of Jefferson-Pilot Corporation. Under the agreement, JPIA provides investment management and certain administrative services for the Company. JPIA has, in turn, retained Wellington Management Company, LLP to provide investment advisory services for the Capital Growth Portfolio, the Mid-Cap Value Portfolio and the Balanced Portfolio; Turner Investment Partners, Inc. to provide investment advisory services for the Growth Portfolio and the Mid-Cap Growth Portfolio; T. Rowe Price Associates, Inc. to provide investment advisory services for the Strategic Growth Portfolio; Mellon Capital Management Corp. to provide investment advisory services for the S&P 500 Index Portfolio; Credit Suisse Asset Management, LLC to provide investment advisory services for the Value Portfolio; Lord, Abbett & Co. LLC to provide investment advisory services for the Small Company Portfolio; Dalton, Greiner, Hartman, Maher & Co. to provide investment advisory services for the Small-Cap Value Portfolio; Marsico Capital Management, LLC to provide investment advisory services for the International Equity Portfolio; Templeton Investment Counsel, LLC to provide investment advisory services for the World Growth Stock Portfolio; and Massachusetts Financial Services Company to provide investment advisory services for the High Yield Bond Portfolio and the Money Market Portfolio. For its investment management and administrative services, JPIA is paid an annual fee through a daily charge based on a percentage of the average daily net asset value of each Portfolio as shown below:

	Capital		Strategic	S&P 500		Mid-Cap	Mid-Cap
	Growth(1)	Growth(2)	Growth(3)	Index(4)	Value(5)	Growth(6)	Value(7)
First $25 Million	.75%	.65%	.80%	.24%	.75%	.90%	1.05%
Next $25 Million	.75%	.65%	.80%	.24%	.75%	.85%	.95%
Next $25 Million	.75%	.65%	.75%	.24%	.75%	.85%	.85%
Next $25 Million	.75%	.65%	.75%	.24%	.70%	.80%	.85%
Next $50 Million	.70%	.65%	.70%	.24%	.70%	.80%	.75%
Next $50 Million	.70%	.60%	.70%	.24%	.65%	.70%	.75%
Next $50 Million	.70%	.60%	.70%	.24%	.60%	.70%	.75%
Next $250 Million	.65%	.55%	.65%	.24%	.60%	.65%	.70%
Next $500 Million	.65%	.55%	.60%	.20%	.60%	.65%	.70%
Over $1 Billion	.60%	.55%	.60%	.16%	.60%	.65%	.70%

	Small	Small-Cap	International	World Growth	High Yield		Money
	Company(5)	Value(8)	Equity(9)	Stock(5)	Bond(10)	Balanced	Market(11)
First $40 Million	.75%	1.30%	1.00%	.75%	.75%	.65%	.50%
Next $10 Million	.75%	1.05%	1.00%	.75%	.75%	.65%	.50%
Next $10 Million	.75%	1.05%	.95%	.75%	.75%	.65%	.45%
Next $40 Million	.75%	.75%	.95%	.75%	.75%	.65%	.45%
Next $50 Million	.70%	.75%	.90%	.75%	.725%	.55%	.40%
Next $50 Million	.70%	.75%	.85%	.75%	.725%	.55%	.40%
Next $50 Million	.65%	.75%	.85%	.65%	.725%	.50%	.40%
Next $250 Million	.65%	.75%	.80%	.65%	.70%	.50%	.30%
Next $500 Million	.625%	.75%	.80%	.60%	.65%	.50%	.30%
Over $1 Billion	.60%	.75%	.80%	.60%	.60%	.50%	.30%

(1)          Prior to May 1, 2005 the management fee was .75% of the first $100 million average daily net assets and .70% over $100 million.

(2)          Prior to May 1, 2005 the management fee was .65% of the average daily net assets.

(3)          Prior to May 1, 2005 the management fee was .80% of the first $200 million average daily net assets, .75% of the next $1.1 billion and ..70% over $1.3 billion.

(4)          Prior to May 1, 2005 the management fee was 0.24% of the average daily net assets.

(5)          Prior to May 1, 2005 the management fee for each Portfolio was .75% of the first $200 million average daily net assets, .70% for the next $1.1 billion and .65% over $1.3 billion.

(6)          Prior to May 1, 2005 the management fee was .90% of the average daily net assets.

(7)          Prior to May 1, 2005 the management fee was 1.05% of the average daily net assets.

(8)          Prior to May 1, 2005 the management fee was 1.30% of the average daily net assets.

(9)          Prior to May 1, 2005 the management fee was 1.00% of the average daily net assets.

(10)   Prior to May 1, 2005 the management fee was .75% of the average daily net assets.

(11)   Prior to May 1, 2005 the management fee was .50% of the first $200 million average daily net assets, .45% of the next $1.1 billion and .40% over $1.3 billion.

Expense Reductions: JPIA maintained an Expense Reimbursement Plan for the fiscal year ended December 31, 2005, whereby JPIA reimbursed the S&P 500 Index Portfolio (the “Portfolio”) to the extent that the Portfolio’s expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) exceeded 0.28% of the Portfolio’s average daily net assets.

This Plan terminated on December 31, 2005. According to the Plan, expenses incurred in excess of the expense cap and paid by JPIA were carried over and were reimbursible during any fiscal year in which the Portfolio’s total expense ratio fell below the expense cap. As of January 1, 2006 the Portfolio is no longer required to reimburse JPIA for the $772,232 in cumulative unreimbursed expenses.

Effective January 1, 2006, JPIA has voluntarily determined to continue to reimburse the Portfolio for expenses to the extent that the Portfolio’s expenses exceed 0.28% of average daily net assets. This arrangement may be discontinued by JPIA at any time.

NOTE F—SHAREHOLDERS’ TRANSACTIONS

Following is a summary of transactions with shareholders for each Portfolio.

	CAPITAL GROWTH PORTFOLIO				GROWTH PORTFOLIO
	Year Ended December 31, 2005		Year Ended December 31, 2004		Year Ended December 31, 2005		Year Ended December 31, 2004
	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS
Shares issued	117,451	$2,456,971	169,821	$3,373,817	287,697	$4,315,193	217,321	$2,766,011
Shares issued as reinvestment of dividends	12,040	234,799
Shares redeemed	(1,152,630)	(24,307,186)	(1,049,783)	(21,003,624)	(584,901)	(8,572,219)	(573,414)	(7,293,011)
Net decrease	(1,023,139)	$(21,615,416)	(879,962)	$(17,629,807)	(297,204)	$(4,257,026)	(356,093)	$(4,527,000)

	STRATEGIC GROWTH PORTFOLIO				S&P 500 INDEX PORTFOLIO
	Year Ended December 31, 2005		Year Ended December 31, 2004		Year Ended December 31, 2005		Year Ended December 31, 2004
	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS
Shares issued	119,708	$1,680,142	269,641	$3,475,724	2,028,239	$16,915,303	3,000,248	$23,615,364
Shares issued as reinvestment of dividends	31,562	417,921			481,261	3,869,517	349,818	2,713,997
Shares redeemed	(851,558)	(11,964,547)	(747,481)	(9,736,342)	(3,774,029)	(31,663,771)	(3,004,573)	(23,663,928)
Net increase (decrease)	(700,288)	$(9,866,484)	(477,840)	$(6,260,618)	(1,264,529)	$(10,878,951)	345,493	$2,665,433

	VALUE PORTFOLIO				MID-CAP GROWTH PORTFOLIO
	Year Ended December 31, 2005		Year Ended December 31, 2004		Year Ended December 31, 2005		Year Ended December 31, 2004
	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS
Shares issued	332,527	$7,213,182	166,824	$3,255,648	448,539	$4,620,704	822,736	$7,327,623
Shares issued as reinvestment of dividends	50,084	1,052,321	40,618	776,305
Shares redeemed	(628,872)	(13,805,752)	(583,376)	(11,439,378)	(436,904)	(4,278,796)	(1,199,527)	(10,598,184)
Net increase (decrease)	(246,261)	$(5,540,249)	(375,934)	$(7,407,425)	11,635	$341,908	(376,791)	$(3,270,561)

	MID-CAP VALUE PORTFOLIO				SMALL COMPANY PORTFOLIO
	Year Ended December 31, 2005		Year Ended December 31, 2004		Year Ended December 31, 2005		Year Ended December 31, 2004
	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS
Shares issued	447,416	$5,754,565	704,480	$8,843,595	228,650	$3,579,336	186,915	$2,517,635
Shares issued as reinvestment of dividends	398,374	4,868,674	16,065	200,105
Shares redeemed	(712,695)	(9,156,187)	(793,513)	(9,904,594)	(575,253)	(8,514,874)	(825,907)	(11,212,611)
Net increase (decrease)	133,095	$1,467,052	(72,968)	$(860,894)	(346,603)	$(4,935,538)	(638,992)	$(8,694,976)

	SMALL-CAP VALUE PORTFOLIO				INTERNATIONAL EQUITY PORTFOLIO
	Year Ended December 31, 2005		Year Ended December 31, 2004		Year Ended December 31, 2005		Year Ended December 31, 2004
	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS
Shares issued	287,402	$4,100,741	624,382	$8,578,662	675,675	$7,286,335	815,333	$7,516,523
Shares issued as reinvestment of dividends	353,121	4,717,701	73,960	985,283	22,265	217,411	10,048	93,767
Shares redeemed	(686,102)	(9,699,586)	(587,651)	(8,033,749)	(479,630)	(5,022,374)	(653,610)	(5,912,004)
Net increase (decrease)	(45,579)	$(881,144)	110,691	$1,530,196	218,310	$2,481,372	171,771	$1,698,286

	WORLD GROWTH STOCK PORTFOLIO				HIGH YIELD BOND PORTFOLIO
	Year Ended December 31, 2005		Year Ended December 31, 2004		Year Ended December 31, 2005		Year Ended December 31, 2004
	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS
Shares issued	242,607	$6,224,405	138,209	$3,206,626	508,153	$3,987,043	1,047,986	$8,332,677
Shares issued as reinvestment of dividends	191,255	4,710,496	58,379	1,304,183	193,334	1,480,374	190,262	1,471,717
Shares redeemed	(452,137)	(11,583,328)	(481,936)	(11,058,627)	(754,679)	(5,991,015)	(1,050,936)	(8,361,388)
Net increase (decrease)	(18,275)	$(648,427)	(285,348)	$(6,547,818)	(53,192)	$(523,598)	187,312	$1,443,006

	BALANCED PORTFOLIO				MONEY MARKET PORTFOLIO
	Year Ended December 31, 2005		Year Ended December 31, 2004		Year Ended December 31, 2005		Year Ended December 31, 2004
	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS	SHARES	DOLLARS
Shares issued	328,195	$4,415,514	899,897	$11,463,311	6,164,450	$66,627,267	4,861,571	$52,052,669
Shares issued as reinvestment of dividends	120,368	1,562,645	97,998	1,225,457	44,919	481,240	40,374	431,033
Shares redeemed	(963,004)	(13,021,533)	(1,258,151)	(15,909,871)	(5,568,273)	(60,278,668)	(4,804,349)	(51,451,474)
Net increase (decrease)	(514,441)	$(7,043,374)	(260,256)	$(3,221,103)	641,096	$6,829,839	97,596	$1,032,228

NOTE G—CONCENTRATION OF CREDIT RISK

The International Equity and World Growth Stock Portfolios invest in securities of non-U.S. issuers. Although the Portfolios maintain diversified investment portfolios, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At December 31, 2005, the investment allocation by industry for the International Equity Portfolio was as follows:

% of
Industry	Net Assets

Oil & Gas Consumable Fuels	6.36%
Hotels, Restaurants & Leisure	5.81%
Commercial Banks	5.77%
Electronic Equipment & Instruments	5.34%
Real Estate	5.07%
Semiconductors & Semiconductor Equipment	4.94%
Food & Staples Retailing	4.86%
Pharmaceuticals	4.46%
Construction & Engineering	4.27%
Construction Materials	4.20%
Communications Equipment	4.02%
Automobiles	3.93%
Auto Components	3.53%
Wireless Telecommunication Services	3.48%
Capital Markets	3.24%
Multi-Utilities & Unregulated Power	3.17%
Media	3.02%
Household Products	3.00%
Specialty Retail	2.91%
Road & Rail	2.58%
Chemicals	2.28%
Thrifts & Mortgage Finance	2.17%
Other	9.32%
97.73%

At December 31, 2005, the investment allocation by industry for the World Growth Stock Portfolio was as follows:

% of
Industry	Net Assets

Commercial Banks	9.10%
Diversified Telecommunication Services	8.51%
Pharmaceuticals	7.82%
Media	6.24%
Insurance	6.00%
Oil & Gas Consumable Fuels	5.61%
Capital Markets	3.37%
Industrial Conglomerates	3.37%
Food Products	3.22%
Software	3.13%
Aerospace & Defense	2.88%
Chemicals	2.70%
Wireless Telecommunication Services	2.63%
Electric Utilities	2.60%
Household Durables	2.29%
Electronic Equipment & Instruments	2.26%
Paper & Forest Products	2.22%
Other	24.09%
98.04%

NOTE H—ILLIQUID AND RESTRICTED SECURITIES

All of the Portfolios may to some extent purchase certain restricted securities and limited amounts of illiquid securities. The Portfolios may invest in securities exempt from registration under Rule 144A of the Securities Act of 1933 (“The Act”) which are restricted from sale to the public and may only be sold to a qualified institutional buyer. The Portfolios do not have the right to demand that such securities be registered. The Portfolios may also invest in securities exempt from registration under Sections 4(2) and 4(6) of the Act, which exempt from registration transactions by an issuer not involving any public offering and transactions involving only “accredited investors” (as defined under Regulation D of the Act), respectively. The value of these securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Board of Directors.

At December 31, 2005, the International Equity Portfolio held $518,728 or 1.02% of net assets, the World Growth Stock Portfolio held $571,849 or 0.43% of net assets and the Balanced Portfolio held $602,464 or 0.88% of net assets in securities exempt from registration under Rule 144A of the Act. At December 31, 2005 the High Yield Bond Portfolio held $3,577,711 or 16.47% of net assets in securities exempt from registration under Rule 144A and Section 4(6) of the Act. At December 31, 2005 the Money Market Portfolio held $18,366,073 or 27.32% of net assets in commercial paper exempt from registration under Rule 144A and Section 4(2) of the Act.

At December 31, 2005, the Mid-Cap Value Portfolio held $68,510 or 0.15% of net assets in restricted securities exempt from registration under Section 4(2) of the Act. These securities, 2,600 shares of TRW Automotive Holdings Corp., were acquired on March 8, 2005 in a private placement directly from the company at a cost of $51,090.

At December 31, 2005, the Small Company Portfolio held $365,960 or 0.52% of net assets and the High Yield Bond Portfolio held $631,713 or 2.91% of net assets in illiquid securities. Illiquid investments may include restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the-counter option contracts and participation interests in loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Portfolios may experience difficulty in closing out positions at prevailing market prices.

NOTE I—EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends, or other distributions and (2) ongoing costs, including management fees and other Portfolio expenses. The Example is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES - Table I

Table I below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

TABLE I - EXPENSE EXAMPLES BASED ON ACTUAL TOTAL RETURNS

	Annualized	Beginning	Ending Account	Expenses Paid
Portfolio	Expense Ratios	Account Value	Value	During the Period*
Capital Growth	0.79%	$1,000	$1,065	$4.11
Growth ***	0.76%	1,000	1,123	4.07
Strategic Growth	0.86%	1,000	1,075	4.50
S&P 500 Index	0.28%	1,000	1,056	1.45
S&P 500 Index (w/o reimbursement) **	0.33%	1,000	1,056	1.71
Value	0.81%	1,000	1,053	4.19
Mid-Cap Growth	1.06%	1,000	1,112	5.64
Mid-Cap Growth (w/o expense offset, Note B)	1.07%	1,000	1,112	5.70
Mid-Cap Value	1.10%	1,000	1,083	5.78
Small Company ***	0.85%	1,000	1,122	4.55
Small-Cap Value	1.32%	1,000	1,049	6.82
Small-Cap Value (w/o expense offset, Note B)	1.33%	1,000	1,049	6.87
International Equity	1.21%	1,000	1,236	6.82
World Growth Stock	0.85%	1,000	1,099	4.50
High Yield Bond	1.05%	1,000	1,015	5.33
Balanced ***	0.76%	1,000	1,052	3.93
Money Market	0.55%	1,000	1,016	2.80

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - Table II

Table II below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the Table II is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

TABLE II - HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

	Annualized	Beginning	Ending Account	Expenses Paid
Portfolio	Expense Ratios	Account Value	Value	During the Period*
Capital Growth	0.79%	$1,000	$1,021	$4.02
Growth ***	0.76%	1,000	1,021	3.87
Strategic Growth	0.86%	1,000	1,021	4.38
S&P 500 Index	0.28%	1,000	1,024	1.43
S&P 500 Index (w/o reimbursement) **	0.33%	1,000	1,023	1.68
Value	0.81%	1,000	1,021	4.13
Mid-Cap Growth	1.06%	1,000	1,020	5.40
Mid-Cap Growth (w/o expense offsets, Note B)	1.07%	1,000	1,020	5.45
Mid-Cap Value	1.10%	1,000	1,020	5.60
Small Company ***	0.85%	1,000	1,021	4.33
Small-Cap Value	1.32%	1,000	1,018	6.72
Small-Cap Value (w/o expense offsets, Note B)	1.33%	1,000	1,018	6.77
International Equity	1.21%	1,000	1,019	6.16
World Growth Stock	0.85%	1,000	1,021	4.33
High Yield Bond	1.05%	1,000	1,020	5.35
Balanced ***	0.76%	1,000	1,021	3.87
Money Market	0.55%	1,000	1,022	2.80

* Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 days (to reflect the one-half-year period).

** Jefferson Pilot Investment Advisory Corp. (“JPIA”) has entered into an Expense Reimbursement Plan with the Portfolio. JPIA has agreed to maintain the operating expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) of the Portfolio at an annual rate of 0.28% of average daily net assets.

*** Annualized expense ratios and expenses paid during the period for the Growth, Small Company and Balanced Portfolios were unchanged by expense offsets (See Note B).

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
Jefferson Pilot Variable Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Jefferson Pilot Variable Fund, Inc. (comprising, respectively, the Capital Growth, Growth, Strategic Growth, S&P 500 Index, Value, Mid-Cap Growth, Mid-Cap Value, Small Company, Small-Cap Value, International Equity, World Growth Stock, High Yield Bond, Balanced, and Money Market Portfolios) (the Fund) as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for the each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Jefferson Pilot Variable Fund, Inc., as of December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 10, 2006

MANAGEMENT OF THE FUND	JEFFERSON PILOT VARIABLE FUND, INC.

For the Year Ended December 31, 2005 (Unaudited)

The Board of Directors of the Fund is responsible for the administration of the affairs of the Fund. The individuals listed below serve as directors or officers of the Fund, overseeing all fourteen Portfolios. Those listed as interested directors are “interested” primarily by virtue of their engagement as officers of Jefferson-Pilot Life Insurance Company (“JP”) or its wholly-owned subsidiaries, including the Fund’s issuers, Jefferson Pilot Financial Insurance Company (“JPF”) and Jefferson Pilot LifeAmerica Insurance Company (“JPLA”); the Fund’s investment advisor, Jefferson Pilot Investment Advisory Corp. (“JPIA”); and the Fund’s principal underwriter and distributor, Jefferson Pilot Variable Corp. (“JPVC”).

Name, Age and Address	Position(s)	Length of Service	Principal Occupations

Ronald Angarella (47) One Granite Place Concord, NH 03301	President and Director	10 Years	Sr. Vice President, JP, JPF, JPLA; Chairman, CEO and Director, JPIA, JPVC, Jefferson Pilot Securities Corp. and Hampshire Funding, Inc.

David K. Booth (42) One Granite Place Concord, NH 03301	Vice President	Less than 1 Year	Vice President, JP, JPF and JPLA; President and Director, JPIA, JPVC, Jefferson Pilot Securities Corp. and Hampshire Funding, Inc.

W. Thomas Boulter (60) One Granite Place Concord, NH 03301	Chief Compliance Officer	1 Year	Vice President and Chief Compliance Officer, JPSC, JPVC, Allied Professional Advisors and Windward Securities Corp.

Craig D. Moreshead (37) One Granite Place Concord, NH 03301	Secretary	7 Years	Assistant Vice President and Counsel for JP, JPF and JPLA; Secretary, JPIA, Hampshire Funding, Inc. and JPVC.

John A. Weston (46) One Granite Place Concord, NH 03301	Treasurer	13 Years	Vice President, JP, JPF and JPLA; Treasurer and Chief Financial Officer, JPVC; Treasurer, JPIA, Jefferson Pilot Securities Corp. and Hampshire Funding, Inc.

Alicia K. DuBois (46) One Granite Place Concord, NH 03301	Assistant Treasurer	4 Years	Assistant Treasurer, JPIA; Assistant Vice President, JPF; formerly Senior Mutual Fund Manager and Mutual Fund Accounting Manager, JPF

Michael D. Coughlin (63) One Granite Place Concord, NH 03301	Director	16 Years	Owner, Michael D. Coughlin Associates (general management consulting); formerly President of Concord Litho Company, Inc. (printing company)

Elizabeth S. Hager (61) 5 Pleasant View Avenue Concord, NH 03301	Director	16 Years	State Representative, State of New Hampshire; Executive Director, United Way

Thomas D. Rath (60) One Capital Plaza, P.O. Box 1500 Concord, NH 03302	Director	8 Years	Partner, Rath, Young, Pignatelli, P.A.

All Fund directors and officers are elected to an unlimited term of office.

Mr. Angarella is an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Coughlin, Ms. Hager, Mr. Nesvet and Mr. Rath are members of the Audit Committee. Mr. Angarella, Mr. Weston and Ms. Hager are members of the Valuation Committee.

*                 Mr. Nesvet is an independent member of the Board of Directors and has been determined to be the “financial expert of the Audit Committee. (Mr.  Nesvet resigned from the Board effective July 27, 2005.)

The Statement of Additional Information contains additional information about Fund directors and officers and is available free upon request, by calling 1-800-258-3648 ext. 7719. It is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Approval of Investment Advisory Contracts by the Board of Directors of Jefferson Pilot Variable Fund, Inc.

For the Year Ended December 31, 2005 (Unaudited)

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) generally requires that each investment advisory or sub-advisory contract be renewed at least annually by the Board of Directors and by a majority vote of the Directors who are not “interested persons” within the meaning of the 1940 Act. When considering the renewal of an advisory contract, the Directors are required to review such information as may be reasonably necessary to evaluate the terms of such contract. The Directors considered such factors as they, in the exercise of their business judgment, deemed relevant. The types of information considered by the Directors in evaluating an advisory or sub-advisory agreement include the following: (i) personnel and methods of operation, including any significant changes to personnel (ii) long-term and short-term investment performance, including a comparison with appropriate indices and with comparable funds managed by others, (iii) nature, extent and quality of services provided, (iv) cost of services to be provided and profits to be realized by the investment adviser and its affiliates, (v) the extent to which economies of scale will be realized as Portfolio assets grow, (vi) the financial condition of the adviser or sub-adviser, and (vii) any conflicts of interest or ethical violations. No one factor was deemed by the Directors to be determinative, and the individual Directors may have given different weight to the various factors and information considered. In approving each advisory or sub-advisory agreement described below, the Directors were represented by independent legal counsel. The Directors determined that continuation of the agreements was in the best interests of the Fund and the Fund’s shareholders.

Templeton Investment Counsel, LLC (World Growth Stock Portfolio)

At an in-person meeting held on July 28, 2005, the Fund’s Board of Directors approved the continuation of the Investment Sub-Advisory Agreement between Templeton Investment Counsel, LLC and Jefferson Pilot Investment Advisory Corporation, formerly Chubb Investment Advisory Corporation, and dated August 28, 1997 for the World Growth Stock Portfolio. The Agreement was renewed without any changes. The renewal was effective August 28, 2005 and will remain in force for a period of one year.

In determining to approve the continuation of the agreement, the Directors considered information provided by Templeton, as well as information and analysis provided by Jefferson Pilot Investment Advisory Corporation (JPIAC) with respect to Templeton. As part of its review, the Board considered a detailed summary of a due diligence visit at Templeton’s office in Fort Lauderdale, Florida conducted by JPIAC on October 20, 2004, and JPIAC’s findings thereto. JPIAC personnel met with the Portfolio Manager, Chief Investment Officer and Director of Research, Director of Trading, Chief Compliance Officer, Counsel, and Relationship Manager to review Templeton’s investment process, performance results, ownership structure, regulatory history and compliance program. Overall, JPIAC reported that they were satisfied with the visit and there were no significant concerns or issues as a result of the visit. The Board also considered Templeton’s ownership structure (Templeton is wholly-owned by Franklin Resources, Inc.). Templeton reported that it continues to operate autonomously from Franklin with distinct investment teams located in Fort Lauderdale and Nassau, Bahamas. The Board also considered JPIAC’s statement of satisfaction with the level of service received from Templeton, including personnel and methods of operation. The Board was satisfied that Templeton had timely filed compliance reports and Manager commentary with the Fund and had been responsive to any concerns raised by JPIAC.

In reviewing Templeton’s investment performance, the Board recognized that while Templeton had slightly under-performed during the second quarter of 2005, the Portfolio has performed well over the long-term. As of June 30, 2005, the Portfolio has outperformed the MSCI World Index for the 1, 3, 5, and 10-year periods. The Board also considered the fact that the Portfolio ranked in the top half of its Morningstar World Stock peer group for the 1, 3, 5, and 10-year periods. Based upon a review of investment performance and JPIAC’s report, the Board was satisfied with Templeton’s long-term performance and management team.

In reviewing the cost of services provided by Templeton, the Board considered JPIAC’s report which compared Templeton’s fees to other comparable funds through data provided by Lipper Analytical Services. The management fee paid by JPIAC to Templeton is 0.50% of average net assets, which compares to a median fee of 0.45% at the $100 million asset level for all funds with a similar objective offered through variable products. The Board was satisfied that the level of fees charged by Templeton in managing the Portfolio is reasonable in relation to other comparable funds. The Board reviewed information provided by Templeton regarding the profits to be realized by Templeton and its affiliates from the relationship with the Fund. The Board also considered that JPIAC and Templeton had implemented effective May 1, 2005 more beneficial advisory and subadvisory fee breakpoints above $200 Million, which should provide for greater economies of scale should assets of the Portfolio increase to a substantial degree. (At the time of the Board’s review, the Portfolio assets were approximately $124 Million.) Templeton disclosed no material conflicts of interest or ethical violations, which raised any concern with the Board.

Massachusetts Financial Services Company (Money Market Portfolio)

At an in-person meeting held on July 28, 2005, the Fund’s Board of Directors approved the continuation of the Investment Sub-Advisory Agreement between Massachusetts Financial Services Company (MFS) and Jefferson Pilot Investment Advisory Corporation (JPIAC), formerly Chubb Investment Advisory Corporation, dated August 28, 1997 for the Money Market Portfolio. The Agreement was renewed without any changes. The renewal was effective August 28, 2005 and will remain in force for a period of one year.

In determining to approve the continuation of the agreement, the Directors considered information provided by MFS, as well as information and analysis provided by Jefferson Pilot Investment Advisory Corporation (JPIAC) with respect to MFS. As part of its review, the Board considered a summary of a due diligence visit at MFS’ office in Boston, Massachusetts, conducted by JPIAC on June 15, 2005, and JPIAC’s findings thereto. JPIAC personnel met with the Portfolio Manager, Compliance Officer, Head of Equity Trading, Operations Manager, Marketing Manager, and Relationship Manager. JPIAC reviewed the firm’s investment philosophy, compliance program, and performance results. Overall, JPIAC reported that they were pleased with the visit and there were no significant concerns or issues raised as a result of the visit. The Board also considered JPIAC’s statement of satisfaction with the level of service received from MFS, including personnel and methods of operation. The Board was satisfied that MFS had timely filed compliance reports and Manager commentary with the Fund, and had been responsive to any concerns raised by the Fund.

The Board was satisfied with the investment performance of the Money Market Portfolio. The Portfolio’s investment objective is to seek a high level of current income as is consistent with the preservation of capital and liquidity. The Portfolio Manager seeks to achieve this objective by investing only in securities which have been rated within the two highest rating categories by rating agencies, or if unrated, considered by MFS to be of comparable quality. In its review, the Board considered that the Portfolio has generated returns in line with its Lipper peer group over the past 3-month, 1-year, and 3-year periods.

In reviewing the cost of services provided by MFS, the Board considered JPIAC’s report which compared MFS’ fees to other comparable funds through data provided by Lipper Analytical Services. The management fee paid by JPIAC to MFS is 0.275%, which compares to a median fee of 0.078% of average net assets at the $100 million asset level for similar funds. JPIAC recognized that the subadvisory fee charged by MFS to JPIAC is considerably higher than the median, and as a result JPIAC communicated to the Board that it is currently renegotiating the fee with MFS. JPIAC noted to the Board that the investment advisory fee paid by the Fund to JPIAC is below the median fee for similar funds. The Board reviewed information provided by MFS regarding the profits to be realized by MFS and its affiliates from the relationship with the Fund. The Board also considered that JPIAC and MFS had agreed effective May 1, 2005, to more beneficial advisory and subadvisory fee breakpoints above $50 Million. These changes should provide for greater economies of scale should assets of the Portfolio increase to a substantial degree. (At the time of the Board’s review, the Portfolio assets were approximately $62 Million.) MFS disclosed no material conflicts of interest or ethical violations, which raised any concern with the Board.

Jefferson Pilot Investment Advisory Corporation

At an in-person meeting held on July 28, 2005, the Fund’s Board of Directors approved the continuation of the Investment Advisory Agreement between Jefferson Pilot Investment Advisory Corporation (JPIAC) and the Fund dated August 28, 1997. The Agreement was renewed without any changes. The renewal was effective August 28, 2005 and will remain in force for a period of one year.

In determining to approve the continuation of the agreement, the Directors considered information provided by JPIAC. The materials included information relating to the nature and quality of services provided by JPIAC, the performance of the portfolios managed by JPIAC, JPIAC’s financial condition and profitability, ancillary benefits to JPIAC and its affiliates, and the amount of fees charged by JPIAC as compared to other investment companies. JPIAC also provided the Board with its most recent Form ADV, as well as a detailed study by Lipper comparing JPIAC’s performance and fees with the industry.

In determining to renew the agreement, the Board considered its satisfaction with the level of service received from JPIAC, including personnel and methods of operation. The Board also considered the oversight of the Fund’s subadvisers provided by JPIAC. The Board was also satisfied with the administrative services provided by JPIAC in connection with the management of the Fund’s portfolios. Such services include determination of net asset value, providing reports to the Board, working with the Fund’s auditor and custodian on Fund issues, supervision of the Fund’s subadvisers, preparation of required filings with the SEC, and other miscellaneous Fund operations.

In reviewing the cost of services provided by JPIAC, the Board considered the Lipper report which compared JPIAC’s fees to other comparable funds through data provided by Lipper Analytical Services. The Board was satisfied that the level of fees charged by JPIAC in managing the Fund’s portfolios is reasonable in relation to other comparable funds. The Board reviewed information provided by JPIAC regarding the profits to be realized by JPIAC and its affiliates from the relationship with the Fund. The Board also considered that JPIAC had agreed effective May 1, 2005 to lower advisory fees on thirteen (13) out of the fourteen (14) Fund portfolios. These changes will directly benefit the Fund, especially as Fund assets increase to levels where breakpoints are reached and economies of scale can be achieved. JPIAC disclosed no material conflicts of interest or ethical violations, which raised any concern with the Board.

Dalton, Greiner, Hartman, Maher & Co. (Small-Cap Value Portfolio)

At an in-person meeting held on October 27, 2005, the Fund’s Board of Directors approved the continuation of the Investment Sub-Advisory Agreement between Dalton, Greiner, Hartman, Maher & Co. (Dalton Greiner) and Jefferson Pilot Investment Advisory Corporation (JPIAC) for the Small-Cap Value Portfolio. The Agreement was renewed without any changes. The renewal was effective November 30, 2005 and will remain in force for a period of one year.

In determining to approve the continuation of the agreement, the Directors considered information provided by Dalton Greiner, as well as information and analysis provided by Jefferson Pilot Investment Advisory Corporation (JPIAC) with respect to Dalton Greiner. As part of its review, the Board considered a detailed summary of a due diligence visit at Dalton Greiner’s office in New York City conducted by JPIAC on October 18, 2005, and JPIAC’s findings thereto. JPIAC personnel met with Stephen Bruno, the co-President of the firm and senior member of the investment team who manages the Portfolio. JPIAC reviewed the firm’s investment philosophy, compliance program, and performance results. Overall, JPIAC reported that they were pleased with the results of the meeting and there were no significant concerns or issues raised as a result of the visit. The Board also considered Dalton Greiner’s ownership structure (Dalton Greiner was acquired by Boston Private Financial Holdings Corp. in February 2004). Dalton Greiner reported that Boston Private is a very passive owner, having no involvement in the day-to-day management of Dalton Greiner. The Board also considered JPIAC’s statement of satisfaction with the level of service received from Dalton Greiner, including personnel and methods of operation. The Board was satisfied that Dalton Greiner had timely filed compliance reports and Manager commentary with the Fund, and had been responsive to any concerns raised by the Fund.

JPIAC’s report showed that while the Portfolio trailed its Lipper and Morningstar peer group averages for the one and three-year periods, the Portfolio slightly out-performed its primary benchmark, the Russell 2000 Value Index, for the quarter ended September 30, 2005. As recently as March 31, 2005, the Portfolio was ranked in the top third of both its Lipper and Morningstar peer groups for its one and three-year results. Dalton Greiner attributed the recent under-performance to the markets “junk rally” over the past several quarters, where stocks with poor fundamentals out-performed the broader market. Dalton Greiner’s disciplined investment process focuses on the highest quality companies that Dalton Greiner believes to be under-valued. The Board was generally satisfied with the investment performance of the Portfolio considering the factors raised by Dalton Greiner and JPIAC.

In reviewing the cost of services provided by Dalton Greiner, the Board considered JPIAC’s report which compared Dalton Greiner’s fees to other comparable funds through data provided by Lipper Analytical Services. The management fee paid by JPIAC to Dalton Greiner is 0.75% of average net assets, which compares to a median fee of 0.53% at the $100 million asset level for all funds with a similar objective offered through variable products. The Board considered that the management fee paid by JPIAC to Dalton Greiner is subject to the following sharp breakpoints: 1.00% on the first $40 Million, 0.75% on the next $20 Million, and 0.50% on all assets over $60 Million. The Board was satisfied that the fees charged by Dalton Greiner are reasonable in relation to other comparable funds considering the nature and quality of the services provided. The Board reviewed information provided by Dalton Greiner regarding the profits to be realized by Dalton Greiner and its affiliates from the relationship with the Fund. The Board also considered that JPIAC had agreed effective May 1, 2005 to establish advisory fee breakpoints above $40 Million. These changes should provide for greater economies of scale should assets of the Portfolio increase. (At the time of the Board’s review, the Portfolio assets were approximately $51.3 Million.) Dalton Greiner disclosed no material conflicts of interest or ethical violations, which raised any concern with the Board.

Massachusetts Financial Services Company (High Yield Bond Portfolio)

At an in-person meeting held on October 27, 2005, the Fund’s Board of Directors approved the continuation of the Investment Sub-Advisory Agreement between Massachusetts Financial Services Company (MFS) and Jefferson Pilot Investment Advisory Corporation (JPIAC), formerly Chubb Investment Advisory Corporation, dated December 31, 1997 for the High Yield Bond Portfolio. The Agreement was renewed without any changes. The renewal was effective December 31, 2005 and will remain in force for a period of one year.

In determining to approve the continuation of the agreement, the Directors considered information provided by MFS, as well as information and analysis provided by Jefferson Pilot Investment Advisory Corporation (JPIAC) with respect to MFS. As part of its review, the Board considered a summary of a due diligence visit at MFS’ office in Boston, Massachusetts, conducted by JPIAC on June 15, 2005, and JPIAC’s findings thereto. Overall, JPIAC reported that they were pleased with the visit and there were no significant concerns or issues raised as a result of the visit. The Board also considered JPIAC’s statement of satisfaction with the level of service received from MFS, including personnel and methods of operation. The Board was satisfied that MFS had timely filed compliance reports and Manager commentary with the Fund, and had been responsive to any concerns raised by the Fund.

In reviewing MFS’ investment performance, the Board recognized that while the Portfolio has trailed the Lehman Brothers High Yield Bond Index for all measured time periods beyond three months, the performance has been more favorable versus the Lipper and Morningstar peer group averages for the five-year period. MFS commented that the under-performance relative to the Lehman Index primarily stems from the Portfolio’s conservative positioning and large underweight in Utilities in 2003. The Board considered the factors materially affecting the Portfolio’s performance for the under performing period. During JPIAC’s visit, JPIAC met with the new management team that took over in early 2004. MFS’ new management team emphasized their flexible sector neutral approach, which should eliminate periods of wide performance differences from the Index. Based upon a review of investment performance and JPIAC’s report, the Board was satisfied that MFS was taking the appropriate measures to address the recent underperformance.

In reviewing the cost of services provided by MFS, the Board considered JPIAC’s report which compared MFS’ fees to other comparable funds through data provided by Lipper Analytical Services. The management fee paid by JPIAC to MFS is 0.40% of average net assets. This compares to a median fee of 0.36% at the $100 million asset level for all funds with a similar objective offered through variable products. The Board was satisfied that the level of fees charged by MFS in managing the Portfolio were reasonable in relation to other comparable funds. The Board reviewed information provided by MFS regarding the profits to be realized by MFS and its affiliates from the relationship with the Fund. The Board also considered that JPIAC and MFS had agreed effective May 1, 2005, to establish advisory and subadvisory fee breakpoints above $100 Million. These changes should provide for greater economies of scale should assets of the Portfolio increase to a substantial degree. (At the time of the Board’s review, the Portfolio assets were approximately $21.8 Million.) MFS disclosed no material conflicts of interest or ethical violations, which raised any concern with the Board.

Mellon Capital Management Corp. (S&P 500 Index Portfolio)

At an in-person meeting held on October 27, 2005, the Fund’s Board of Directors approved the continuation of the Investment Sub-Advisory Agreement between Mellon Capital Management Corp. (Mellon) and Jefferson Pilot Investment Advisory Corporation (JPIAC) dated December 12, 2003 for the S&P 500 Index Portfolio. The Agreement was renewed without any changes. The renewal was effective November 30, 2005 and will remain in force for a period of one year.

In determining to approve the continuation of the agreement, the Directors considered information provided by Mellon, as well as information and analysis provided by Jefferson Pilot Investment Advisory Corporation (JPIAC) with respect to Mellon. As part of its review, the Board considered a detailed summary of a due diligence visit at Mellon’s office in San Francisco, California conducted by JPIAC on September 29, 2005. JPIAC personnel met with Mellon’s Portfolio Manager, Chief Operating Officer and Chief Compliance Officer, reviewing the firm’s compliance program, investment process and performance results. The Board also considered Mellon’s ownership structure (Mellon is wholly-owned by Mellon Financial Corp.). Mellon confirmed that it operates autonomously from Mellon Financial, with a distinct investment team located in San Francisco. The Board also considered JPIAC’s statement of satisfaction with the level of service received from Mellon, including personnel and methods of operation. The Board was satisfied that Mellon had timely filed compliance reports and Manager commentary with the Fund, and had been responsive to any concerns raised by the Fund.

The Board was satisfied with the investment performance of Mellon since taking over subadvisory duties to the Portfolio in December 2003. The Portfolio has tracked the S&P 500 Index as expected under Mellon’s direction. The Portfolio is ranked in the top quartile of its Lipper peer group of variable funds with an S&P 500 Index objective for its one and three-year results. Based upon the information provided, the Board was satisfied with the Portfolio’s long-term performance and current management team.

In reviewing the cost of services provided by Mellon, the Board considered JPIAC’s report which compared Mellon’s fees to other comparable funds through data provided by Lipper Analytical Services. The management fee paid by JPIAC to Mellon is 0.05% of average net assets. This compares to a median fee of 0.05% at the $250 Million asset level for all funds with a similar objective offered through variable products. The Board was satisfied that the level of fees charged by in managing the Portfolio is reasonable in relation to other comparable funds. The Board reviewed information provided by Mellon regarding the profits to be realized by Mellon and its affiliates from the relationship with the Fund. The Board also considered that JPIAC had agreed effective May 1, 2005 to establish advisory fee breakpoints above $500 Million. These changes should provide for greater economies of scale should assets of the Portfolio increase to a substantial degree. (At the time of the Board’s review, the Portfolio assets were approximately $233 Million.) Mellon disclosed no material conflicts of interest or ethical violations, which raised any concern with the Board.

Information on Proxy Voting

A description of the policies and procedures that the Jefferson Pilot Variable Fund, Inc. uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 1-800-258-3648. It is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005 is available, without charge, upon request by calling 1-800-258-3648 and on Jefferson Pilot Financial’s website www.jpfinancial.com. It is also available on the SEC website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-258-3648 and on Jefferson Pilot Financial’s website www.jpfinancial.com.

Item 2 – Code of Ethics

(a)          Pursuant to the requirements of Section 406 and 407 of the Sarbanes-Oxley Act of 2002, the Registrant has adopted a Code of Ethics which applies to the Principal Executive Officer (“President”) and Principal Financial Officer (“Treasurer”).

(b)         Not applicable.

(c)          There were no amendments to the Code of Ethics during the period covered by this report.

(d)         The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by this report.

(e)          Not applicable.

(f)            The Code of Ethics is included as an Exhibit to this filing.

Item 3 – Audit Committee Financial Expert

The Registrant’s Board of Directors does not currently have a Financial Expert on its Audit Committee.  The independent Board member previously designated to be a Financial Expert resigned from the Board effective July 27, 2005 for personal reasons unrelated to the Registrant.

Item 4 – Principal Accountant Fees and Services

a)              Audit fees – The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $147,500 in 2005, and $120,000 in 2004.

b)             Audit-related fees – There were no amounts billed for audit-related fees over the past two years.

c)              Tax fees – The Registrant was billed by the principal accountant $35,000 and $28,000 in 2005 and 2004, respectively, for tax return preparation.

d)             All other fees – There were no additional fees paid for audit and non-audit services other than those disclosed in a) through c) above.

e)              (1)  Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis.

e)              (2)  None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

f)                Not applicable. (Disclosure required if Item 4 e)(2) exceeds 50%)

g)             There were no non-audit services fees billed by the Registrant’s accountant to the Registrant’s investment adviser or distributor over the past two years.

h)             Not applicable.  (Determination of auditor independence would be required if fees were disclosed in Item 4 g).)

Item 5 – Audit Committee of Listed Registrants

Not applicable.

Item 6 – Schedule of Investments

A complete series of schedules of investments are included as part of the Report to Shareholders filed under Item 1.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

This disclosure is not applicable to the Registrant, as it is an open-end investment company.

Item 8 – Portfolio managers of Closed-End management Investment Companies

This disclosure is not applicable to the Registrant, as it is an open-end investment company.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

This disclosure is not applicable to the Registrant, as it is an open-end investment company.

Item 10 – Submission of Matters to a Vote of Security Holders

The Registrant does not currently have in place procedures by which shareholders may recommend nominees to the Registrant’s Board.

Item 11 – Controls & Procedures

a)              The Registrant’s President and Treasurer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant was recorded, processed, summarized, and reported timely.

b)             The Registrant’s President and Treasurer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits

a)              (1) Code of Ethics

(2) Separate certifications by the President and Treasurer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940.

(3) Not applicable

b)             Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Jefferson Pilot Variable Fund, Inc.

By	\s\ Ronald Angarella
Ronald Angarella
President
Date:	February 17, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	\s\ Ronald Angarella
Ronald Angarella
President
Date:	February 17, 2006

By	\s\ John A. Weston
John A. Weston
Treasurer
Date:	February 17, 2006